Exhibit 10.10

                           CREDIT FACILITIES AGREEMENT

                                      among

                                   GTSI CORP.

                                   as Borrower

                                       and

                 GE COMMERCIAL DISTRIBUTION FINANCE CORPORATION

                             as Administrative Agent

                                       and

                 GE COMMERCIAL DISTRIBUTION FINANCE CORPORATION

                                       and

        THE OTHER LENDERS LISTED ON EXHIBIT 0 AND SIGNATURE PAGES HERETO

                                   as Lenders


                                October 20, 2003

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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

1.       Effective Date.......................................................20

2.       Definitions; Rules of Construction...................................20
         2.1.     Listed Definitions..........................................20
         2.2.     Other Definitions...........................................20
         2.3.     References to Borrower......................................20
         2.4.     References to Covered Person................................20
         2.5.     References to Required Lenders; Minimum Exposure............20
         2.6.     Accounting Terms............................................20
         2.7.     Meaning of Satisfactory.....................................21
         2.8.     Computation of Time Periods.................................21
         2.9.     Certificates of Borrower and Borrowing Officer, Advance
                  Requests; Borrowing Agent...................................21
         2.10.    General.....................................................22

3.       Lenders' Facilities..................................................22
         3.1.     Revolving Loan Facility.....................................22
                  3.1.1.      Aggregate Amount................................22
                  3.1.2.      Limitation on Revolving Loan Advances...........22
                  3.1.3.      Revolving Notes.................................23
                  3.1.4.      Borrowing Base..................................23
                  3.1.5.      Eligible Accounts...............................23
         3.2.     Floorplan Loan Facility.....................................25
                  3.2.1.      Floorplan Loan Facility Generally...............25
                  3.2.2.      Interim Floorplan Loan Advances.................25
                  3.2.3.      Termination of Interim Floorplan Advances.......26
                  3.2.4.      Limitations on Interim Floorplan Loan
                              Advances........................................26
                  3.2.5.      Operation of Floorplan Loan Facility and
                              Interim Floorplan Loan Facility.................26
                  3.2.6.      Floorplan Loan Approvals........................27
                  3.2.7.      Inventory not Available for Floorplan Loans
                              and Interim Floorplan Loans.....................27
                  3.2.8.      Termination of Floorplan Loan Facility and
                              Interim Floorplan Loan Facility.................27
                  3.2.9.      Repurchase Agreements...........................28
         3.3.     Swingline Facility..........................................28
                  3.3.1.      Swingline Advances..............................28
                  3.3.2.      Termination of Swingline Facility...............28
                  3.3.3.      Limitations on Swingline Advances...............29
                  3.3.4.      Swingline Note..................................29
         3.4.     Letter of Credit Facility...................................29
         3.5.     Total Aggregate Facility Limit..............................30
         3.6.     Termination.................................................30

4.       Interest; Yield Protection...........................................32
         4.1.     Interest on the Swingline Loan..............................32
         4.2.     Interest on Draws on Letters of Credit......................32
         4.3.     Interest on the Floorplan Loan and Interim Floorplan
                  Loan  -- Administrative  Agent and GECDF as a Lender Only...32
         4.4.     Interest on Aggregate Loans--Other than Floorplan Loans.....33
         4.5.     Interest on Floorplan Loans; Administrative Agent
                  Deficiency Amount...........................................34
         4.6.     Adjusted LIBOR Rate.........................................34
         4.7.     Base Rate...................................................34
         4.8.     Prime Increments and LIBOR Increments.......................36
         4.9.     Time of Accrual.............................................36
         4.10.    Conversion or Continuation of Loans.........................36
         4.11.    Computation.................................................36
         4.12.    Rate After Maturity and Rate After An Event of Default......36
                  4.12.1......................................................36
         4.13.    Taxes.......................................................37
         4.14.    Compensation for Increased Costs and Reduced Returns;
                  Capital Adequacy............................................39
         4.15.    Limitation on Types of Loans................................40
         4.16.    Illegality..................................................40
         4.17.    Treatment of Affected Loans.................................40
         4.18.    Usury.......................................................41

5.       Fees.................................................................41
         5.1.     Letter of Credit Fees.......................................41
         5.2.     Other Letter of Credit Fees.................................41
         5.3.     Calculation of Fees.........................................41

6.       Payments.............................................................41
         6.1.     Scheduled Payments on Loans; Applications to Loans..........41
                  6.1.1.      Interest........................................41
                  6.1.2.      Principal.......................................42
                              6.1.2.3.     Maturity...........................44
         6.2.     Special Requirement for Payments on Floorplan Loans and
                  Interim Floorplan Loans.....................................44
         6.3.     Prepayments.................................................45
                  6.3.1.      Voluntary Prepayments...........................45
                  6.3.2.      Mandatory Prepayments...........................45
                  6.3.3.      Other Mandatory Prepayments.....................45
                              6.3.3.1.     Proceeds from Sales of Assets......45
                              6.3.3.2.     Insurance Proceeds.................46
         6.4.     Reimbursement Obligations of Borrower.......................46
         6.5.     Manner of Payments and Timing of Application of Payments....46
                  6.5.1.      Payment Requirement.............................46
                  6.5.2.      Application of Payments and Proceeds............46
                  6.5.3.      Interest Calculation............................47
         6.6.     Returned Instruments........................................47
         6.7.     Compelled Return of Payments or Proceeds....................47

         6.8.     Due Dates Not on Business Days..............................47

7.       Procedure for Obtaining Advances.....................................47
         7.1.     Initial Advances............................................47
         7.2.     Subsequent Revolving Loan Advances..........................48
         7.3.     Subsequent Floorplan Loan Advances..........................48
         7.4.     Repayment of the Swingline Loan and the Interim
                  Floorplan Loan..............................................48
         7.5.     Letters of Credit...........................................49
         7.6.     Administrative Agent's Right to Make Other Certain
                  Advances....................................................49
                  7.6.1.      Payment of Loan Obligations.....................49
                  7.6.2.      Payments to Other Creditors.....................49
         7.7.     Fundings....................................................50
                  7.7.1.      Advances........................................50
                  7.7.2.      Draws on Letters of Credit......................50
                  7.7.3.      All Fundings Ratable............................50
         7.8.     Administrative Agent's Availability Assumption..............51
         7.9.     Disbursement................................................52
         7.10.    Restrictions on Advances....................................52
         7.11.    Each Advance Request and Request for a Letter of Credit
                  Certification...............................................52
         7.12.    Requirements for Every Advance Request......................52
         7.13.    Requirements for Every Letter of Credit Request.............53
         7.14.    Exoneration of Administrative Agent and Lenders.............53

8.       Security; Guaranties.................................................53
         8.1.     Landlord Consents...........................................53
         8.2.     Security Agreements.........................................53
         8.3.     Pledge Agreements...........................................53
         8.4.     Collateral Assignments......................................53
                  8.4.1.      Account and Lockbox Assignments.................54
                  8.4.2.      Intellectual Property Assignments...............54
                  8.4.3.      Acquisition Documents Assignment................54

9.       Power of Attorney....................................................54

10.      Conditions of Lending................................................55
         10.1.    Conditions to Initial Advance...............................55
                  10.1.1.     Listed Documents and Other Items................55
                  10.1.2.     Financial Condition.............................55
                  10.1.3.     Default.........................................55
                  10.1.4.     Perfection of Security Interests................55
                  10.1.5.     Representations and Warranties..................55
                  10.1.6.     Material Adverse Change.........................55
                  10.1.7.     Payment of Fees.................................55
                  10.1.8.     Other Items.....................................55
                  10.1.9.     No Material Proceedings.........................56
         10.2.    Conditions to Subsequent Advances...........................56
                  10.2.1.     General Conditions..............................56
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                  10.2.2.     Representations and Warranties..................56
                  10.2.3.     Approvals.......................................56
                  10.2.4.     Default.........................................56
                  10.2.5.     No Material Proceedings.........................56
                  10.2.6.     Material Adverse Change.........................56
         10.3.    Conditions to Issuance of Letters of Credit.................56
                  10.3.1.     Letter of Credit Application/Reimbursement
                              Agreement.......................................56
                  10.3.2.     No Prohibitions.................................56
                  10.3.3.     Representations and Warranties..................57
                  10.3.4.     No Material Proceedings.........................57
                  10.3.5.     No Default......................................57
                  10.3.6.     Other Conditions................................57

11.      Representations and Warranties.......................................57
         11.1.    Organization and Existence..................................57
         11.2.    Authorization...............................................57
         11.3.    Due Execution...............................................57
         11.4.    Enforceability of Obligations...............................57
         11.5.    Burdensome Obligations......................................57
         11.6.    Legal Restraints............................................58
         11.7.    Labor Contracts and Disputes................................58
         11.8.    No Material Proceedings.....................................58
         11.9.    Material Licenses...........................................58
         11.10.   Compliance with Material Laws...............................58
                  11.10.1.    General Compliance with Environmental Laws
                              and Governmental Procurement Regulations........58
                  11.10.2.    Proceedings.....................................58
                  11.10.3.    Investigations..................................58
                  11.10.4.    Notices and Reports Regarding Hazardous
                              Materials.......................................59
                  11.10.5.    Hazardous Materials on Real Property............59
                  11.10.6.    Environmental Property Transfer Acts............59
         11.11.   Other Names.................................................59
         11.12.   Prior Transactions..........................................59
         11.13.   Capitalization..............................................59
         11.14.   Solvency....................................................59
         11.15.   Projections.................................................59
         11.16.   Financial Statements........................................60
         11.17.   No Change in Condition......................................60
         11.18.   No Defaults.................................................60
         11.19.   Investments.................................................60
         11.20.   Indebtedness................................................60
         11.21.   Indirect Obligations........................................60
         11.22.   Encumbrances................................................60
         11.23.   Operating Leases............................................60
         11.24.   Capital Leases..............................................60
         11.25.   Other Creditor Indebtedness; Intercreditor Documents........60
         11.26.   Tax Liabilities; Governmental Charges.......................60
         11.27.   Pension Benefit Plans.......................................61
                  11.27.1.    Prohibited Transactions.........................61
                  11.27.2.    Claims..........................................61
                  11.27.3.    Reporting and Disclosure Requirements...........61

                  11.27.4.    Accumulated Funding Deficiency..................61
                  11.27.5.    Multi-employer Plan.............................61
         11.28.   Welfare Benefit Plans.......................................61
         11.29.   Retiree Benefits............................................62
         11.30.   Distributions...............................................62
         11.31.   Real Property...............................................62
         11.32.   State of Collateral and other Property......................62
                  11.32.1.    Accounts........................................62
                  11.32.2.    Inventory.......................................63
                  11.32.3.    Equipment.......................................63
                  11.32.4.    Intellectual Property...........................64
                  11.32.5.    Documents, Instruments and Chattel Paper........64
         11.33.   Chief Place of Business; Locations of Collateral............64
         11.34.   [Intentionally Omitted].....................................64
         11.35.   No Negative Pledges.........................................64
         11.36.   Security Documents..........................................65
                  11.36.1.    Security Agreements.............................65
                  11.36.2.    Collateral Assignments..........................65
                              11.36.2.1.    Blocked Account Agreements........65
                              11.36.2.2.    Intellectual Property
                                            Assignments.......................65
                              11.36.2.3.    Acquisition Documents
                                            Assignment........................65
                              11.36.2.4.    Pledge Agreement..................65
         11.37.   S Corporation...............................................65
         11.38.   Subsidiaries and Affiliates.................................65
         11.39.   Bank Accounts and Lockboxes.................................65
         11.40.   Margin Stock................................................66
         11.41.   Tax Matters.................................................66
         11.42.   Investment Company Act, Etc.................................66
         11.43.   No Material Misstatements or Omissions......................66
         11.44.   Filings.....................................................66
         11.45.   Broker's Fees...............................................66
         11.46.   Eligibility of Collateral...................................66
         11.47.   Loans to Shareholders.......................................66
         11.48.   Lease Transaction Accounting................................67

12.      Modification and Survival of Representations.........................67

13.      Affirmative Covenants................................................67
         13.1.    Use of Proceeds.............................................67
         13.2.    Corporate Existence.........................................67
         13.3.    Maintenance of Property and Leases..........................67
         13.4.    Inventory...................................................68
         13.5.    Insurance...................................................68
         13.6.    Payment of Taxes and Other Obligations......................69
         13.7.    Compliance With Laws........................................69
                  13.7.1.     Environmental Laws..............................69
                  13.7.2.     Pension Benefit Plans...........................69
                  13.7.3.     Governmental Authority Procurement
                              Regulations.....................................69
         13.8.    Discovery and Clean-up of Hazardous Material................69

         13.9.    Termination of Pension Benefit Plan.........................70
         13.10.   Notice to Administrative Agent and Lenders of Material
                  Events......................................................70
         13.12.   Maintenance of Security Interests of Security Documents.....72
                  13.12.1.    Preservation and Perfection of Security
                              Interests.......................................72
                  13.12.2.    Collateral Held by Warehouseman, Bailee, etc....73
                  13.12.3.    Compliance With Terms of Security Documents.....73
         13.13.   Accounting System...........................................73
                  13.13.1.    Account Records.................................73
                  13.13.2.    Inventory Records...............................74
                  13.13.3.    Tracing of Proceeds.............................74
         13.14.   Financial Statements........................................74
                  13.14.1.    Annual Financial Statements.....................74
                  13.14.2.    Annual Projections..............................74
                  13.14.3.    Monthly Financial Statements....................74
         13.15.   Other Financial Information.................................75
                  13.15.1.    Periodic Borrowing Base Certificates............75
                  13.15.2.    Daily Schedule of Deposits......................75
                  13.15.3.    Weekly Summary Accounts Aging...................75
                  13.15.4.    Semimonthly Sales Journal Report................75
                  13.15.5.    Monthly Detailed Accounts Aging and
                              Inventory Reports...............................75
                  13.15.6.    Monthly Locations of Inventory Report...........75
                  13.15.7.    Monthly Cash Receipts Journal and Credit
                              Memo Entries....................................75
                  13.15.8.    Semiannual Customer Address Listing.............75
         13.16.   Other Reports or Information Concerning Accounts or
                  Inventory...................................................76
         13.17.   Tax Notifications...........................................76
         13.18.   Stockholder and SEC Reports.................................76
         13.19.   Pension Benefit Plan Reports................................76
         13.20.   Other Information...........................................76
         13.21.   Review of Accounts..........................................76
         13.22.   Inventory...................................................76
         13.23.   Lease Servicing.............................................76
         13.24.   Examinations and Site Visits by Administrative Agent........77
         13.25.   Verification of Accounts and Notices to Account Debtors.....77
         13.26.   Appraisals of Collateral....................................77
         13.27.   Access to Officers and Auditors.............................77
         13.28.   Movement of Inventory.......................................78
         13.29.   Titled Assets...............................................78
         13.30.   Acquisition Documents.......................................78
         13.31.   Other Information...........................................78
         13.32.   Further Assurances..........................................78

14.      Negative Covenants...................................................79
         14.1.    Investments.................................................79
         14.2.    Indebtedness................................................79
         14.3.    Payments on Other Creditor Indebtedness.....................80
         14.4.    Prepayments.................................................80
         14.5.    Indirect Obligations........................................80
         14.6.    Security Interests..........................................80
         14.7.    Acquisitions................................................81
         14.8.    Bailments; Consignments; Warehousing........................82
         14.9.    Disposal of Property........................................83

         14.10.   Distributions...............................................83
         14.12.   Capital Structure; Equity Securities........................83
         14.13.   Change of State of Formation; Change of Name................83
         14.14.   Change of Business..........................................83
         14.15.   Transactions With Affiliates................................83
         14.16.   Operating Leases............................................84
         14.17.   Conflicting Agreements......................................84
         14.18.   Investment Banking and Finder's Fees........................84
         14.19.   Sale and Leaseback Transactions.............................84
         14.20.   New Subsidiaries and Holding Company Reorganization.........84
                  14.20.1.    New Subsidiaries................................84
                  14.20.2.    Holding Company Reorganization..................84
         14.21.   Fiscal Year.................................................85
         14.22.   Leases......................................................85
         14.23.   S Corporation Status........................................85
         14.24.   Tax Consolidation...........................................85
         14.25.   Transactions Having a Material Adverse Effect...............85
         14.26.   Storage; Chief Executive Officer; State of Incorporation....85
         14.27.   Like-Kind Exchange..........................................85

15.      Financial Covenants..................................................85
         15.1.    Special Definitions.........................................85
         15.2.    Minimum Tangible Net Worth..................................86
         15.3.    Maximum Total Liabilities to Tangible Net Worth.............86
         15.4.    Maximum Total Funded Indebtedness to EBITDA.................87
         15.5.    Minimum EBIT to Net Sales...................................87

16.      Default..............................................................87
         16.1.    Events of Default...........................................87
                  16.1.1.     Failure to Pay Principal or Interest............87
                  16.1.2.     Failure to Pay Certain Other Amounts Owed to
                              Lenders.........................................87
                  16.1.3.     Failure to Pay Examination and Appraisal
                              Costs...........................................87
                  16.1.4.     Failure to Pay Amounts Owed to Other Persons....87
                  16.1.5.     Representations or Warranties...................88
                  16.1.6.     Certain Covenants with Cure Periods.............88
                  16.1.7.     Certain Covenants Without Cure Periods..........88
                  16.1.8.     Other Covenants.................................88
                  16.1.9.     Acceleration of Other Indebtedness..............88
                  16.1.10.    Default Under Other Agreements..................88
                  16.1.11.    Other Creditor Indebtedness.....................88
                  16.1.12.    Bankruptcy; Insolvency; Etc.....................88
                  16.1.13.    Judgments; Attachment; Settlement; Etc..........89
                  16.1.14.    Pension Benefit Plan Termination, Etc...........89
                  16.1.15.    Liquidation or Dissolution......................89
                  16.1.16.    Seizure of Assets...............................90
                  16.1.17.    Loan Documents; Security Interests..............90
                  16.1.18.    Loss to Collateral..............................90
                  16.1.19.    Guaranty; Guarantor.............................90
                  16.1.20.    Governmental Authority Bar......................90

                  16.1.21.    Change of Control...............................90
         16.2.    Cross-Default...............................................91
         16.3.    Rights and Remedies.........................................91
                  16.3.1.     Termination of Facilities.......................91
                  16.3.2.     Acceleration; Funding...........................91
                  16.3.3.     Right of Set-off................................91
                  16.3.4.     Notice to Account Debtors.......................92
                  16.3.5.     Entry Upon Premises and Access to Information...92
                  16.3.6.     Completion of Uncompleted Inventory Items.......92
                  16.3.7.     Borrower's Obligations..........................92
                  16.3.8.     Secured Party Rights............................92
                  16.3.9.     Joint and Several...............................93
                  16.3.10.    Miscellaneous...................................94
         16.4.    Application of Funds........................................94
         16.5.    Limitation of Liability; Waiver.............................95
         16.6.    Notice......................................................95

17.      Administrative Agent and Lenders.....................................95
         17.1.    Appointment, Powers, and Immunities.........................95
         17.2.    Reliance by Administrative Agent............................96
         17.3.    Employment of Administrative Agents and Counsel.............96
         17.4.    Defaults....................................................96
         17.5.    Rights as Lender............................................97
         17.6.    Indemnification.............................................97
         17.7.    Notification of Lenders.....................................98
         17.8.    Non-Reliance on Agent and Other Lenders.....................98
         17.9.    Resignation.................................................98
         17.10.   Collections and Distributions to Lenders by
                  Administrative Agent........................................99
         17.11.   Provision Regarding Payments................................99

18.      General..............................................................99
         18.1.    Lenders' Right to Cure......................................99
         18.2.    Rights Not Exclusive.......................................100
         18.3.    Survival of Agreements.....................................100
         18.4.    Assignments................................................100
                  18.4.1.     Permitted Assignments..........................100
                  18.4.2.     Register; Consequences and Effect of
                              Assignments....................................101
                  18.4.3.     Administrative Agent to Retain Copies of
                              Assignments and Acceptances....................102
                  18.4.4.     Notice to Borrower of Assignment...............102
                  18.4.5.     Assignment to Federal Reserve Bank.............102
                  18.4.6.     Information....................................102
                  18.4.7.     Sale of Participations.........................102
         18.5.    Payment of Expenses........................................103
         18.6.    General Indemnity..........................................103
         18.7.    Letters of Credit..........................................105
         18.8.    Changes in Accounting Principles...........................106
         18.9.    Loan Records...............................................106
         18.10.   Other Security and Guaranties..............................106

         18.11.   Loan Obligations Payable in Dollars........................107
         18.12.   Confidentiality............................................107

19.      Binding Arbitration.................................................108
         19.1.    Arbitrable Claims..........................................108
         19.2.    Administrative Body........................................108
         19.3.    Hearings...................................................108
         19.4.    Discovery..................................................109
         19.5.    Exemplary or Punitive Damages..............................109
         19.6.    Confidentiality of Awards..................................109
         19.7.    Prejudgment and Provisional Remedies.......................109
         19.8.    Attorneys' Fees............................................109
         19.9.    Limitations................................................110
         19.10.   Survival After Termination.................................110
         19.11.   Invalidity/Unenforceability of Binding Arbitration; Jury
                  Trial Waiver; Service of Process; Forum....................110
                  19.11.1.    Jury Trial Waiver..............................110
                  19.11.2.    Choice of Forum................................110
                  19.11.3.    Service of Process.............................111

20.      Miscellaneous.......................................................111
         20.1.    Notices....................................................111
         20.2.    Amendments and Modifications; Waivers and Consents;
                  All Lenders................................................111
         20.3.    Course of Dealing..........................................112
         20.4.    Rights Cumulative..........................................112
         20.5.    Successors and Assigns.....................................112
         20.6.    Severability...............................................112
         20.7.    Counterparts...............................................112
         20.8.    Governing Law; No Third Party Rights.......................112
         20.9.    Counterpart Facsimile Execution............................113
         20.10.   No Other Agreements........................................113
         20.11.   Waiver of Right to Seek Punitive and Exemplary Damages.....113
         20.12.   Negotiated Transaction.....................................113
         20.13.   Incorporation By Reference.................................113
         20.14.   Statutory Notice-Insurance.................................113
         20.15.   Statutory Notice--Oral Commitments.........................114

                           CREDIT FACILITIES AGREEMENT


         In consideration of the mutual agreements herein and other sufficient consideration, the receipt of which is hereby acknowledged, GTSI Corp., a Delaware corporation ("GTSI" or "Borrower"), and GE Commercial Distribution Finance Corporation, a Nevada corporation ("GECDF"), as Administrative Agent, and GECDF and the other lenders listed on Exhibit 3 and the signature pages hereto (and their respective successors and permitted assigns), as "Lenders," agree as follows:


Effective Date. This Agreement is effective October 20, 2003.

Definitions; Rules of Construction.
-----------------------------------
Listed Definitions. Capitalized words defined in the Glossary and Index of Defined Terms attached hereto as Exhibit 0 shall have such defined meanings wherever used in this Agreement and the other Loan Documents.

Other Definitions. If a capitalized word in this Agreement is not defined in the Glossary and Index of Defined Terms, it shall have such meaning as defined elsewhere herein, or if not defined elsewhere herein, the meaning defined in the UCC.

References to Borrower. If there is more than one Person who is a Borrower hereunder, then the words "a Borrower," "any Borrower," "Borrower" and "every Borrower" refer to each such Person both separately and collectively, as though each such entity were actually listed, and their Obligations and liabilities (including, the Loan Obligations) under the Loan Documents are joint and several in all respects.

References to Covered Person. The words "Covered Person," "a Covered Person,"
         "any Covered Person," "each Covered Person" and "every Covered Person" refer to Borrower and each of its currently existing or later acquired, created or organized Subsidiaries separately. The words "Covered Persons" refers to Borrower and its currently existing or later acquired, created or organized Subsidiaries collectively.

References to Required Lenders; Minimum Exposure. Subject to the provisions of
         Section 0 with regards to a Defaulting Lender, the words "Required Lenders" means any one or more Lenders whose shares of Lenders' Exposure at the relevant time aggregate at least 66.6667%; provided, however, while there are only two Lenders, Required Lenders shall mean both Lenders. GECDF, in its capacity as a Lender, shall hold a pro-rata portion of the Aggregate Facilities at least equal to or greater than the Aggregate Facility of each other Lender individually; provided, however, that after an acceleration of the Loan Obligations or upon the occurrence and during the continuance of an Event of Default, GECDF shall be permitted to assign all or any portion of its Facilities and the foregoing restriction shall not be applicable after any such assignment.

Accounting Terms. Unless the context otherwise requires, accounting terms that are used but not defined herein shall be determined under GAAP. All financial measurements contemplated hereunder respecting Borrower shall be made and calculated for Borrower and all of its currently existing or later acquired, created or organized Subsidiaries, if any, on a consolidated and consolidating basis in accordance with GAAP unless expressly provided otherwise herein.

Meaning of Satisfactory. Whenever herein a document or matter is required to be satisfactory to Administrative Agent or satisfactory to Lenders or satisfactory to Required Lenders, unless expressly stated otherwise such document must be reasonably satisfactory to Administrative Agent, Lenders or Required Lenders (as applicable) in both form and substance, and unless expressly stated otherwise Administrative Agent, Lenders or Required Lenders (as applicable) shall have the commercially reasonable discretion to determine whether the document or matter is satisfactory.

Computation of Time Periods. In computing or defining periods of time from a specified date to a later specified date, and in computing the accrual of interest or fees, the word "from" shall mean "from and including" and the words "to" and "until" shall each mean "to but excluding." Periods of days referred to in this Agreement shall be counted in calendar days unless Business Days are expressly prescribed, and references in this Agreement to months and years are to calendar months and calendar years unless otherwise specified.

Certificates of Borrower and Borrowing Officer, Advance Requests; Borrowing
         Agent. This Section shall be applicable if there is more than one Borrower. In such case, each Borrower hereby appoints GTSI as "Borrowing Agent." Because the operations and business activities of Borrowers are highly integrated and interdependent, at any particular time it is impractical to determine which of Borrowers will directly receive the proceeds of a Revolving Loan, Swingline Loan, Interim Floorplan Loan, or Floorplan Loan or the benefit of the Letters of Credit. Each of Borrowers hereby directs the Letter of Credit Issuer to issue Letters of Credit and Administrative Agent to disburse the proceeds of each Revolving Loan, Swingline Loan, Interim Floorplan Loan, and Floorplan Loan to or at the direction of Borrowing Agent, with such directions to be subject to approval of Administrative Agent in its discretion, and such distribution will, in all circumstances, be deemed to be made to each of Borrowers. Notwithstanding anything herein to the contrary, proceeds of the initial Revolving Loan, and initial Floorplan Loan used to satisfy the existing Indebtedness of a Borrower will be advanced directly to the holders of such Indebtedness. From time to time, Borrowing Agent shall further distribute the proceeds of Revolving Loans, and Swingline Loans, to a particular Borrower or Borrowers, jointly and severally, or direct the disbursement of the Interim Floorplan Loan and Floorplan Loans for the account of Borrower, and Borrower represents and warrants that the subsequent receipt and use of such proceeds by any particular Borrower inures to the economic benefit directly and indirectly of all other Borrowers. For so long as the Loan Obligations remain outstanding and any Facility is in effect, Borrower hereby covenants and agrees, and hereby grants to Borrowing Agent an absolute and irrevocable power of attorney coupled with interest, and irrevocably designates, appoints, authorizes and directs Borrowing Agent to (i) execute and deliver any Borrowing Base Certificates, (ii) certify the financial statements of Borrower, (iii) request Advances, request issuance of Letters of Credit and execute and deliver written requests for Advances and the issuance of Letters of Credit, as the case may be, (iv) make any other deliveries required to be delivered periodically hereunder to Administrative Agent or any Lender, (v) act as its Borrowing Officer, and Administrative Agent and each Lender is entitled to rely on any such document or certificate signed by Borrowing Agent, and (vi) otherwise take all other actions otherwise contemplated by this Section, and to act on behalf of such Borrower for purposes of giving and receiving notices and certifications under this Agreement or any other Loan Document. Administrative Agent is entitled to rely and act on the instructions of Borrowing Agent.

General. Unless the context of this Agreement clearly requires otherwise: (i) references to the plural include the singular and vice versa; (ii) references to any Person include such Person's successors and assigns but, if applicable, only if such successors and assigns are permitted by this Agreement; (iii) references to one gender include all genders;
         (iv) "including" is not limiting; (v) "or" has the inclusive meaning represented by the phrase "and/or;" (vi) the words "hereof," "herein," "hereby," "hereunder" and similar terms in this Agreement refer to this Agreement as a whole, including its Exhibits, and not to any particular provision of this Agreement; (vii) the word "Section" or "section" and "Page" or "page" refer to a section or page, respectively, of, and the word Exhibit refers to an Exhibit to this Agreement unless it expressly refers to something else; (viii) reference to any agreement, document, or instrument (including this Agreement and any other Loan Document or other agreement, document or instrument defined herein), means such agreement, document, or instrument as amended, modified, restated or replaced and in effect from time to time in accordance with the terms and conditions thereof and, if applicable, the terms and conditions hereof, and includes all attachments thereto and documents incorporated therein, if any; (ix) general and specific references to any Law means such Law as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time; and (x) unless otherwise expressly modified, the word "anniversary" shall refer to the annual observance of such an event on that date in following years. Section captions and the Table of Contents are for convenience only and shall not affect the interpretation or construction of this Agreement or the other Loan Documents.


Lenders' Facilities. Subject to the terms and conditions hereof, and in reliance upon the Representations and Warranties:

Revolving Loan Facility.

Aggregate Amount. Subject to the limitations in Sections 0 and 0 and elsewhere herein, each Lender shall make available to Borrower, such Lender's pro-rata share (as listed on Exhibit 0) of an "Aggregate Revolving Loan Facility" that is Ninety Million Dollars ($90,000,000), by funding such Lender's pro-rata share of Revolving Loan Advances made from time to time by Administrative Agent as provided herein. Subject to the limitations in Sections 0 and 0 and elsewhere herein, payments and prepayments that are applied to reduce the Aggregate Revolving Loan may be reborrowed by Borrower through Revolving Loan Advances. Each Lender's Revolving Loan Facility is its pro-rata share of the Aggregate Revolving Loan Facility. Upon any reduction of the Aggregate Revolving Loan Facility permitted in this Agreement, each Lender's Revolving Loan Facility will automatically reduce by such Lender's pro-rata share of such reduction of the Aggregate Revolving Loan Facility.

Limitation on Revolving Loan Advances. No Revolving Loan Advance will be made which would result in either: (i) the Aggregate Revolving Loan exceeding the Maximum Available Amount; or (ii) the Lenders' Exposure exceeding the Total Aggregate Facility Limit. No Revolving Loan Advance will be made on or after the effective date of any termination of the Aggregate Revolving Loan Facility. Lenders may, however, in their absolute discretion make such Revolving Loan Advances, but shall not be deemed by doing so to have increased the Maximum Available Amount or the Total Aggregate Facility Limit and shall not be obligated to make any such Revolving Loan Advances thereafter. At any time that an Event of Default has occurred and is continuing, the Aggregate Revolving Loan Facility may be canceled as provided herein. The "Maximum Available Amount" (which can be a negative number) on any date shall be a Dollar amount equal to the lesser of (i) the amount of the Aggregate Revolving Loan

                  Facility and (ii) the Borrowing Base on such date, minus the sum of (a) the Swingline Loan, (b) the Floorplan Shortfall,
                  (c) the Other Creditor Indebtedness (unless an Intercreditor Agreement has been executed between Administrative Agent and the holders of such Other Creditor Indebtedness),and (d) the Letter of Credit Exposure on such date (except to the extent that a Revolving Loan Advance will be used immediately to reimburse Letter of Credit Issuer for unreimbursed draws on a Letter of Credit).

Revolving Notes. The obligation of Borrower to repay each Lender's Revolving
                  Loan shall be evidenced by a promissory note payable to the order of such Lender in a maximum principal amount equal to the amount of its Revolving Loan Facility and otherwise satisfactory to Lenders.

Borrowing Base. The "Borrowing Base" on any date shall be 85% of the total outstanding principal balance of all Eligible Accounts (i) as of the close of business on such date, or (ii) as certified in the Borrowing Base Certificate most recently furnished to Administrative Agent as required in Section 0, whichever is less, minus (to the extent not deducted from Eligible Accounts pursuant to Section 0) the Dollar amount, if any, of Inventory that Borrower has been requested (orally or in writing) to repurchase under any repurchase agreement or similar arrangement, including the Textron Agreement.

Eligible Accounts. "Eligible Accounts" include all of Borrowers' Accounts other than the following, unless approved in writing by Administrative Agent in each case: (i) any Account with respect to which Administrative Agent does not have a valid and enforceable, perfected first priority Security Interest;
                  (ii) any Account which remains unpaid as of 90 days after the original date of the applicable invoice, except the foregoing period shall be 120 days for any Account for which the Account Debtor is a Governmental Authority; (iii) any Account of a single Account Debtor if 50% or more of the balances due on all Accounts of such Account Debtor are ineligible under clause (i) or (ii); (iv) any Account for which the Account Debtor is a Borrower, a Subsidiary or an Affiliate thereof or an employee, officer, director or manager of Borrower or any Subsidiary or Affiliate thereof; (v) any Account for which the Account Debtor does not maintain its chief executive office within the United States nor Canada and any Account for which the Account Debtor is the government of any foreign country or any municipality or other political subdivision thereof, or any department, agency, public corporation or other instrumentality thereof; (vi) any Account which is created from the rental or lease of any Inventory not owned by Borrower; (vii) any Account with respect to goods or services whose delivery or performance has been rejected by the Account Debtor or whose earlier acceptance has been revoked; (viii) any Account arising from the delivery of goods or performance of services for which an invoice has not been sent to the Account Debtor within ten (10) days after such delivery or performance; (ix) any Account for which the Account Debtor is the subject of a bankruptcy or similar insolvency proceeding, has made an assignment for the benefit of creditors, has acknowledged that it is unable to pay its debts as they mature, or whose assets have been transferred to a receiver or trustee, or which has ceased business as a going concern; (x) any Account for which the Account Debtor's obligation to pay the Account is conditional upon such Account Debtor's approval or is otherwise subject to any repurchase obligation or return right (except for Accounts for which the Account Debtor is a Governmental Authority pursuant to customary terms given by Borrower to such Account Debtor in the ordinary course of business which provide that non-customized goods may only be returned by a buyer to Borrower within 30 days of invoice date in their new or unopended condition), as with sales made on a bill-and-hold (except for Accounts for which the Account Debtor is a Governmental Authority, provided that such Accounts do not exceed $5,000,000 in the aggregate and that Borrower has segregated such sold items from its Inventory, marked them "Sold and Invoiced - Shipment Pending at Buyer's Request" or words to such effect and has received a written acknowledgment from the Governmental Authority buyer that such goods have been purchased but are being held by Borrower at such buyer's request), guarantied sale, sale-and-return, sale on approval (except with respect to Accounts for which Account Debtors are entitled to return Inventory solely on the basis of the quality of such Inventory) or consignment basis; (xi) any Account for which the Account Debtor has disputed liability or made any claim with respect to any other Account due from such Account Debtor, or that has any right of set-off against such Account, or to which Borrower is indebted in any way, but only to the extent of such indebtedness, set-off, dispute or claim; provided, however, that if the Account Debtor is a Governmental Authority and such indebtedness or set-off arises out of a Law which grants such Governmental Authority the right of set-off then such set-off shall be disregarded; (xii) any Account subject to a chargeback from a volume discount or an advertising discount, but only to the extent of such chargeback or discount; (xiii) any Account which is created from the rental or lease of any Inventory or other asset of Borrower; (xiv) any Account of an Account Debtor with respect to particular goods still in the possession of the creditor on the Account or included in Inventory of such creditor and against which the Account Debtor has filed a financing statement under the UCC or has obtained or purported to have obtained a Security Interest;
                  (xv) any Account with respect to which the delivery of goods or performance of services is bonded in favor of Borrower;
                  (xvi) except as to Accounts for which the Account Debtor is a Governmental Authority, any Account as to which Administrative Agent does not have the right or ability to obtain direct payment to Administrative Agent; (xvii) any Account with respect to which any of the covenants and agreements contained in any of the Loan Documents or any of the Representations and Warranties are not or have ceased to be true and correct; (xviii) any Account which is evidenced by a promissory note or other instrument or by chattel paper or which has been reduced to judgment; (xix) any Account which arises out of a sale or lease not made in the ordinary course of Borrower's business;
                  (xx) any Account for which payment terms greater than net sixty (60) days from the date of invoice are provided or permitted; (xxi) Accounts arising from payment made by credit card, debit card, or similar instrument; (xxii) any Account owing from any supplier or Vendor of any Borrower, including, under or in connection with any rebate, subsidy, incentive or similar program, (xxiii) any Account owing to any Person other than Borrower, (xxiv) any Account arising from the leasing of Inventory, (xxv) with regards to any Account arising from the provision of services, any such Account which is invoiced prior to the performance of the applicable services, (xxvi) any Account with respect to which, in whole or in part, a check or checks or other instruments for the payment of money (the face amount of which checks and instruments in the aggregate are in excess of 25% of the amount of the account) have been received, presented for payment and returned uncollected for any reason until payment in good funds is made on such checks and instruments, (xxvii) any Account arising from any real estate owned or leased by Borrower, (xxviii) any Account not owned by Borrower or which Borrower invoices or collects on behalf of any other Person, or (xxix) any Account, other than for which the Account Debtor is a Federal Authority, as to which Administrative Agent has determined in its reasonable discretion that the prospect of payment or collection on a timely basis is impaired or that

                  Administrative Agent otherwise deems in its reasonable discretion to be uncreditworthy. Notwithstanding the foregoing, (A) Accounts owned by a Target Company may be included within the definition of "Eligible Accounts" and within the Borrowing Base on the day of the closing of a Permitted Acquisition to fund such Permitted Acquisition if and only if such Accounts meet the eligibility requirements of each clause of this Section immediately upon the closing of such Permitted Acquisition, (B) if Accounts in which the Account Debtor is Eyak Technology, LLC otherwise meet the eligibility requirements of each clause of this Section, such Accounts shall be included as Eligible Accounts up to a maximum of $5,000,000 ($10,000,000 during the calendar months of August, September, October and November), and (C) Accounts arising out of the Textron Agreement may (if such Accounts otherwise meet the eligibility requirements of each clause of this Section) be included within the definition of "Eligible Accounts" and within the Borrowing Base; provided, however, that such Accounts are ineligible to the extent that (1) they remain unpaid more than 30 days after the original date of the applicable invoice, or (2) there exists, if not otherwise deducted from the Borrowing Base pursuant to Section 0, any unsatisfied request by Textron to Borrower to pay to Textron the purchase price for Borrower's repurchase of Inventory pursuant to the Textron Agreement.

Floorplan Loan Facility.

Floorplan Loan Facility Generally. Each Lender may, subject to the terms and conditions hereof, make available to Borrower such Lender's pro-rata share (as listed on Exhibit 3) of an "Aggregate Floorplan Loan Facility" that is Seventy-Five Million Dollars ($75,000,000) by funding such Lender's pro-rata share thereof as provided for herein. Each Lender's Floorplan Loan Facility is its pro-rata share of the Aggregate Floorplan Loan Facility. All Floorplan Loan Advances and Interim Floorplan Loan Advances will be made directly to approved Vendors and not to Borrower. No Floorplan Loan Advance will be made which would result in either: (i) the sum of the Aggregate Floorplan Loan, the Interim Floorplan Loan, and all unfunded Approvals, exceeding the Aggregate Floorplan Loan Facility; or (ii) the Lenders' Exposure exceeding the Total Aggregate Facility Limit. Subject to the terms and conditions of this Agreement and the other Loan Documents, payments and prepayments that are applied to reduce the Aggregate Floorplan Loan may be reborrowed by Borrower through subsequent Floorplan Loan Advances. The Aggregate Floorplan Loan Facility is not a commitment to lend or advance funds but is a discretionary facility. From and after the date on which Administrative Agent has actual knowledge of an Event of Default under
                  Section 0 or 0, no further Approvals will be issued and, except with respect to existing unfunded Approvals, no further Floorplan Loan Advances shall be made. From and after the date on which Administrative Agent has actual knowledge of any other Event of Default, no further Approvals will be issued if Administrative Agent so chooses in its discretion to no longer issue Approvals or if the Required Lenders direct Administrative Agent to no longer issue Approvals, and if Administrative Agent so chooses or the Required Lenders so direct, except with respect to existing unfunded Approvals, no further Floorplan Loan Advances shall be made. The Floorplan Facility will not be evidenced by promissory notes.

Interim Floorplan Loan Advances. To reduce the frequency of fundings of
                  Floorplan Loan Advances by Lenders, but subject to the limitations in Section 0 and elsewhere herein, Administrative Agent may in its absolute discretion make Interim Floorplan

                  Loan Advances for the account of and benefit of Borrower with respect to an Approval issued by Administrative Agent from time to time from the Effective Date to the effective date of any termination of the Aggregate Floorplan Loan Facility. From and after the date on which Administrative Agent has actual knowledge of an Event of Default under Section 0 or 0, no further Interim Floorplan Loan Advances shall be made. Each Lender shall be obligated to funds its pro rata share of all Approvals once issued (except any Approvals issued contrary to the terms of the preceding sentence) regardless as to whether at the time of issuance an Event of Default exists or after the date of issuance of any Approval an Event of Default occurs. From and after the date on which Administrative Agent has actual knowledge of any other Event of Default, at the sole discretion of Administrative Agent, no further Interim Floorplan Loan Advances shall be made. Subject to the limitations in Section 0 and elsewhere herein, payments and prepayments that are applied to reduce the Interim Floorplan Loan may be reborrowed by Borrower for new Inventory purchases through Interim Floorplan Loan Advances. The Interim Floorplan Loan Facility is not a commitment to lend or advance funds, but is a discretionary facility. The Interim Floorplan Facility will not be evidenced by promissory notes.

Termination of Interim Floorplan Advances. The Interim Floorplan Facility is not
                  a commitment to lend money. It is a discretionary facility which Administrative Agent may terminate at any time in its absolute discretion. If Administrative Agent terminates the Interim Floorplan Facility, Borrower agrees that no prior notice of any kind is required. Borrower will not be relieved from any obligation to Administrative Agent arising out of Interim Floorplan Facility made before the effective termination date of the Interim Floorplan Facility. Notwithstanding a termination of the Interim Floorplan Facility, Administrative Agent and Lenders will retain all of their rights, interests and remedies hereunder and in all Collateral until Borrower has indefeasibly paid all of the Loan Obligations in full in cash.

Limitations on Interim Floorplan Loan Advances. The maximum amount of the
                  Interim Floorplan Loan amount on any date shall be Twenty Five Million Dollars ($25,000,000). Administrative Agent shall not be obligated to make any particular Interim Floorplan Loan Advance, the making of any particular Interim Floorplan Loan Advance at any particular time being absolutely discretionary. Administrative Agent will not without the prior consent of each Lender (which may be written or oral), knowingly make any Interim Floorplan Loan Advance which would cause the aggregate amount of the Interim Floorplan Loan plus the Aggregate Floorplan Loan plus all unfunded Approvals to exceed the Aggregate Floorplan Loan Facility as of such date immediately prior to the making of any such Interim Floorplan Loan Advance or make any Interim Floorplan Loan Advance which would cause the Lenders' Exposure to exceed the Total Aggregate Facility Limit. Administrative Agent shall not be obligated to fund any Interim Floorplan Loan Advances after the effective date of termination of the Aggregate Floorplan Loan Facility or the Interim Floorplan Loan Facility.

Operation of Floorplan Loan Facility and Interim Floorplan Loan Facility.
                  Subject to the terms of this Agreement, the Floorplan Loan Facility and Interim Floorplan Loan Facility will be used by Borrower from time to time to purchase inventory from vendors approved by Administrative Agent in its sole and absolute discretion ("Vendors").

Floorplan Loan Approvals. Borrower and each Lender acknowledges and agrees that:
                  (i) Administrative Agent may issue Approvals on a date that is prior to the date of the funding of any Floorplan Loan Advance or Interim Floorplan Loan Advance that are based on such Approvals; (ii) once an Approval has been issued, then Administrative Agent may, and may require the Lenders, to fund the related Advance at any time, notwithstanding (a) any Default or Event of Default that may arise on or prior to the date of any such Advance, (b) whether the Loan Obligations have been accelerated, (c) whether the Facilities have been terminated, or (d) whether any such Advance shall occur after the effective date of termination of the Aggregate Floorplan Loan Facility for an Approval issued on or prior to such date; and (iii) each Lender shall be obligated to fund its pro-rata share of any such Advance once an Approval has been issued for such Advance and after receipt of an invoice by Administrative Agent from the applicable Vendor regardless of whether such Advance has been funded by Administrative Agent. A request from a Vendor to Administrative Agent to Borrower's purchase of Inventory will be deemed to be a request from Borrower for a Floorplan Loan Advance or an Interim Floorplan Loan Advance, as the case may be.

Inventory not Available for Floorplan Loans and Interim Floorplan Loans. Only
                  Vendors (approved by Administrative Agent) will be eligible to receive proceeds of Aggregate Floorplan Loan Facility and the Interim Floorplan Loan Facility. Administrative Agent or the Required Lenders may, at any time and without notice to Borrower, elect not to finance any inventory sold by particular Vendors, including any Vendors who are in default of their obligations to GECDF, or with respect to which GECDF or Administrative Agent deems itself insecure. Without limiting the generality of the foregoing, any items produced by International Business Machine Corporation and any Inventory in which a Vendor claims a Security Interest in Inventory and proceeds will not be available for financing under the Aggregate Floorplan Loan Facility or the Interim Floorplan Loan Facility without the prior written approval of Administrative Agent. Except with respect to Approvals issued by Administrative Agent on or before the effective date of the termination of the Aggregate Floorplan Loan Facility, Lenders shall not be obligated to fund any Floorplan Loan Advances after such date.

Termination of Floorplan Loan Facility and Interim Floorplan Loan Facility. The
                  Aggregate Floorplan Loan Facility and the Interim Floorplan Loan Facility are discretionary facilities. Administrative Agent may terminate the Aggregate Floorplan Loan Facility at any time in its absolute discretion. A termination of the Aggregate Floorplan Loan Facility shall automatically terminate the Interim Floorplan Facility on the date of any notice of such termination of the Aggregate Floorplan Loan Facility. The Aggregate Floorplan Loan Facility may be terminated at any time by Administrative Agent or by the Required Lenders prior to the Termination Date with respect to any future Floorplan Loans or Interim Floorplan Loans which have not been funded (whether or not an Approval has been issued, but subject to any Vendor Agreements regarding unfunded Approvals) upon written notice to Borrower from Administrative Agent. If, however, Administrative Agent or the Required Lenders terminate(s) the Aggregate Floorplan Loan Facility when no Event of Default has occurred and is continuing, Administrative Agent shall give Borrower 60 days prior written notice of such termination (which notice is acknowledged by Borrower to be sufficient and reasonable) and Lenders shall continue to fund Advances for Approvals issued on or before the expiration of such 60 day period and repayment shall be in accordance with the applicable Statement of Transaction and billing statement. Borrower will not be relieved from any obligation to Administrative Agent or the Lenders arising out of Floorplan Loans or Interim Floorplan Loans made before the effective termination date of the Aggregate Floorplan Loan Facility or the Interim Floorplan Loan Facility or made after the effective termination date of the Aggregate Floorplan Loan Facility or Interim Floorplan Loan Facility in connection with Approvals issued on or before such effective termination date. Notwithstanding a termination of the Aggregate Floorplan Loan Facility and the Interim Floorplan Loan Facility, Administrative Agent and Lenders will retain all of their rights, interests and remedies hereunder and in all Collateral until Borrower has indefeasibly paid all of the Loan Obligations in full in cash, all Letters of Credit have expired and the Letter of Credit Exposure is irrevocably reduced to zero. Any notice by the Required Lenders to terminate the Aggregate Floorplan Loan Facility or the Interim Floorplan Loan Facility shall be given in writing to Administrative Agent who shall then promptly send such notice to Borrower.

Repurchase Agreements. Administrative Agent or GECDF have entered into agreements with Vendors which will be receiving proceeds of the Aggregate Floorplan Loan Facility and the Interim Floorplan Loan Facility (each being a "Vendor Agreement" and collectively, the "Vendor Agreements"). Neither Administrative Agent, GECDF nor any Lender makes any representation or warranty regarding the Vendor Agreements, including regarding the enforceability thereof, whether any particular item of Inventory purchased by Borrower is subject to repurchase rights, or any repurchase rights that may be set forth therein. Each Lender and Borrower acknowledges and agrees that Administrative Agent or GECDF may take or refrain from taking any actions under or in connection with the Vendor Agreements in Administrative Agent's or GECDF's, as the case may be, commercially reasonable judgment. No Vendor is a third party beneficiary of this Agreement or the other Loan Documents.

Swingline Facility.

Swingline Advances. This Section shall be applicable if there are two or more
                  Lenders. In such case, to reduce the frequency of fundings of Revolving Loan Advances by Lenders, but subject to the limitations in Section 0 and elsewhere herein, Administrative Agent may (provided an Advance Request in the form of Exhibit 0 is received by Administrative Agent) in its absolute discretion make Swingline Advances to Borrower from time to time from the Effective Date to the effective date of termination of the Swingline Facility or the Aggregate Revolving Loan Facility. From and after the date on which Administrative Agent has actual knowledge of an Event of Default under Section 0 or 0, no further Swingline Advances shall be made unless the Required Lenders approve in writing any further Swingline Advances or unless such Event of Default is waived in writing by the Required Lenders. Subject to the limitations in Section 0 and elsewhere herein, payments and prepayments that are applied to reduce the Swingline Loan may be reborrowed through Swingline Advances.

Termination of Swingline Facility. The Swingline Facility is not a commitment to lend money and is a discretionary facility; Administrative Agent may terminate the Swingline Facility at any time in its absolute discretion. If Administrative Agent terminates the Swingline Facility, Borrower agrees that no prior notice of any kind is required to be provided to Borrower. Borrower will not be relieved from any obligation to Administrative Agent arising out of Swingline Facility made before the effective termination date of the Swingline Facility. Notwithstanding a termination of the Swingline Facility, Administrative Agent and Lenders will retain all of their rights, interests and remedies hereunder and in all Collateral until Borrower has indefeasibly paid all of the Loan Obligations in full in cash.

Limitations on Swingline Advances. Administrative Agent shall not be obligated to make any particular Swingline Advance, the making of any particular Swingline Advance at any particular time being absolutely discretionary. In any event, no Swingline Advance will be made on or after the date the Aggregate Revolving Loan Facility is terminated, and no Swingline Advance will be made which would result in either: (i) the Swingline Loan exceeding the Maximum Swingline Amount; or (ii) the Lenders' Exposure exceeding the Total Aggregate Facility Limit. Administrative Agent may, however, in its absolute discretion make such Swingline Advances, but shall not be deemed by doing so to have increased the Maximum Swingline Amount and shall not be obligated to make any such Swingline Advance thereafter. Administrative Agent, will not, without the prior consent of each Lender (which may be written or oral) knowingly make any Swingline Advance which would cause either (i) the aggregate amount of the Aggregate Revolving Loan to exceed the Maximum Available Amount as of such date immediately prior to the making of any such Swingline Advance or (ii) the Lenders' Exposure to exceed the Total Aggregate Facility Limit. The Maximum Swingline Amount on any date for any Swingline Advance shall be a Dollar amount equal to the lesser of (i) $25,000,000 or (ii) an amount equal to the Maximum Available Amount as of such date minus the Aggregate Revolving Loan immediately prior to the making of such Swingline Advance; provided, however, at no time shall any Advance be deemed to be a Swingline Advance, and such Advance shall be deemed to be a Revolving Advance, if the sum of the Swingline Loan and the amount of the Revolving Loans made by the Lender which is Administrative Agent exceeds such Lender's Revolving Loan Facility as set forth on Exhibit 0. The Swingline Facility is not a commitment to lend or advance funds but is a discretionary facility.

Swingline Note. The obligation of Borrower to repay the Swingline Loan shall be evidenced by a promissory note payable to the order of Administrative Agent in a maximum principal amount of $25,000,000 and otherwise satisfactory to Administrative Agent.

Letter of Credit Facility.

As may be requested from time to time by Borrower hereunder and subject to the terms and conditions hereof, Administrative Agent, shall either cause to be issued or the Letter of Credit Issuer will issue standby letters of credit and commercial (documentary) letters of credit for the account of Borrower from time to time from the Effective Date to the date notice of termination of the Aggregate Revolving Loan Facility is effective or termination of the Letter of Credit Facility is effective, but only if the Letter of Credit Exposure will not as a result of such issuance exceed the lesser of (i) Five Million Dollars ($5,000,000) and (ii) an amount equal to the difference between (a) the lesser of the Aggregate Revolving Loan Facility and the Borrowing Base, and (b) the sum of (I) the Aggregate Revolving Loan, (II) the Swingline Loan, (III) the Floorplan Shortfall, and (IV) the amount of the Other Creditor Indebtedness (unless an Intercreditor Agreement has been executed between Administrative Agent and the holder of such Other Intercreditor Indebtedness). The Existing Letters of Credit are deemed to be Letters of Credit and deemed to be issued under the Letter of Credit Facility.

Immediately upon the issuance of a Letter of Credit in accordance with the terms and conditions hereof, Administrative Agent or Letter of Credit Issuer, as the case may be, shall be deemed to have sold and transferred to each other Lender, and such other Lender shall be deemed to have purchased and received from Administrative Agent or Letter of Credit Issuer, as the case may be, a pro rata undivided interest and participation in such Letter of Credit, the reimbursement obligation of Borrower with respect thereto, and any guaranty thereof or collateral therefor. Each Lender's (including the Letter of Credit Issuer's) pro-rata undivided interest shall be the same as its pro-rata share of the Aggregate Revolving Loan Facility.

Subject to the terms and conditions below, the expiration date of any Letter of
                  Credit will not be later than the earlier of (i) the first anniversary of the date of issuance, and (ii) a Business Day that is not later than the date which is 25 days prior to the earliest to occur of the Termination Date, the date of termination of the Aggregate Revolving Loan Facility or the date of termination of the Letter of Credit Facility if any such notice of termination has been previously given; provided, however, that the expiration date for a Letter of Credit may be later than such date if Letter of Credit Issuer (if applicable) and Administrative Agent each consent to such issuance and Borrower provides to Administrative Agent or the Letter of Credit Issuer at the time of issuance cash collateral satisfactory to Letter of Credit Issuer and Administrative Agent as security for Borrower's obligation to reimburse Administrative Agent or the Letter of Credit Issuer, as the case may be, for 105% of all draws and expenses thereunder ("Cash Collateral"). The Cash Collateral is a part of the Collateral. Borrower also agrees that if a Letter of Credit has been issued and the Aggregate Revolving Loan Facility is subsequently terminated or the Letter of Credit Facility is subsequently terminated or a Termination Date will occur so that the expiry of such Letter of Credit(s) is beyond the effective date of the termination of the Aggregate Revolving Loan Facility or beyond the effective date of termination of the Letter of Credit Facility or beyond the Termination Date, whichever is earliest, then Borrower shall, on or before five Business Days prior to the effective date of such termination or the Termination Date, whichever is earlier, provide Administrative Agent or Letter of Credit Issuer, as the case may be, with Cash Collateral. Administrative Agent and the Lenders shall be entitled to make one or more Revolving Loans to provide Cash Collateral if Borrower does not timely provide Cash Collateral and all such Revolving Loans shall be a part of the Loan Obligations secured by the Collateral. Administrative Agent or the Letter of Credit Issuer, as the case may be, shall hold Cash Collateral for the benefit of the Lenders and Administrative Agent as security for the Letters of Credit and the other Loan Obligations in an account in its respective name at the Letter of Credit Issuer or such other financial institution as Administrative Agent may select in its reasonable discretion.

Total Aggregate Facility Limit. Notwithstanding the Facilities herein, Borrower,
         Administrative Agent and each Lender acknowledge and agree that at no time shall the Aggregate Revolving Loan Facility, the Swingline Loan Facility, the Aggregate Floorplan Loan Facility, the Interim Floorplan Loan Facility, all unfunded Approvals, and the Letter of Credit Exposure exceed $125,000,000 in the aggregate ("Total Aggregate Facility Limit").

Termination.

At any time an Event of Default has occurred and is continuing, Administrative
                  Agent or the Required Lenders may terminate some or all of the Facilities, accelerate the Loan Obligations or take such other actions as they may have hereunder (including Section 16.3), the other Loan Documents or at law or at equity. In addition to any other rights and remedies that the Lenders and Administrative Agent may have in this Agreement, including, if an Event of Default has occurred and is continuing and all rights and remedies set forth in Section 0, Administrative Agent or the Required Lenders may, at any time, whether or not an Event of Default exists, elect to terminate the Aggregate Floorplan Loan Facility, the Interim Floorplan Loan Facility and the Swingline Facility and demand that Borrower repay in full, in cash, all of the Loan Obligations related thereto within 90 days of Borrower's receipt of such demand except that Floorplan Loan Advances and Interim Floorplan Loan Advances made with respect to any Approval issued during such 90-day period shall be repaid in accordance with the applicable Statement of Transaction. Any such notice by the Required Lenders shall be given in writing to Administrative Agent who shall then promptly send such notice to Borrower, or if given by Administrative Agent, Administrative Agent shall promptly notify the Lenders after notifying Borrower. If Administrative Agent or the Required Lenders terminate the Aggregate Floorplan Loan Facility as provided herein and no Event of Default then exists, then 90 days prior notice of termination shall be given and shall be deemed reasonable and sufficient.

If no Event of Default exists, then Administrative Agent or the Letter of Credit
                  Issuer (with respect to the Letter of Credit Facility), Administrative Agent (with respect to any Facility) or the Required Lenders (with respect to the Aggregate Floorplan Loan Facility) may, at any time, elect to terminate some of the Interim Floorplan Loan Facility, Floorplan Loan Facility and Swingline Facility on the terms set forth in Sections 0, 0, 0 and 0 respectively. Notwithstanding a termination, Administrative Agent and Lenders will retain all of their rights, interests and remedies hereunder and in all Collateral until Borrower has indefeasibly paid all of the Loan Obligations in full in cash, all Letters of Credit have expired and the Letter of Credit Exposure is irreversibly zero. Nothing contained in this Section 0 limits or otherwise modifies the termination provisions set forth in Section 0.

If Borrower advises Administrative Agent of a Material Proceeding as required by
                  Section 0, and if within forty-five (45) days of the filing or instigation of such Material Proceeding, Borrower has neither
                  (i) obtained a dismissal of such Material Proceeding, (ii) provided evidence reasonably satisfactory to the Required Lenders that the allegations in such Material Proceeding are fully insured (except for customary deductibles), (iii) provided evidence reasonably satisfactory to the Required Lenders that Borrower has obtained a bond sufficient to cover Borrower's and all other Covered Person's liability in such Material Proceeding, nor (iv) obtained an agreement from the Required Lenders that such Material Proceeding is not in fact a Material Proceeding for the purposes of this Section 0, then on or before the ninetieth (90th) day following the filing or instigation of such Material Proceeding, Borrower shall fully and indefeasibly repay in cash the Loan Obligations including all unfunded Approvals.

Borrower may at any time to terminate all of the Facilities by giving written notice to Administrative Agent (which shall then promptly send a copy of such notice to each Lender) if and only if Borrower repays in full and in cash all of the Loan Obligations within 90 days of Administrative Agent's receipt of such notice, including cash collateral for all Floorplan Loan Advances and Interim Floorplan Loan Advances that may be made with respect to any Approval issued during such 90 day period. Notwithstanding a termination, Administrative Agent and Lenders will retain all of their rights, interests and remedies hereunder and in all Collateral until Borrower has indefeasibly paid all of the Loan Obligations in full in cash, all Letters of Credit have expired and the Letter of Credit Exposure is irreversibly zero.


Interest; Yield Protection.
---------------------------
Interest on the Swingline Loan. The Swingline Loan shall be a LIBOR Loan, unless the LIBOR Rate is not available as provided in this Agreement, then it shall be a Base Rate Loan.

Interest on Draws on Letters of Credit. The unreimbursed amount of each draw on a Letter of Credit shall bear interest at the rate per annum equal to the LIBOR Rate.

Interest on the Floorplan Loan and Interim Floorplan Loan --Administrative Agent and GECDF as a Lender Only.

Notwithstanding the terms of this Agreement, the term "Prime Rate" with respect to any Statement of Transaction, to the extent such term is defined in any such Statement of Transaction, shall have the meaning set forth in any such Statement of Transaction. If "Prime Rate" is not defined in any Statement of Transaction, the term "Prime Rate" in such Statement of Transaction shall have the meaning defined in this Agreement. Indebtedness under each Statement of Transaction shall bear interest at the rate specified therein for the period from the end of the no-interest period stated therein until the thirtieth day thereafter and thereafter at the Maturity/default rate specified therein. Upon the occurrence and during the continuance of an Event of Default, Indebtedness under each Statement of Transaction shall bear interest at the default or post-Maturity/default rate described therein. If no default or post-Maturity rate is specified in any Statement of Transaction, then after the occurrence and during the continuance of an Event of Default, the Indebtedness under such Statement of Transaction shall bear interest, as provided in Section 0 at the rate which would otherwise apply under such Statement of Transaction plus 2.0% per annum.

Borrower, Administrative Agent and each Lender agrees that certain financial terms of any Floorplan Loan Advance or Interim Floorplan Loan Advance made under this Agreement, whether regarding finance charges, other fees, maturities, curtailments or other financial terms, are not set forth herein because such terms depend, in part, upon the availability of Vendor discounts, payment terms or other incentives, prevailing economic conditions, Administrative Agent or GECDF floor planning volume with Borrower and with Vendors, and other economic factors which may vary over time. Borrower, Administrative Agent and each Lender further agree that it is therefore in their mutual best interest to set forth in this Agreement only the general terms of the Floorplan Loan Facility and the Interim Floorplan Loan Facility. Upon agreeing to finance a particular item of Inventory for Borrower, Administrative Agent will send Borrower a statement of transaction identifying such Inventory and the applicable financial terms (each being a "Statement of Transaction"). Administrative Agent may, without the consent of the Lenders or the Required Lenders, change any aspect or portion of any Statement of Transaction. Absent manifest error and unless Borrower notifies Administrative Agent in writing of any objection within fifteen (15) days after a Statement of Transaction is mailed or sent electronically to Borrower: (i) the amount shown on such Statement of Transaction will be an account stated; (ii) Borrower will have agreed to all rates, charges and other terms shown on such Statement of Transaction; (iii) Borrower will have agreed that Administrative Agent is financing the items of Inventory referenced in such Statement of Transaction at Borrower's request; and (iv) such Statement of Transaction will be incorporated herein by reference, will be made a part hereof as if originally set forth herein, and will constitute an addendum hereto. If Borrower objects to the terms of any Statement of Transaction, Borrower agrees to pay Administrative Agent for such Inventory in accordance with the most recent terms for similar Inventory to which Borrower has not objected (or, if there are no prior terms, at the lesser of the Base Rate plus two percent (2.0%) per annum or at the maximum lawful contract rate of interest permitted under applicable law).

Borrower will pay the interest, fees, and finance charges to Administrative
                  Agent (on the Interim Floorplan Loan) for its own account and to GECDF (on the Aggregate Floorplan Loan) for its own account on the outstanding principal amount of the Interim Floorplan Loans and the Aggregate Floorplan Loans, respectively, at the rate(s) and in the amount(s) shown on the applicable Statement of Transaction, unless Borrower objects thereto as provided in
                  Section 0. All such amounts (whether interest, fees or late charges, but excluding principal) due and owing as set forth in the Statements of Transaction shall be retained by Administrative Agent for its own account (on the Interim Floorplan Loans) and by GECDF for its own account (on the Aggregate Floorplan Loans). Interest on the Aggregate Floorplan Loans will be paid by Administrative Agent to the Lenders (other than GECDF) from the proceeds Administrative Agent receives from Borrower and the Vendors, as provided in
                  Section 0. All discounts and subsidies from a Vendor in respect of a Floorplan Loan shall be for the sole account of Administrative Agent and GECDF. Principal received by Administrative Agent from Borrower on the Aggregate Floorplan Loans will be paid to the Lenders as set forth in Section 0. The finance charges attributable to the rate shown on the Statement of Transaction will: (i) be computed based on a 360 day year; (ii) be calculated by multiplying the Daily Charge (as defined below) by the actual number of days in the applicable billing period; and (iii) accrue from the invoice date of the Collateral identified on such Statement of Transaction until Administrative Agent receives full payment as provided in this Agreement for each item of such Collateral. The "Daily Charge" is the product of the Daily Rate (as defined below) multiplied by the Average Daily Balance (as defined below). The "Daily Rate" is the quotient of the annual rate shown on each Statement of Transaction divided by 360, or the monthly rate shown on the Statement of Transaction divided by 30. The "Average Daily Balance" is the quotient of (i) the sum of the outstanding principal under the Aggregate Floor Plan Facility plus the Interim Floorplan Loan Facility on each day of a billing period for each item of Collateral identified on a Statement of Transaction, divided by (ii) the actual number of days in such billing period. With respect to the Interim Floorplan Loans and the Floorplan Loans, the annual percentage rate of the finance charges relating to any item of Collateral financed thereby will be calculated from the invoice date of such Collateral, regardless of any period during which any finance charge subsidy shall be paid or payable by any third party.

Administrative Agent will send Borrower a monthly billing statement identifying all charges, including any late fees assessed, due to Administrative Agent on the Interim Floorplan Loans and to GECDF, as a Lender, on the Floorplan Loan Facility. The charges specified on each billing statement will be due and payable in full immediately on receipt.

Interest on Aggregate Loans--Other than Floorplan Loans. Each Revolving Loan
         Advance or any part of a Revolving Loan Advance shall be a LIBOR Advance, unless the LIBOR Rate is not available as provided in this

         Agreement, then it shall be a Base Rate Advance. Each LIBOR Advance when made will become a LIBOR Loan, which shall bear interest at the Adjusted LIBOR Rate. Subject to the provisions of this Agreement, each Base Rate Advance when made will become a Base Rate Loan, which shall bear interest at the Base Rate.

Interest on Floorplan Loans; Administrative Agent Deficiency Amount.
         Administrative Agent, Borrower and each Lender acknowledges and agrees that the rate of return paid on any Floorplan Loan or Interim Floorplan Loan is dependent on numerous factors, including discounts and subsidies offered by the Vendors. Accordingly, Administrative Agent, Borrower and each Lender agrees that due to the difficulty in determining the actual rate of return on any particular Floorplan Loan for Interim Floorplan Loan or with respect to any particular invoice underlying any such Loan the Lenders (other than GECDF) will be paid the interest rate specified in this Agreement. With respect to each Lender (other than GECDF), interest on each Floorplan Loan Advance for such Lender shall be paid to such Lender by Administrative Agent based on the interest rates set forth in Sections 0, 0, and 0, and, if applicable, 0, and as provided in Section 0 from the date of funding by such Lender to Administrative Agent of its pro-rata share of such Floorplan Loan Advance to the date of repayment; provided, however, if a Floorplan Payment Default occurs, then until such Event of Default has been cured to the reasonable satisfaction of the Required Lenders or waived in writing by the Required Lenders, to the extent there exists an Administrative Agent Deficiency Amount (defined below) which is greater than zero, Administrative Agent may suspend the making of payments of principal and interest on the Floorplan Loans to each Lender (other than GECDF) or reduce the amount of such payments on the Floorplan Loans to each Lender (other than GECDF) on a pro-rata basis (based on the principal amount of Floorplan Loans outstanding) and setoff such amounts against Administrative Agent Deficiency Amount until Administrative Agent Deficiency Amount is reduced to zero, or to the extent necessary to prevent Administrative Agent Deficiency Amount from becoming greater than zero. The "Administrative Agent Deficiency Amount" at any time is a Dollar amount equal to (i) the cumulative amount of interest distributed by Administrative Agent to the Lenders (other than GECDF) solely with respect to each specific Statement of Transaction for which an Event of Default exists as outlined above in this Section 0 under the portion of the Aggregate Floorplan Loan attributable to Lenders (other than GECDF) for the period commencing with the date interest begins accruing under the Statement of Transaction (excluding any interest distributed which is attributable to the period of time during the free floor plan period) and to the extent such interest has not been paid by Borrower under each such specific Statement of Transaction relating to such Event of Default through the date of calculation (provided, however, that in no event shall any interest paid to the Lenders (other than GECDF) relating to any specific Statement of Transaction during any period for which no Event of Default exists or existed be included in the calculation under this clause (i)), minus (ii) the cumulative amount of interest collected from Borrower by Administrative Agent solely with respect to each specific Statement of Transaction for which an Event of Default exists as outlined above in this Section 0 under the portion of the Aggregate Floorplan Loan attributable to Lenders (other than GECDF) for the period commencing with the date interest begins accruing under the Statement of Transaction (excluding any interest distributed which is attributable to the period of time during the free floor plan period). Each Floorplan Loan Advance or any part of a Floorplan Loan Advance owing to a Lender (other than GECDF) shall be considered a LIBOR Advance for interest rate calculation purposes under this Section, unless the LIBOR Rate is not available as provided in this Agreement, then it shall be a Base Rate Advance for interest rate calculation purposes.

Adjusted LIBOR Rate. The "Adjusted LIBOR Rate" for any LIBOR Loan is the LIBOR
         Rate plus the applicable LIBOR Increment determined from time to time as provided in Section 0. The LIBOR Rate for each LIBOR Loan shall be determined by Administrative Agent pursuant to this Agreement. For each LIBOR Loan, the Adjusted LIBOR Rate shall fluctuate as provided for herein. The "LIBOR Rate" shall be the interest rate per annum equal to the quotient (rounded to the nearest 0.001%) of

                  (i) For each calendar week commencing on Tuesday of such week, the rate per annum, as determined by Administrative Agent, as adjusted from time to time in Administrative Agent's reasonable discretion for then applicable reserve requirements, deposit insurance assessment rates and other regulatory costs, as reported by The Wall Street Journal and identified as the "London Interbank Offered Rate" for an interest period of 30 days, on (a) each Monday immediately preceding, or (b) if any such Monday is not a Business Day, then on the Business Day immediately preceding such Monday. If for any reason such rate is not available, the term "LIBOR Rate" shall mean, for any LIBOR Loan, the rate per annum appearing on Reuters Screen LIBOR Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) for an interest period of 30 days, on (a) each Monday immediately preceding, or (b) if any such Monday is not a Business Day, then on the Business Day immediately preceding such Monday; provided, however, if more than one rate is specified on Reuters Screen LIBOR Page, the applicable rate shall be the arithmetic mean of all such rates (rounded upwards, if necessary, to the nearest 1/1000 of 1%), divided by,

                  (ii) one minus the maximum rate at which reserves (including any marginal, special, supplemental, or emergency reserves) are required to be maintained under regulations issued from time to time by the FRB or any other Governmental Authority to which any Lender is subject (or any successor), including, in the case of LIBOR Loans, "Eurocurrency liabilities" (as such term is used in Regulation D). Without limiting the effect of the foregoing, the reserve requirement shall reflect any other reserves required to be maintained by any Lender with respect to any category of liabilities which includes deposits by reference to which the LIBOR Rate is to be determined, or any category of extensions of credit or other assets which include LIBOR Loans. The entire amount of a LIBOR Loan shall be deemed to constitute a Eurocurrency liability and as such shall be deemed to be subject to such reserve requirements without benefit of credits for proration, exceptions or set-offs which may be available from time to time to any Lender under Regulation D. The LIBOR Rate shall be adjusted automatically on and as of the effective date of any change in any such reserve requirements.

         Notwithstanding anything herein to the contrary, any adjustment hereunder to the LIBOR Rate as a result of any reserve requirements, deposit insurance assessment rates or other regulatory costs shall be limited to respective Loans made hereunder by the affected one or more Lenders subject to such regulatory costs.

Base Rate. Except as set forth in Section 0, the "Base Rate" for any Base Rate
         Advance is the Prime Rate (which will fluctuate as described in Section
         0) plus the applicable Prime Increment as provided in Section 0.

Prime Increments and LIBOR Increments. The applicable Prime Increment and applicable LIBOR Increment shall be as set forth in the following table:

               --------------------------------------------------------------------------------------------
               LIBOR Increment                 LIBOR Increment                    Prime Increment
                (All Facilities, except         (Aggregate Floorplan Loan         (All Facilities, except
               Aggregate Floorplan Loan        Facility and Interim Floorplan     Aggregate Floorplan Loan
               Facility and Interim            Loan Facility)                     Facility and Interim
               Floorplan Loan Facility)                                           Floorplan Loan Facility)
               --------------------------------------------------------------------------------------------
               1.75% per annum                 [to be determined]                 [to be determined]
               --------------------------------------------------------------------------------------------

                  For the Floorplan Loan Facility and Interim Floorplan Loan Facility, the Prime Increments and LIBOR Increments set forth above are used only for determining that interest rate payable by Administrative Agent to the Lenders pursuant to Section 4.4. The interest rate payable by Borrower on the Floorplan Loan Facility and Interim Floorplan Loan Facility is the interest rate described in each Statement of Transaction, as provided in Section 4.2.

Time of Accrual. Interest shall accrue on all principal amounts outstanding from the date when first outstanding to the date when no longer outstanding. Amounts shall be deemed outstanding until payments are applied thereto as provided herein.

Conversion or Continuation of Loans. Except as described in Sections 0, 0 and 0,
         Base Rate Loans are not available to Borrower. Borrower may not at any time convert some or all of a Base Rate Loan to a LIBOR Loan, or a LIBOR Loan to a Base Rate Loan, except in situations described in Sections 0, 0 and 0 in which cases such conversion shall be mandatory.

Computation. Interest shall be computed for the actual days elapsed over a year deemed to consist of 360 days for all LIBOR Loans and all Base Rate Loans. The Base Rate and the LIBOR Rate will be determined by Administrative Agent before the initial Advance on the Effective Date and on each Business Day thereafter when the LIBOR Rate changes or the Base Rate changes, as the case may be. Interest rates that are based on the LIBOR Rate and the Base Rate shall change simultaneously with any change in the LIBOR Rate or Base Rate, as the case may be, and shall be effective for the entire day on which such change becomes effective.

Rate After Maturity and Rate After An Event of Default.

                  Borrower shall pay interest on the Aggregate Revolving Loans after their Maturity, and if Administrative Agent or the Required Lenders so determine in their absolute discretion, on the Aggregate Revolving Loans and on the other Loan Obligations (other than the Aggregate Floorplan Loans), (i) after the occurrence and during the continuance of an Event of

                  Default referenced in Section 0 and (ii) after the 30th day following Borrower's receipt of a notice from Administrative Agent with respect to any other Event of Default, at a rate per annum of 2.0% plus the then applicable rate(s) on each Loan (the "Default Rate").

Borrower shall pay interest on the Aggregate Floorplan Loans and Interim
                  Floorplan Loans (i) after a Floorplan Payment Default, and
                  (ii) if Administrative Agent so determines in its absolute discretion, after the occurrence and during the continuance of any other Event of Default, in each case, at a rate per annum as so determined by Administrative Agent as provided in each Statement of Transaction and, with each Lender (other than GECDF) receiving, if a higher rate is imposed by Administrative Agent than otherwise payable by Borrower and which is paid by Borrower, 2.0% plus the then applicable rate(s) on each Floorplan Loan of such Lender (the "Floorplan Default Rate").

Accrual of the Default Rate shall commence (i) after the occurrence and during the continuation of an Event of Default referenced in Section 0 and (ii) after the 30th day following Borrower's receipt of notice from Administrative Agent with respect to any other Event of Default; provided, however, nothing contained in this
                  Section 0 shall require Administrative Agent or any Lender to give any notice of an Event of Default to Borrower or otherwise modify the terms of Section 0. Accrual of the Floorplan Default Rate shall commence immediately upon an Event of Default.

Taxes.

Any and all payments by Borrower to or for the account of any Lender or
                  Administrative Agent hereunder or under any other Loan Document shall be made free and clear of and without deduction for any and all present or future Taxes, excluding, in the case of each Lender and Administrative Agent, Taxes imposed on its income, and franchise Taxes imposed on it, by the jurisdiction (or any political subdivision thereof) under the laws of which such Lender (or its Applicable Lending Office) or Administrative Agent (as the case may be) is organized or any political subdivision thereof. If Borrower shall be required by Law to deduct any Taxes from or in respect of any sum payable under this Agreement or any other Loan Document to any Lender or Administrative Agent, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) such Lender or Administrative Agent receives an amount equal to the sum it would have received had no such deductions been made, (ii) Borrower shall make such deductions, (iii) Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable Law, and (iv) Borrower shall furnish to Administrative Agent, at its address referred to herein, the original or a certified copy of a receipt evidencing payment thereof.

In addition, Borrower agrees to pay any and all present or future stamp or documentary taxes and any other excise or property taxes or charges or similar levies which arise from any payment made under this Agreement or any other Loan Document or from the execution or delivery of, or otherwise with respect to, this Agreement or any other Loan Document (hereinafter referred to as "Impositions"), except income and franchise Taxes imposed by any jurisdiction referred to in Section 0.

Borrower agrees to indemnify each Lender and Administrative Agent for the full amount of Taxes and Impositions (including, any Taxes or Impositions imposed or asserted by any jurisdiction on amounts payable under this Section) that are required to be paid by Borrower hereunder but are paid by such Lender or Administrative Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto; provided, however, that neither Administrative Agent nor any Lender shall have any obligation to pay any such Taxes, Impositions or other liability.

Each Lender organized under the laws of a jurisdiction outside the United
                  States, on or prior to the date of its execution and delivery of this Agreement in the case of each Lender listed on the signature pages hereof and on or prior to the date on which it becomes a Lender in the case of each other Lender, and from time to time thereafter if requested in writing by Borrower or Administrative Agent (but only so long as such Lender remains lawfully able to do so), shall provide Borrower and Administrative Agent with (i) IRS Form 1001 or 4224, as appropriate, or any successor form prescribed by the IRS, certifying that such Lender is entitled to benefits under an income tax treaty to which the United States is a party which reduces the rate of withholding Tax on payments of interest or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States, (ii) IRS Form W-8 or W-9, as appropriate, or any successor form prescribed by the IRS, and
                  (iii) any other form or certificate required by any Governmental Authority (including any certificate required by Code Sections 871(h) and 881(c)), certifying that such Lender is entitled to an exemption from or a reduced rate of Tax on payments pursuant to this Agreement or any of the other Loan Documents.

For any period with respect to which a Lender has failed to provide Borrower and
                  Administrative Agent with the appropriate form pursuant to
                  Section 0 (unless such failure is due to a change in treaty, law, or regulation occurring subsequent to the date on which a form originally was required to be provided), such Lender shall not be entitled to indemnification under this Section 0 with respect to Taxes imposed by or within the United States; provided, however, that should a Lender, which is otherwise exempt from or subject to a reduced rate of withholding Tax, become subject to Taxes because of its failure to deliver a form required hereunder, Borrower shall take such action as such Lender shall reasonably request to assist such Lender to recover such Taxes.

If Borrower is required to pay additional amounts to or for the account of any
                  Lender or Administrative Agent pursuant to this Section, then such Lender or Administrative Agent will agree to use reasonable efforts to change the jurisdiction of its Applicable Lending Office so as to eliminate or reduce any such additional payment which may thereafter accrue if such change, in the reasonable judgment of such Lender or Administrative Agent, as the case may be, is not otherwise disadvantageous to such Lender or Administrative Agent, as the case may be. Each Lender agrees, with respect to the provisions of this Section 0, to treat Borrower in a manner substantially similar to that of its other similarly situated customers.

Within thirty (30) days after the date of any payment of Taxes described in this
                  Section 0, Borrower shall furnish to Administrative Agent the original or a certified copy of a receipt evidencing such payment.

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

Without prejudice to the survival of any other agreement of Borrower hereunder, the agreements and obligations of Borrower contained in this Section shall survive the termination of the Facilities and the indefeasible payment in full of the Loan Obligations.

Compensation for Increased Costs and Reduced Returns; Capital Adequacy.

If, after the date hereof, the adoption of any applicable Law or any change in any applicable Law or any change in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof, or compliance by any Lender (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank, or comparable agency:

shall subject such Lender (or its Applicable Lending Office) to any Tax with respect to any LIBOR Loans or its obligation to make LIBOR Loans, or change the basis of taxation of any amounts payable to such Lender (or its Applicable Lending Office) under this Agreement in respect of any LIBOR Loans (other than Taxes imposed on the net income of such Lender by the jurisdiction in which such Lender has its principal office or such Applicable Lending Office);

shall impose, modify, or deem applicable any reserve, special deposit, assessment, or similar requirement (other than the reserve requirement utilized in the determination of the LIBOR Rate) relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, such Lender (or its Applicable Lending Office), including the Commitment of such Lender hereunder; or

shall impose on such Lender (or its Applicable Lending Office) or on the United
                  States market for certificates of deposit, treasury bills or the London interbank market any other condition affecting this Agreement, its Commitments or its Note or any of such extensions of credit or liabilities or commitments;

and the result of any of the foregoing is to increase the cost to such Lender (or its Applicable Lending Office) of making, converting into, continuing, or maintaining any Loan or to reduce any sum received or receivable by such Lender (or its Applicable Lending Office) under this Agreement or its Notes with respect to any Loan, then Borrower shall pay to such Lender on demand such amount or amounts as will reasonably compensate such Lender for such increased cost or reduction. If any Lender requests compensation by Borrower under this Section Borrower may, by notice to such Lender (with a copy to Administrative Agent), suspend the obligation of such Lender to make or continue Loans of the type with respect to which such compensation is requested, or to convert Loans of any other type into Loans of such type, until the event or condition giving rise to such request ceases to be in effect (in which case the provisions of Section 0 shall be applicable); provided that such suspension shall not affect the right of such Lender to receive the compensation so requested.

If, after the date hereof, any Lender shall have reasonably determined that the adoption of any applicable Law regarding capital adequacy or any change therein or in the interpretation or administration thereof by any Governmental Authority, central bank, or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such Governmental Authority, central bank, or comparable agency, has or would have the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of such Lender's obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such adoption, change, request, or directive (taking into consideration its policies with respect to capital adequacy), then from time to time upon demand Borrower shall pay to such Lender such additional amount or amounts as will reasonably compensate such Lender for such reduction.

Each Lender shall promptly notify Borrower and Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Lender to compensation pursuant to this Section and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the reasonable judgment of such Lender, be otherwise disadvantageous to it. Any Lender claiming compensation under this Section shall furnish to Borrower and Administrative Agent a statement setting forth the additional amount or amounts to be paid to it hereunder which shall be conclusive in the absence of manifest error. In determining such amount, such Lender may use any reasonable averaging and attribution methods. Each Lender agrees, with respect to the provisions of this Section, to treat Borrower in a manner substantially similar to that of its other similarly situated customers.

Limitation on Types of Loans. If on or prior to the making of any LIBOR Loan
                  Administrative Agent reasonably determines that by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the LIBOR Rate, Administrative Agent shall give Borrower prompt notice thereof, and so long as such condition remains in effect, the Lenders shall be under no obligation to make additional LIBOR Loans, or continue LIBOR Loans and all LIBOR Loans shall immediately convert to Base Rate Loans in accordance with the terms and conditions of this Agreement.

Illegality. Notwithstanding any other provision of this Agreement, if it becomes unlawful for any Lender or its Applicable Lending Office to make, maintain, or fund LIBOR Loans hereunder, then such Lender shall promptly notify Borrower thereof and such Lender's obligation to make or continue LIBOR Loans or convert Base Rate Loans into LIBOR Loans shall be suspended until such time as such Lender may again make, maintain, and fund LIBOR Loans (in which case the provisions of Section 0 shall be applicable).

Treatment of Affected Loans. If the obligation of any Lender to make a LIBOR
         Loan or to convert any Base Rate Loan into an LIBOR Loan shall be suspended pursuant to Sections 0 or 0 (such Loans being herein called "Affected Loans"), such Lender's Affected Loans shall be automatically and immediately be converted into Base Rate Loans and, unless and until such Lender gives notice as provided below that the circumstances specified in Sections 0 or 0 that gave rise to such conversion no longer exist:

                  (a) to the extent that such Lender's Affected Loans have been so converted, all payments and prepayments of principal that would otherwise be applied to such Lender's Affected Loans shall continue to be made and applied as provided for herein; and

                  (b) all Loans that would otherwise be made or continued by such Lender as LIBOR Loans shall be made or continued instead as Base Rate Loans, and all Loans of such Lender that would otherwise be converted into LIBOR Loans shall be converted instead into (or shall remain as) Base Rate Loans.

If such Lender gives notice to Borrower (with a copy to Administrative Agent) that the circumstances specified in Sections 0 or 0 that gave rise to the conversion of such Lender's Affected Loans pursuant to this Section no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Loans of the type of the Affected Loans made by other

Lenders are outstanding, such Lender's Base Rate Loans shall be automatically converted, so that, after giving effect thereto, all Loans held by the Lenders holding Loans of the type of the Affected Loans and by such Lender are held pro rata in accordance with their respective Commitments.

Usury. Notwithstanding any provisions to the contrary in Section 0 or elsewhere in any of the Loan Documents, Borrower shall not be obligated to pay interest at a rate which exceeds the maximum rate permitted by Law. If, but for this Section 0, Borrower would be deemed obligated to pay interest at a rate which exceeds the maximum rate permitted by Law, or if any of the Loan Obligations is paid or becomes payable before its originally scheduled Maturity or is otherwise accelerated and as a result Borrower has paid or would be obligated to pay interest at such an excessive rate, then (i) Borrower shall not be obligated to pay interest to the extent it exceeds the interest that would be payable at the maximum rate permitted by Law; (ii) if the outstanding Loan Obligations have not been accelerated as provided in Section 0, any such excess interest that has been paid by Borrower shall be refunded;
         (iii) if the outstanding Loan Obligations have been accelerated as provided in Section 0, any such excess that has been paid by Borrower shall be applied to the Loan Obligations as provided in Section 0; and
         (iv) the effective rate of interest shall be deemed automatically reduced to the maximum rate permitted by Law.


Fees.
-----
Letter of Credit Fees. Borrower shall pay to Administrative Agent for the account of each Lender with a Revolving Loan Facility (pro rata based on each Lender's Revolving Loan Facility), a non-refundable recurring Letter of Credit Fee for each Letter of Credit issued or caused to be issued hereunder. The Letter of Credit Fee for any Letter of Credit shall be an amount equal to the aggregate undrawn amount of such Letter of Credit multiplied by 1.25% (per annum). The Letter of Credit Fee for each Letter of Credit shall be payable in advance on the date of issuance for the remaining portion of the quarter when issued and quarterly thereafter in advance on the first day of each full calendar quarter thereafter while such Letter of Credit is outstanding.

Other Letter of Credit Fees. Borrower shall pay to Administrative Agent or the
         Letter of Credit Issuer, as the case may be, such Letter of Credit Issuer's other customary fees for issuance, amendment, or renewal of a Letter of Credit and, as Letter of Credit Issuer and Borrower may agree with respect to each Letter of Credit, for each negotiation of a draft drawn under such Letter of Credit.

Calculation of Fees. All of the foregoing fees shall be calculated by Administrative Agent and payable by Borrower. All of the foregoing fees and all other fees payable to Administrative Agent or any Lender that are based on an annual percentage shall be calculated on the basis of a year deemed to consist of 360 days and for the actual number of days elapsed. Once paid, all such fees shall be deemed to be fully earned and nonrefundable under any circumstances. These fees are a part of the Loan Obligations and are secured by all of the Collateral. Administrative Agent is hereby authorized to make an Advance to pay such fees.


Payments.
---------
Scheduled Payments on Loans; Applications to Loans.

Interest. Borrower shall pay interest accrued on each Aggregate Revolving Loan and on the Swingline Loan monthly in arrears beginning on the first day of the first calendar month beginning after the Effective Date and continuing on the first day of each calendar month thereafter, and on the effective date of termination of the Aggregate Revolving Loan Facility. Borrower shall pay interest accrued on each Revolving Loan and the Swingline Loan after the effective date of termination of the Aggregate Revolving Loan Facility or the Swingline Facility at the Default Rate. Subject to the terms of this Agreement, interest on the Revolving Loans shall be distributed by Administrative Agent to the Lenders monthly in arrears beginning on the first day of the first calendar month beginning after the Effective Date and continuing on the first day of each calendar month thereafter, and on the effective date of termination of the Aggregate Revolving Loan Facility.

Borrower shall pay to Administrative Agent for its own account and the account of GECDF, all interest, fees and charges accrued on the Aggregate Floorplan Loan and the Interim Floorplan Loan in accordance with the Statements of Transaction. Subject to the terms of Sections 0 and 0 and elsewhere in this Agreement, interest on the Floorplan Loans shall be distributed by Administrative Agent to the Lenders, other than GECDF, monthly in arrears (with the right of set off in favor of Administrative Agent and GECDF as set forth in Section 0) beginning on the first day of the first calendar month beginning after the Effective Date and continuing on the first day of each calendar month thereafter, and on the effective date of termination of the Aggregate Floorplan Loan Facility, and, subject to the terms of this Agreement, monthly thereafter for Approvals in effect and funded but not funded on the effective date of termination of the Aggregate Floorplan Loan Facility.

Principal.

Borrower shall, and shall cause each other Covered Person to, direct all Account
                           Debtors to remit payments on their Accounts to one or another lockboxes maintained at financial institutions acceptable to Administrative Agent, each under a lockbox agreement with such financial institutions in form and substance satisfactory to Administrative Agent (collectively, the "Lockboxes") with all payments received in any such Lockboxes being deposited into an account at such financial institution (all such accounts that may exist from time to time, are collectively referred to as the "Blocked Accounts"). Each of the Blocked Accounts and Lockboxes shall be blocked in favor of Administrative Agent pursuant to one or more agreements in form and substance satisfactory to Administrative Agent. All payments received in the Lockboxes, Blocked Accounts and other proceeds of Collateral and other funds Borrower receives directly (other than from Floorplan Loan Advances, Interim Floorplan Loan Advances, Revolving Loan Advances, and Swingline Advances), shall be paid to Administrative Agent, as payment on the Advances, as provided for herein, and deposited into Administrative Agent's account at such financial institutions as Administrative Agent shall direct and instruct from time to time (any such account of Administrative Agent being a "Cash Collateral Account").

Subject to Section 00 and the last sentence of this Section, payments shall be paid or applied by Administrative Agent (in each case up to the outstanding principal amount of the applicable Loan) at the times specified in Section 0
                           (i) first, to reduce the Swingline Loan to zero, (ii) second, to the extent of any excess, to the Lender also acting as Administrative Agent in its capacity as a Lender and not as Administrative Agent, to reduce any of the Aggregate Revolving Loan owing to the Lender acting as Administrative Agent that are not also Swingline Loans, and (iii) third, if no Event of Default has occurred and is continuing, distributed to Borrower, but if an Event of Default has occurred and is continuing then retained by Administrative Agent in the Cash Collateral Account (without any obligation to pay Borrower interest on such funds) until the entire amount of the outstanding Loan Obligations are irrevocably satisfied, including payment of cash collateral satisfactory to Administrative Agent as security for Borrower's obligation to reimburse Administrative Agent or the Letter of Credit Issuer, as the case may be, for 105% of all draws and expenses under all outstanding Letters of Credit and 100% of any unfunded Approvals, in which case such Approvals shall be otherwise paid in accordance with the applicable Statements of Transaction, where after such other amounts shall be distributed to Borrower, or, if an Event of Default has occurred or is continuing, distributed by Administrative Agent to the other Lenders after consultation by Administrative Agent with the other Lenders until the entire amount of the outstanding Loan Obligations are irrevocably satisfied, including payment of cash collateral satisfactory to Administrative Agent as security for Borrower's obligation to reimburse Administrative Agent or the Letter of Credit Issuer, as the case may be, for 105% of all draws and expenses under all outstanding Letters of Credit and 100% of any unfunded Approvals, in which case such Approvals shall be otherwise paid in accordance with the applicable Statements of Transaction, where after such other amounts shall be distributed to Borrower. Notwithstanding the foregoing, payments, whether from a Borrower or a Vendor on the Interim Floorplan Loan and the Aggregate Floorplan Loan owing to Administrative Agent and the Lender acting as Administrative Agent shall be applied to the Interim Floorplan Loan of Administrative Agent and the Aggregate Floorplan Loan of such Lender as it deems appropriate in its sole discretion.

Prior to 3:00 p.m. (Local Time) on the last Business Day of each calendar week
                           (a "Settlement Date"), based on funds collected pursuant to Section 0 as of 12:00 noon (Local Time) on the Business Day immediately preceding such Settlement Date (under all circumstances, including during the existence of any Event of Default), each Lender shall, to the extent it does not hold its pro-rata share of the outstanding Aggregate Floorplan Loan (including, any amounts for which an Approval has been issued, whether or not funding has occurred), Aggregate Revolving Loan, but excluding any Swingline Loan or Interim Floorplan Loan (which will be settled to zero as a part of the settlement), purchase from or sell to one or more other Lenders, at par, which may occur by a funding through Administrative Agent, that portion of its Loans as is necessary for it to thereafter hold its pro-rata share of the outstanding Aggregate Floorplan Loan and Aggregate Revolving Loan. In order that the foregoing settlement among the Lenders can be effected on each Settlement Date, Administrative Agent shall, on or before 12:00 p.m. (Local Time) on such Settlement Date(1), notify each Lender who shall purchase or sell a Loan, or fund through Administrative Agent, of

----------------------
         (1) If the Settlement Date occurs more than once a week, then the foregoing time shall be 11:00 a.m. (Local Time)

                           (i) the principal amount of the Loan to be purchased or sold, (ii) the name of the Lender(s) which will be purchasing from or selling to such Lender a Loan, and
                           (iii) if such Lender is to purchase a Loan, the name of and wire transfer instructions for the Lender(s) from which the Loan shall be purchased. On or before 3:00 p.m. (Local Time) on such Settlement Date, each such purchasing Lender shall wire transfer immediately available funds to the applicable selling Lender(s) the amount necessary to effect the settlement.

Administrative Agent may, at any time, in its sole discretion, cause the
                           Settlement Date to occur more frequently, including, each Business Day of each week. Administrative Agent shall notify each Lender that a given Business Day shall be a Settlement Date by no later than 12:30 p.m. (Local Time) on the Business Day immediately preceding any such date; provided, however, if the Settlement Date occurs more frequently than once a week, then once Administrative Agent gives such notice, no further notices shall be required.

Maturity. Borrower shall repay the entire amount of the Aggregate Revolving Loan on February 28, 2005 ("Initial Maturity Date"), unless the Aggregate Revolving Loan Facility continues after the Initial Maturity Date as provided below in this Section 0 and Borrower shall repay the amount of the Swingline Loans on demand. The Aggregate Revolving Loan Facility will continue from year to year on each anniversary of the Initial Maturity Date unless any party hereto gives each other party hereto written notice of termination of not less than 90 days prior to the start of a renewal period. Each of the Aggregate Floorplan Loan Facility, the Interim Floorplan Loan Facility and the Swingline Facility are discretionary and may be terminated at any time as set forth herein, with or without notice or demand as set forth herein; provided, however, if Borrower shall give notice of termination of the Aggregate Revolving Loan Facility, then such notice shall be deemed to be notice of termination for all Facilities in which case Borrower shall pay the entire amount of the outstanding Loan Obligations upon the effective date of such notice of termination, including payment of cash collateral satisfactory to Administrative Agent as security for Borrower's obligation to reimburse Administrative Agent or the Letter of Credit Issuer, as the case may be, for 105% of all draws and expenses under all outstanding Letters of Credit and 100% of any unfunded Approvals, in which case such Approvals shall be otherwise paid in accordance with the applicable Statements of Transaction.

Special Requirement for Payments on Floorplan Loans and Interim Floorplan Loans.
         Borrower will immediately pay Administrative Agent the principal Indebtedness owed Administrative Agent and the Lenders on each item of Collateral financed by the Lenders and Administrative Agent (as shown on the Statement of Transaction identifying such Collateral) under the Floorplan Loan Facility or the Interim Floorplan Loan Facility on the earliest occurrence of any of the following events: (i) when such Collateral is lost, stolen or damaged; (ii) for Collateral financed under Pay-As-Sold ("PAS") terms (as shown on the Statement of Transaction identifying such Collateral), when such Collateral is sold, transferred, rented, leased, otherwise disposed of or matured; (iii) in accordance with any curtailment schedule for such Collateral (as shown on the Statement of Transaction identifying such Collateral); (iv) for Collateral financed under Scheduled Payment Program ("SPP") terms (as shown on the Statement of Transaction identifying such Collateral), in accordance with the installment payment schedule; and (v) when otherwise required under the terms of any financing program agreed to in writing by Borrower and Administrative Agent. Any third party discount, rebate, subsidy, bonus or credit granted to Borrower for any Collateral will not reduce the Loan Obligations until Administrative Agent has received payment as provided in this Agreement. The Floorplan Shortfall, if any, will remain in effect, until the next determination of the Floorplan Shortfall by Administrative Agent. Borrower shall pay all amounts owing to Administrative Agent and the Lenders under the Floorplan Loan Facility and the Interim Floorplan Loan Facility as set forth herein and in the applicable Statement of Transaction.

Prepayments.

Voluntary Prepayments. Subject to the limitations in the following sentences, except for mandatory prepayments and funds received by Administrative Agent as contemplated by Section 6.1, Borrower may wholly prepay any Loan that is included in the Aggregate Revolving Loan or the Swingline Loan, or prepay any Floorplan Loan or Interim Floorplan Loan, at any time and may make a partial prepayment thereon from time to time, without penalty or premium, if Borrower pays any amount that is due as a consequence of the prepayment of any Loan and as otherwise provided for in this Agreement. All such prepayments, unless otherwise expressly stated in writing by Borrower to Administrative Agent prior to the making of such prepayment, will be deemed made on the Swingline Loan until it is reduced to zero, thereafter to the Interim Floorplan Loan until it is reduced to zero, thereafter to the Aggregate Floorplan Loan until it is reduced to zero, and thereafter to the Aggregate Revolving Loan until it is reduced to zero (with, in each case, the payment of any and all penalties and premiums due hereunder in connection therewith), and will be applied by Lenders to reduce the Floorplan Loans and the Revolving Loans, as appropriate, in accordance with their respective pro-rata shares.

Mandatory Prepayments. If at any time the Aggregate Revolving Loan exceeds the
                  Maximum Available Amount (which can be a negative number), whether as a result of optional Swingline Advance made by Administrative Agent as contemplated by Section 3.4.2, or otherwise, Borrower shall on demand make a payment in the amount of the difference to Administrative Agent for the account of Administrative Agent on the Swingline Loan and Lenders on the Aggregate Revolving Loan. Each such prepayment will be applied by Administrative Agent and Lenders first to reduce the Swingline Loan until it is reduced to zero, and then to reduce the Aggregate Revolving Loan (and consequently a ratable portion of each Lender's Revolving Loan). In addition, on any date that Interim Floorplan Loan plus the Aggregate Floorplan Loan exceeds the Aggregate Floorplan Loan Facility, then Borrower shall, on such date, pay the such excess to Administrative Agent for the pro-rata benefit of the Lenders and failure to pay such excess on such date shall be an immediate Event of Default.

Other Mandatory Prepayments.

Proceeds from Sales of Assets. If any Covered Person sells any of its assets in a single transaction or related series of transactions that are not in the ordinary course of business or otherwise permitted under this Agreement, Borrower shall make a payment to Administrative Agent for the benefit of the Lenders in the amount of the gross proceeds therefrom less reasonable selling

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

                           expenses and the increment in federal, state and local income Taxes, if any, and applicable transfer Taxes, if any, payable as a consequence of such sale. Borrower need not make such prepayment, however, unless the net proceeds from such sale or sales exceed $250,000 in the aggregate in any calendar year, in the aggregate for all Covered Persons.

Insurance Proceeds. All Insurance Proceeds shall be deposited in the Cash
                           Collateral Account and shall be applied by Administrative Agent to the Loan Obligations. During the occurrence and continuance of an Event of Default, Administrative Agent is hereby authorized to participate in any proceeding for the condemnation or other taking of any of Borrower's property and Borrower from time to time will deliver to Administrative Agent all instruments reasonably requested by Administrative Agent to permit such participation.

Every prepayment under this Section that is required to be applied to reduce the Aggregate Revolving Loan shall be distributed by Administrative Agent to Lenders in accordance with their pro-rata shares of the Aggregate Revolving Loan Facility and applied by Lenders to reduce their Revolving Loans in accordance with their respective pro-rata shares of the Aggregate Revolving Loan Facility. If application to the Revolving Loans of any prepayment required under this Section reduces the Revolving Loans (and consequently the Aggregate Revolving
Loan) to zero, then the remaining amount of such prepayment shall be applied by Lenders to reduce the Floorplan Loans then due and payable under the applicable Statement of Transactions to zero (and consequently the Aggregate Floorplan
Loan).

Reimbursement Obligations of Borrower. Borrower hereby unconditionally agrees to pay immediately to Letter of Credit Issuer on demand at the Letter of Credit Issuer's Applicable Lending Office all amounts required to pay all drafts drawn under Letters of Credit issued for the account of Borrower and all reasonable expenses incurred by Letter of Credit Issuer in connection with such Letters of Credit and in any event and without demand to remit to Letter of Credit Issuer (which may be through obtaining Advances if permitted under Section 0) sufficient funds to pay all debts and liabilities arising under any Letter of Credit issued for the account of such Borrower.

Manner of Payments and Timing of Application of Payments.

Payment Requirement. Except as provided in Section 0 with respect to payments from the Cash Collateral Account and unless expressly provided to the contrary elsewhere herein, Borrower shall make each payment on the Loan Obligations to Administrative Agent for the account of Lenders (based on each Lender's pro-rata share) as required under the Loan Documents at the Applicable Lending Office of Administrative Agent on the date when due, without deduction, set-off or counterclaim. All such payments will be distributed by Administrative Agent to Lenders as provided in
                  Section 0 for application to the Loan Obligations as provided herein.

Application of Payments and Proceeds. All funds collected pursuant to Section 0 and reported to Administrative Agent as provided in Section 0, will be distributed by Administrative Agent as provided in
                  Section 0 on the next Settlement Date following Administrative Agent's actual receipt of such funds as provided in Section 0. For purposes of calculation of the Maximum Available Amount and Completion of the Borrowing Base Certificate pursuant to
                  Section 0, such funds will be deemed received on the immediately following Business Day, and distributed by Administrative Agent on a Settlement Date as provided in
                  Section 0. The amount so distributed to a Lender will be applied by such Lender to the relevant Loan Obligation on the Business Day when received. Borrower will also pay to Administrative Agent, for its own account, such fees as Administrative Agent generally charges its customers for each check returned unpaid for insufficient funds (an "NSF check") (such payment repays Administrative Agent's estimated administrative costs; it does not waive any Default or Event of Default caused by the NSF check).

Interest Calculation. Interest shall begin accruing, and be owing and payable on an Advance on the day such Advance is made by a Lender to Administrative Agent (provided, however, that interest on GECDF's Aggregate Floorplan Loan and the Interim Floorplan Loan shall begin accruing on the date of the applicable invoice, as provided in the applicable Statement of Transaction). Section 0 notwithstanding, for purposes of interest calculation only, a payment received in the Lockboxes or otherwise (provided it is immediately paid to Administrative Agent) shall be deemed to have been applied to the relevant Loan Obligation on the next Business Day following the Business Day that Borrower reports the receipt of such payment pursuant to Section 0. Payments on the Aggregate Floorplan Loan or Interim Floorplan Loan that are funded by Revolving Loan Advances shall be deemed to be made on the Aggregate Floorplan Loan or Interim Floorplan Loan for interest calculation purposes on the day made.

Returned Instruments. If a payment is made by check, draft or other instrument and the check, draft or other instrument is returned unpaid, any application of the payment to the Loan Obligations will be reversed and will be treated as never having been made.

Compelled Return of Payments or Proceeds. If Administrative Agent or any Lender is for any reason compelled to surrender any payment or any proceeds of the Collateral because such payment or the application of such proceeds is for any reason invalidated, declared fraudulent, set aside, or determined to be void or voidable as a preference, an impermissible set-off, or a diversion of trust funds, then this Agreement and the Loan Obligations to which such payment or proceeds was applied or intended to be applied shall be revived as if such application was never made; and Borrower shall be liable to pay to Administrative Agent or such Lender, and shall indemnify Administrative Agent or such Lender for and hold Administrative Agent or such Lender harmless from any loss with respect to, the amount of such payment or proceeds surrendered. This Section shall be effective notwithstanding any contrary action that Administrative Agent or such Lender may take in reliance upon its receipt of any such payment or proceeds. Any such contrary action so taken by Administrative Agent or such Lender shall be without prejudice to Administrative Agent or such Lender's rights under this Agreement and shall be deemed to have been conditioned upon the application of such payment or proceeds having become final and indefeasible. The provisions of this Section shall survive termination of the Facilities and the indefeasible payment and satisfaction of all of the Loan Obligations.

Due Dates Not on Business Days. If any payment required hereunder becomes due on a date that is not a Business Day, then such due date shall be deemed automatically extended to the next Business Day.


Procedure for Obtaining Advances.
---------------------------------
Initial Advances. Provided that all conditions thereto hereunder are satisfied and subject to the limitations contained herein, Lenders will fund and Administrative Agent will make the initial Revolving Loan Advance, if any, on the Effective Date as directed by Borrower in a written direction delivered to Administrative Agent. The manner of disbursement shall be subject to Administrative Agent's approval. Administrative Agent will fund the initial Interim Floorplan Loan in accordance with its policies and procedures.

Subsequent Revolving Loan Advances. Borrower may request subsequent Revolving
         Loan Advances at any time, but not more often than once each Business Day, by submitting a request therefor to Administrative Agent as provided in Section 0. All requests for a Revolving Loan Advance must be submitted by Borrowing Agent. Administrative Agent may treat every request for a Revolving Loan Advance as a request for a Swingline Advance to the extent the requested amount does not exceed the Maximum Swingline Amount and as a request for a Revolving Loan Advance in the amount of the excess. Every request for an Revolving Loan Advance shall be irrevocable. A request for a Revolving Loan Advance received by Administrative Agent on a day that is not a Business Day or that is received by Administrative Agent after 10:00 a.m. (Local Time) on a Business Day shall be treated as having been received by Administrative Agent at 10:00 a.m. (Local Time) on the next Business Day; provided, however, if Settlement Dates occur more than once a week, then a request for a Revolving Loan Advance received by Administrative Agent on a day that is not a Business Day or that is received by Administrative Agent after 11:00 a.m. (Local Time) on a Business Day shall be treated as having been received by Administrative Agent at 11:00 a.m. (Local Time) on the next Business Day.

Subsequent Floorplan Loan Advances. Administrative Agent may treat every request for a Floorplan Loan Advance as a request for an Interim Floorplan Loan Advance to the extent the requested amount does not exceed the Floorplan Loan Facility (when added to the Aggregate Floorplan Loan and the Interim Floorplan Loan and all unfunded Approvals) and as a request for a Floorplan Loan Advance in the amount of the excess.

Repayment of the Swingline Loan and the Interim Floorplan Loan.

Administrative Agent may in its absolute discretion on any Business Day give notice to Lenders of the amount of the Swingline Loan or Interim Floorplan Loan after application of all payments to be applied thereto as provided elsewhere herein. Such notice shall be given no later than 12:00 p.m. (Local Time) and may include a demand that the Swingline Loan or the Interim Floorplan Loan be fully paid. If Administrative Agent demands that the Swingline Loan or the Interim Floorplan Loan be fully paid, then prior to 3:00 p.m. (Local Time) on such date, Lenders shall remit funds to Administrative Agent sufficient to reduce the Swingline Loan or the Interim Floorplan Loan to zero. The aggregate of such remittances shall be treated as a Revolving Loan Advance and the Aggregate Revolving Loan increased accordingly (in the case of payments on the Swingline Loan) and as a Floorplan Loan Advance and the Aggregate Floorplan Loan increased accordingly (in the case of payments on the Interim Floorplan Loan). Each such remittance by a Lender shall be made in accordance with its pro-rata share of the Aggregate Revolving Loan Facility or the Floorplan Loan Facility shall be made notwithstanding that (i) the amount of the aggregate of such remittances by Lenders may not be in the minimum amount for Revolving Loan Advances otherwise required hereunder, (ii) any conditions to Advances in Section 10 may not be then satisfied, (iii) an Event of Default has occurred and is continuing, (iv) the aggregate amount of such remittances by Lenders would result in the Aggregate Revolving Loan exceeding the Maximum Available Amount, or (v) such remittances by Lenders may be made after the effective date of termination of the Aggregate Revolving Loan Facility; provided, however, that in no event shall any Lender be required to make any such remittance that would result in the sum of (a) the Revolving Loan of such Lender, plus (b) such Lender's pro-rata share of the Letter of Credit Exposure exceeding such Lender's Revolving Loan Facility.

If for any reason, including the commencement of a proceeding in bankruptcy with respect to any Borrower, remittances by Lenders as provided above cannot be made on the date otherwise required above, then each Lender shall be deemed automatically to have purchased from Administrative Agent as of such date an undivided interest and participation in the Swingline Loan and the Interim Floorplan Loan equal to such Lender's pro-rata share, so as to cause such Lender to share in the Swingline Loan and the Interim Floorplan Loan in accordance with its pro-rata share. Each Lender shall remit its pro-rata share of the Swingline Loan and the Interim Floorplan Loan to Administrative Agent promptly on demand. All interest payable with respect to such Lender's pro-rata share of the Swingline Loan and the Interim Floorplan Loan shall be for the account of Administrative Agent to the date such remittance is made, and shall be for the account of and remitted by Administrative Agent to such Lender (except in the case of the Floorplan Loan, at the rate designated in Section 0 with respect to GECDF and the other Lenders) as a participant from such date. Further, until such remittance is made, such Lender shall pay to Administrative Agent, on demand, interest on such Lender's pro-rata share of the Swingline Loan and the Floorplan Loan at the Federal Funds Rate, and such Lender shall be subject to the restrictions contained in Section 0.

Letters of Credit. Borrower may request the issuance of a Letter of Credit by submitting an issuance request to Letter of Credit Issuer and executing the reimbursement agreement required under Section 0 no less than five Business Days prior to the requested issue date for such Letter of Credit.

Administrative Agent's Right to Make Other Certain Advances.

Payment of Loan Obligations. Administrative Agent shall have the right to make
                  Revolving Loan Advances at any time and from time to time to cause timely payment of any of the Loan Obligations, including to pay interest or principal on the Swingline Loan, the Interim Floorplan Loan, the Aggregate Floorplan Loan, and the Aggregate Revolving Loan, and to pay any other fees owing to the Lenders or Administrative Agent; provided, however, with respect to third party fees, if no Event of Default has occurred and is continuing, Administrative Agent shall use its reasonable efforts to give prior notice to Borrower of the payment of any such fees from an Advance (but shall have no liability for its failure to notify Borrower, and any such failure shall not give rise to a claim or cause of action by Borrower against Administrative Agent or any Lender). If no Event Default exists, Administrative Agent shall use reasonable efforts to notify Borrower (but shall have no liability for its failure to notify Borrower and such failure shall not give rise to a claim or cause of action by Borrower against Administrative Agent or any Lender) on the day it makes any payment or pays any interest owing hereunder. Administrative Agent may select the Advance Date for any such Advance, but such Advance Date may only be a Business Day. Administrative Agent will use reasonable efforts to promptly give notice to Borrower after any such Advance is made but failure to give such notice shall not give rise to any liability on the part of Administrative Agent or any Lender.

Payments to Other Creditors. If Administrative Agent becomes obligated to reimburse or pay to any creditor of Borrower any amount in order to (i) obtain a release of such creditor's Security Interest in any of the Collateral, other than Permitted

                  Security Interests, or (ii) otherwise satisfy an Obligation of Borrower to such creditor to the extent not indefeasibly satisfied by the initial Advances, then Administrative Agent shall have the right (but shall have no obligation) to make Advances for that purpose. Administrative Agent may select the Advance Date for any such Advance, but such Advance Date may only be a Business Day. Administrative Agent will use reasonable efforts to give prompt notice to Borrower after any such Advance is made but failure to give such notice shall not give rise to any liability on the part of Administrative Agent or any Lender; provided, however, upon the occurrence and during the continuance of an Event of Default no such notice shall be required.

Fundings.

Advances. Other than if a Swingline Advance or Interim Floorplan Loan Advance
                  will be made by Administrative Agent, not later than 10:00 a.m. (Local Time) on each Advance Date (or 11:00 a.m. if Settlement Dates occur more than once a week) for a Floorplan Loan Advance or Revolving Loan Advance, Administrative Agent shall promptly notify each Lender of the amount of the Floorplan Loan Advance or the Revolving Loan Advance to be made on that Advance Date. In each case then, each Lender shall make immediately available to Administrative Agent by 3:00 p.m. (Local Time) on the Advance Date funds consisting solely of Dollars in the amount of its pro-rata share of such Floorplan Loan Advance or Revolving Loan Advance, rounded to the nearest penny, in accordance with such remittance instructions as may be given by Administrative Agent to Lenders from time to time.

Draws on Letters of Credit. If a draw is made on a Letter of Credit and Borrower does not reimburse the amount of such draw in full to Letter of Credit Issuer immediately on demand, Letter of Credit Issuer shall promptly notify Administrative Agent of such failure. Upon Administrative Agent's receipt of such notice from Letter of Credit Issuer, Administrative Agent may notify each Lender thereof and shall have the right to cause a Revolving Loan Advance to be made, regardless whether such Revolving Loan Advance would result in the Aggregate Revolving Loan exceeding the Maximum Available Amount or regardless as to whether an Event of Default exists, by notifying each Lender of the draw, the amount of the Revolving Loan Advance required to fund reimbursement of such draw, and the amount of such Lender's ratable share of such Revolving Loan Advance. The Advance Date and time for such Revolving Loan Advance shall not be later than 3:00 p.m. (Local Time) on the first Business Day following Administrative Agent's delivery of such notice to Lenders. By no later than such Advance Date and time, each Lender shall make immediately available to Administrative Agent funds consisting solely of Dollars in the amount of its pro-rata share of such Revolving Loan Advance, rounded to the nearest penny, in accordance with such remittance instructions as may be given by Administrative Agent to each Lender from time to time.

All Fundings Ratable. All fundings of Advances (other than Swingline Advances and Interim Floorplan Loan Advances) shall be made by Lenders as provided herein in accordance with their pro-rata shares of the respective Aggregate Facilities, as applicable. Except as otherwise expressly provided herein, a Lender shall not be obligated to fund Revolving Loan Advances that would result in such Lender's Revolving Loan plus such Lender's pro-rata share of the Letter of Credit Exposure exceeding its Revolving Loan Facility, fund Floorplan Loan Advances that would result in its Floorplan Loan exceeding its Floorplan Loan Facility, or make available any more than its pro-rata share of any Advance.

Administrative Agent's Availability Assumption.

Unless Administrative Agent has been given written notice by a Lender prior to an Advance Date that such Lender does not intend to make immediately available to Administrative Agent such Lender's pro-rata share of the Advance which Administrative Agent may be obligated to make on the Advance Date, including any Advance that may be made based on the issuance of an Approval, Administrative Agent may assume that such Lender has made the required amount available to Administrative Agent on the Advance Date and Administrative Agent may, in reliance upon such assumption, make available to Borrower a corresponding amount. Failure of any Lender to pay its pro-rata share of the Swingline Loan, any Floorplan Loan (whether based on the issuance of an Approval or otherwise), the Interim Floorplan Loan (whether based on the issuance of an Approval or otherwise), or any Revolving Loan or any other amount owing hereunder by a Lender upon demand shall make such Lender a "Defaulting Lender." If such corresponding amount is not in fact made immediately available to Administrative Agent by such Defaulting Lender on the Advance Date, Administrative Agent shall be entitled to recover such corresponding amount on demand from such Defaulting Lender. If such Defaulting Lender does not pay such corresponding amount immediately upon Administrative Agent's demand therefor, then Administrative Agent shall promptly notify Borrower and the other Lenders and Borrower shall pay such corresponding amount to Administrative Agent within one (1) Business Day. Administrative Agent shall also be entitled to recover, either from such Defaulting Lender or Borrower, interest on such corresponding amount for each day from the date such corresponding amount was made available by Administrative Agent to Borrower to the date such corresponding amount is recovered by Administrative Agent, at a rate per annum equal to either (i) if paid by such Lender, the cost to Administrative Agent of funding such amount at the Federal Funds Rate, or (ii) if paid by Borrower, the applicable rate for the Advance in question determined from the request therefor. Each Lender shall be obligated only to fund its pro-rata share of an Advance subject to the terms and conditions hereof, regardless of the failure of another Lender to fund its pro-rata share thereof.

Each remittance or payment or Advance required to be made by a Lender shall be made in accordance with its pro-rata share and shall be made notwithstanding that (i) the amount of the aggregate of such remittances by Lenders may not be in the minimum amount for Revolving Loan Advances, or Floorplan Loan Advances or otherwise required hereunder, (ii) any conditions to Advances in Section 0 may not be then satisfied, (iii) an Event of Default exists, (iv) the aggregate amount of such remittances by Lenders would result in the Aggregate Revolving Loan exceeding the Maximum Available Amount or the aggregate amount of such remittances by Lenders would result in the Aggregate Floorplan Loan plus the Interim Floorplan Loan exceeding the value of the Collateral advanced against thereunder or the Aggregate Floorplan Loan Facility, or (v) such remittances by Lenders may be made after the effective date of termination of the Aggregate Revolving Loan Facility or the Aggregate Floorplan Loan Facility, as the case may be; provided, however, that in no event shall any Lender be required to make any such remittance that would result in the Revolving Loan of such Lender exceeding such Lender's Revolving Loan Facility or the Floorplan Loan of such Lender exceeding such Lender's Floorplan Loan Facility.

In addition, with respect to any Defaulting Lender, until a payment or Advance is paid to Administrative Agent (with interest as described above), (i) such Defaulting Lender shall permit Administrative

                  Agent the unconditional and irrevocable right of setoff against any amounts (including payments of principal, interest, and fees, as well as indemnity payments) received by Administrative Agent hereunder for the benefit of any such Defaulting Lender, and (ii) if such failure to pay shall continue for a period of three Business Days, result in any such Defaulting Lender forfeiting any right to vote on any matter that the Required Lenders or all Lenders are permitted to vote for hereunder (and the calculation of Required Lenders shall exclude such Defaulting Lender's interest in the Lenders' Exposure); provided, however, once such a failure is cured, then such Lender shall, subsequent thereto, have all rights hereunder; provided, further, however, if any Lender shall fail to make such a payment within the three Business Day period specified in clause (ii) above (other than by reason of events beyond the reasonable control of such Lender) three or more times during the term hereof, such Lender shall permanently forfeit its right to vote hereunder (and the calculation of Required Lenders shall exclude such Defaulting Lender's interest in the Lenders' Exposure).

Disbursement. Provided that all conditions precedent herein to a requested
         Advance or, if applicable, a Swingline Advance or Interim Floorplan Loan Advance, have been satisfied, including with respect to any Floorplan Loan Advance or Interim Floorplan Loan Advance, the requirements of any agreements with any Vendors, Administrative Agent will make the amount of such requested Advance available to Borrower or in the case of an Interim Floorplan Loan Advance or a Floorplan Loan Advance to the appropriate Vendor, on the applicable Advance Date in immediately available funds in Dollars at the Applicable Lending Office.

Restrictions on Advances. No more than one Revolving Loan Advance and no more than one Swingline Advance will be made on any one day pursuant to a request for a Revolving Loan Advance. Advances will only be made for the purposes permitted in Section 0.

Each Advance Request and Request for a Letter of Credit Certification. Each submittal of a request for an Advance and each submittal of a request for the issuance of a Letter of Credit by a Borrowing Officer shall constitute a certification by Borrower that (i) no Event of Default exists, (ii) all conditions precedent hereunder to the making of the requested Advance have been satisfied or waived in writing by the Required Lenders, and (iii) the Representations and Warranties are then true and correct and will be true and correct on the Advance Date, as applicable, as if then made.

Requirements for Every Advance Request. Subject to the terms of Section 0 and the other provisions of this Agreement, with regards to Swingline Loans, and Revolving Loan Advances, only a request (which shall be in writing in the form of Exhibit 0 and mailed, personally delivered or telecopied as provided in Section 0) from a Borrowing Officer to Administrative Agent that specifies the amount of the Advance to be made, the Advance Date for the requested Advance shall be treated as a request for an Advance. No Advance Date for any requested Advance may be other than a Business Day. With regards to Swingline Loans, a request for an Advance must be given prior to 11:00 a.m., Local Time, on the Advance Date for such Advance. With regards to a Revolving Loan, a request for an Advance must be given prior to 10:00 a.m., Local Time, on the Advance Date for such Advance, or if the Settlement Date occurs more often than once a week, then prior to 11:00 a.m. Local Time on the Advance Date for such Advance. Subject to the terms of Section 0 and the other provisions of this Agreement, Floorplan Loan Advances and Interim Floorplan Loan Advances will be funded in accordance with Administrative Agent's procedures.

Requirements for Every Letter of Credit Request. Only a written request (which may be mailed, personally delivered or telecopied as provided in this Agreement) from a Borrowing Officer to Administrative Agent or an electronic initiation over an online service provided by Letter of Credit Issuer that specifies the amount, requested issue date (which shall be a Business Day and in no event later than thirty days before the effective date of termination of the Aggregate Revolving Loan Facility) and beneficiary of the requested Letter of Credit and other information necessary for its issuance shall be treated as a request for issuance of a Letter of Credit together with such Letter of Credit applications and reimbursement agreements as the Letter of Credit Issuer may reasonably request.

Exoneration of Administrative Agent and Lenders. Neither Administrative Agent nor any Lender shall incur any liability to Borrower for treating a request that meets the express requirements of Section 0 or 0 as a request for the issuance of a Letter of Credit or an Advance, if Administrative Agent believes in good faith that the Person making the request is a Borrowing Officer. Neither Administrative Agent nor any Lender shall incur any liability to Borrower for failing to treat any such request as a request for an Advance or the issuance of a Letter of Credit, if Administrative Agent believes in good faith that the Person making the request is not a Borrowing Officer.


Security; Guaranties. As security for the payment and performance of the Loan Obligations, Borrower shall on the Execution Date and from time to time thereafter execute and deliver, or cause to be executed and delivered, to Administrative Agent such security agreements, mortgages and other security documents as they relate to the Collateral as reasonably requested by Administrative Agent from time to time, including the following documents, each in form and substance satisfactory to Administrative Agent and the Required
Lenders:

Landlord Consents. With respect to any real property leased by Borrower or any other Covered Person upon which Inventory or other material amounts of Collateral are located, whether on, prior to or after the Effective Date, Borrower shall cause to be delivered to Administrative Agent such landlord consents and nondisturbance and attornment agreements as Administrative Agent shall reasonably request.

Security Agreements. Security agreements granting to Administrative Agent for the benefit of Lenders a first priority Security Interest under the UCC in all of the Goods, Equipment, Accounts, Inventory, Instruments, Documents, Chattel Paper, General Intangibles and other personal property of Borrower and any Covered Person, whether currently owned or hereafter acquired, and all proceeds thereof, subject only to Permitted Security Interests affecting such property.

Pledge Agreements.

         Stock pledge agreements and membership pledge agreements granting to Administrative Agent for the benefit of Lenders a first priority Security Interest in all of the capital stock, membership interests, and other securities (and all options and warrants therefor) of every Subsidiary of every Borrower, now or hereafter issued and outstanding, and all proceeds thereof.

Collateral Assignments. Each of the following collateral assignments from Borrower or any other Covered Person, each subject to no other Security Interests except Permitted Security Interests affecting the item assigned:

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Account and Lockbox Assignments. Assignments assigning to Administrative Agent for the benefit of Lenders all of Borrower's or such other Covered Person's rights and interest in all Blocked Accounts and Lockboxes.

Intellectual Property Assignments. Assignments assigning to Administrative
                  Agent for the benefit of Lenders all of Borrower's or such other Covered Person's rights and interest in all Intellectual Property.

Acquisition Documents Assignment. Assignments assigning to Administrative Agent for the benefit of Lenders all of Borrower's or such other Covered Person's rights and interest in all Acquisition Documents for any Permitted Acquisition closing on or after the Effective Date.

         Notwithstanding the execution and delivery of the other Loan Documents set forth above, and in addition thereto, Borrower hereby expressly assigns and grants to Administrative Agent for the benefit of Lenders, a first priority Security Interest in any and all rights, title and interest that it may have in Blocked Accounts, Lockboxes, Intellectual Property and Acquisition Documents as security for payment and performance of the Loan Obligations.


Power of Attorney. Borrower hereby authorizes (and shall cause each other Covered Person to do the same) Administrative Agent and irrevocably appoints Administrative Agent (acting by any of its officers) as such Borrower's agent and attorney-in-fact (which appointment is coupled with an interest and is therefore irrevocable) to do any of the following until all of the Loan Obligations are fully and indefeasibly paid and satisfied in cash, there are no Letters of Credit outstanding and the Letter of Credit Exposure is irreversibly zero, and the Facilities are terminated:

At any time that an Event of Default has occurred and is continuing, (i) demand payment of any Account; (ii) enforce payment of any Account by legal proceedings or otherwise; (iii) exercise all of such Borrower's rights and remedies in proceedings brought to collect any Account; (iv) sell or assign any Account upon such terms, for such amount and at such time or times as Administrative Agent deems advisable; (v) settle, adjust, compromise, extend or renew any Account; (vi) discharge and release any Account; (vii) prepare, file and sign such Borrower's name on any proof of claim in bankruptcy or other similar documents against an Account Debtor; (viii) notify the postal authorities of any change of the address for delivery of such Borrower's mail to any address designated by Administrative Agent and open and process all mail addressed to such Borrower; (ix) endorse such Borrower's name on any verification of Accounts and notices thereof to Account Debtors; (x) make one or more Revolving Loan Advances or Floorplan Loan Advances to pay the costs and expenses of any of the foregoing; and (xi) do anything that Administrative Agent deems necessary in its reasonable discretion to assure that the Loan Obligations are fully and indefeasibly paid and satisfied in cash and that Borrower complies with each covenant and agreement contained herein and in the other Loan Documents.

At any time, (i) take control in any manner of any item of payment or proceeds of any Account and deposit the same in the Cash Collateral Account and apply the proceeds thereof to the Loan Obligations as provided herein;;
         (ii) have access to any lockbox or postal box into which such Borrower's mail is deposited to facilitate collection of Accounts and application of proceeds consistent herewith; (iii) endorse such Borrower's name upon any items of payment and deposit the same in the Cash Collateral Account and apply the proceeds thereof to the Loan Obligations as provided herein; (iv) endorse such Borrower's name upon any chattel paper, document, instrument, invoice, or similar document or agreement relating to any Account or other item of the Collateral necessary to effectuate collection of any Account related thereto; and

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

         (v) execute in such Borrower's name and on such Borrower's behalf or file any financing statement or amendments thereto, or such mortgages, deeds of trust or other security documents deemed necessary or appropriate by Administrative Agent to assure the perfection or continued perfection of Administrative Agent's Security Interests in the Collateral for the benefit of Lenders hereunder.

The foregoing power of attorney and authorization shall be deemed irrevocable, but shall be automatically revoked upon the full and indefeasible payment in cash of all of the Loan Obligations, the expiration or termination of all Letters of Credit and reduction of the Letter of Credit Exposure to zero, and the termination of the Facilities.


Conditions of Lending.
----------------------
Conditions to Initial Advance. Without in any manner limiting the Lenders' and Administrative Agent's discretion hereunder, Lenders will have no obligation to fund the initial Revolving Loan Advance or the initial Floorplan Loan Advance unless:

Listed Documents and Other Items. Administrative Agent shall have received on or before the Effective Date all of the documents and other items listed or described in Exhibit 0, with each being satisfactory to Lenders and (as applicable) duly executed and (also as applicable) sealed, attested, acknowledged, certified, or authenticated.

Financial Condition. Lenders shall have determined to their satisfaction that the financial statements of Borrower for the periods ended June 30, 2003 (the "Initial Financial Statements"), and the projections of Borrower's financial condition, results of operations, and cash flow statements of Borrower for the period ending as of June 30, 2004 as furnished to Administrative Agent and other information furnished to Administrative Agent by Borrower (i) for the periods ended on or before June 30, 2003, fairly and accurately reflect the business and financial condition of Borrower, its cash flows and the results of its operations for such periods in accordance with GAAP, and (ii) for the periods that will end after June 30, 2003, fairly and accurately forecast the business and financial condition of Borrower, its cash flows, and the results of its operations for such periods in accordance with GAAP.

Default. No Event of Default Exists and no or Event of Default will occur as a result of such Advance being requested or made or the application of the proceeds thereof.

Perfection of Security Interests. Every Security Interest required to be granted by Borrower to Administrative Agent under Section 0 shall have been perfected and shall be, except for Permitted Security Interests, or as otherwise satisfactory to Lenders, a first priority Security Interest.

Representations and Warranties. The Representations and Warranties shall be true and correct.

Material Adverse Change. Since June 30, 2003, there shall not have been any change which has or is reasonably likely to have a Material Adverse Effect.

Payment of Fees. Borrower shall have paid and reimbursed to Administrative Agent and the Lenders all fees, costs and expenses that are payable or reimbursable to Administrative Agent and the Lenders hereunder on or before the Effective Date.

Other Items. Administrative Agent shall have received such other consents, approvals, opinions, certificates, documents or information as it reasonably deems necessary or shall have issued an Approval as necessary.

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

No Material Proceedings. No Material Proceedings are pending or, to the best knowledge of Borrower, threatened, against Borrower or any Covered Person.

Conditions to Subsequent Advances. Without in any manner limiting the Lenders' and Administrative Agent's discretion hereunder, Lenders will have no obligation to fund any Advance after the initial Revolving Loan Advance, and the initial Floorplan Loan Advance, unless:

General Conditions. All of the conditions to the initial Advances in Section 0
                  (except the condition in Sections 0, 0, 0, 0, and 0 shall have been and shall remain satisfied).

Representations and Warranties. The Representations and Warranties are then true and correct, and as of the time of such Advance will be true and correct.

Approvals. With regards to a Floorplan Loan Advance or Interim Floorplan Loan
                  Advance, an Approval has been issued by Administrative Agent.

Default. No Event of Default has occurred and is continuing and no Default or
                  Event of Default will occur as a result of such Advance being requested or made or the application of the proceeds thereof.

No Material Proceedings. No Material Proceedings are pending or, to the best knowledge of Borrower, threatened, against Borrower or any Covered Person.

Material Adverse Change. Since the date of the Financial Statements for the most recent month end delivered to Administrative Agent in accordance with Section 0, there shall not have been any change which at the time of the requested Advance, has or is reasonably likely to have a Material Adverse Effect.

Conditions to Issuance of Letters of Credit. As conditions precedent to the issuance of any Letter of Credit:

Letter of Credit Application/Reimbursement Agreement. Borrower shall have executed and delivered to Letter of Credit Issuer a letter of credit application/reimbursement agreement satisfactory to Letter of Credit Issuer and Administrative Agent under which Borrower further evidences its obligation to reimburse to Letter of Credit Issuer on demand the amount of each draw on such Letter of Credit as provided in Section 0, together with interest from the date of the draw at the rate provided in
                  Section 0 and (without duplication) all reasonable expenses incurred by Letter of Credit Issuer in connection with such Letter of Credit.

No Prohibitions. No order, judgment or decree of any Governmental Authority shall exist which purports by its terms to enjoin or restrain Letter of Credit Issuer or any other Lender from issuing such Letter of Credit, and no Law or request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over Letter of Credit Issuer or any other Lender shall exist which prohibits, or requests that Letter of Credit Issuer or any other Lender refrain from, the issuance of letters of credit generally or such Letter of Credit in particular, or imposes upon Letter of Credit Issuer or any other Lender with respect to such Letter of Credit any restriction or reserve or capital requirement (for which Letter of Credit Issuer or any other Lender is not otherwise compensable by Borrower hereunder).

Representations and Warranties. The Representations and Warranties are then true and correct, and as of the time of the issuance of such Letter of Credit will be true and correct.

No Material Proceedings. No Material Proceedings are pending or, to the best knowledge of Borrower, threatened, against Borrower or any Covered Person.

No Default. No Event of Default and no Default has occurred and is continuing or
                  Event of Default is reasonably likely to occur as a result of such Letter of Credit being issued or a draw thereon being made or paid.

Other Conditions. All of the conditions to the initial Advances in Section 0
                  (except the conditions in Sections 0, 0, 0 and 0 and 0) and the condition in Section 0 shall have been and shall remain satisfied.


Representations and Warranties. Except as otherwise described in the Disclosure Schedule attached hereto as Exhibit 0, Borrower represents and warrants to Administrative Agent, Lenders and Letter of Credit Issuer, at all times while any of the Loan Obligations are outstanding and until such time as the Facilities are terminated, as follows:

Organization and Existence. Each Covered Person is duly organized and existing in good standing under the Laws of the State of its organization and is duly qualified to do business and is in good standing in every State where the nature or extent of its business or properties require it to be qualified to do business, except where the failure to so qualify will not have a Material Adverse Effect. Each Covered Person has the power and authority to own its properties and carry on its business as now being conducted. With respect to each Covered Person, the following information is accurately and completely set forth on section 0 of the Disclosure Schedule: (i) the full and exact legal name of each Covered Person, (ii) State of organization/ formation of such Covered Person,
         (iii) the tax identification number (FEIN) of each Covered Person, and
         (iv) the charter number (if available) of each Covered Person.

Authorization. Each Covered Person is duly authorized to execute and perform every Loan Document to which such Covered Person is a party, and Borrower is duly authorized to borrow hereunder, and this Agreement and the other Loan Documents have been duly authorized by all requisite corporate action (or in the case of Covered Persons which are not corporations, other organizational action) of each Covered Person. No consent, approval or authorization of, or declaration or filing with, any Governmental Authority, and no consent of any other Person, is required in connection with any Covered Person's execution, delivery or performance of this Agreement and the other Loan Documents to which it is a party, except for those already duly obtained.

Due Execution. Every Loan Document to which a Covered Person is a party has been executed on behalf of such Covered Person by a Person duly authorized to do so.

Enforceability of Obligations. Each of the Loan Documents to which a Covered
         Person is a party constitutes the legal, valid and binding obligation of such Covered Person, enforceable against such Covered Person in accordance with its terms, except to the extent that the enforceability thereof against such Covered Person may be limited by bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting creditors' rights generally or by equitable principles of general application.

Burdensome Obligations. No Covered Person is a party to or bound by any Contract or is subject to any provision in the Charter Documents of such Covered Person which would, if performed by such Covered Person, result in a Default or Event of Default either immediately or upon the elapsing of time.

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

Legal Restraints. The execution and performance of any Loan Document by a Covered Person does not and will not violate or constitute a default under the Charter Documents of such Covered Person, any Material Agreement of such Covered Person, or any Material Law, and does not and will not, except as expressly contemplated or permitted in this Agreement, result in any Security Interest being imposed on any of such Covered Person's property. All Material Agreements in existence as of the Effective Date are listed on section 0 to the Disclosure Schedule.

Labor Contracts and Disputes. As of the Effective Date, there is no collective bargaining agreement or other labor contract covering employees of a Covered Person, and to Borrower's knowledge, no union or other labor organization is seeking to organize, or to be recognized as, a collective bargaining unit of employees of a Covered Person. There is no pending or, to Borrower's knowledge, threatened, strike, work stoppage or other material labor dispute against or affecting any Covered Person or its employees, which has or would reasonably likely to have a Material Adverse Effect.

No Material Proceedings. As of the Effective Date, and except as set forth on section 0 to the Disclosure Schedule, there is no litigation, investigation or other proceeding by or before any Governmental Authority pending or, to the best knowledge of Borrower, threatened (i) which involves any of the Loan Documents or any of the transactions contemplated thereby, or involves a Covered Person as a party or any property of Covered Person, (ii) in which there has been issued an injunction, writ, temporary restraining order or any other order of any nature which purports to restrain or enjoin the making of any Advance, the consummation of any other transaction contemplated by the Loan Documents, or the enforceability of any provision of any of the Loan Documents, (iii) which involves the actual or alleged breach or violation by a Covered Person of, or default by a Covered Person under, any Contract to which Borrower or any Covered Person is a party or by which any such Borrower or any other Covered Person is bound, or (iv) which involves the actual or alleged violation by a Covered Person or any Guarantor of any separately enforceable provision of a Law.

Material Licenses. All Material Licenses have been obtained or exist for each Covered Person.

Compliance with Material Laws. Each Covered Person is in compliance with all Material Laws. Without limiting the generality of the foregoing:

General Compliance with Environmental Laws and Governmental Procurement
                  Regulations. The operations of every Covered Person comply with all applicable Environmental Laws and, as of the Effective Date, Governmental Authority procurement Laws, except where the failure to be in compliance would not reasonably be likely to have to a Material Adverse Effect.

Proceedings. None of the operations of any Covered Person are the subject of any judicial or administrative complaint, order or proceeding alleging the violation of any applicable Environmental Laws or, as of the Effective Date, Governmental Authority procurement Laws, which would reasonably be likely to give rise to a Material Adverse Effect.

Investigations. None of the operations of any Covered Person are the subject of investigation by any Governmental Authority regarding the improper transportation, storage, disposal, generation or release into the environment of any Hazardous Material or, as

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                  of the Effective Date, violation of any applicable
                  Governmental Authority procurement Law, the results of which have or are reasonably likely to have a Material Adverse Effect or reduce materially the value of the Collateral.

Notices and Reports Regarding Hazardous Materials. No notice or report under any
                  Environmental Law indicating a past or present spill or release into the environment of any Hazardous Material has been filed within the four years ending on the Execution Date, or as of the Effective Date is required to be filed, by any Covered Person.

Hazardous Materials on Real Property. No Covered Person has at any time, and to
                  Borrower's knowledge, no other Person has at any time during any Covered Person's occupancy of such real property, transported, stored, disposed of, generated or released any Hazardous Material on the surface, below the surface, or within the boundaries of any real property owned or operated by such Covered Person or any improvements thereon in violation of applicable Law which could reasonably be likely to have a Material Adverse Effect. No property of any Covered Person is subject to a Security Interest in favor of any Governmental Authority for any liability under any Environmental Law or damages arising from or costs incurred by such Governmental Authority in response to a spill or release of Hazardous Material into the environment.

Environmental Property Transfer Acts. No environmental property transfer acts are applicable to the transactions contemplated by this Agreement and each Covered Person has provided all notices and obtained all necessary environmental permit transfers and consents, if any, required in order to consummate the transactions contemplated by this Agreement or the Acquisition Documents, to perfect Administrative Agent's Security Interests for the benefit of Lenders and to operate such Covered Person's business as presently or proposed to be operated.

Other Names. Except for GTSI's former name "Government Technology Services,
         Inc." and as otherwise disclosed in writing to Administrative Agent from time to time with no less than thirty (30) days prior written notice to Administrative Agent (i) no Covered Person has used any name other than the full name which identifies such Covered Person in this Agreement, and (ii) the only trade name or style under which a Covered Person sells Inventory or creates Accounts, or to which instruments in payment of Accounts are made payable, is the name which identifies such Covered Person in this Agreement.

Prior Transactions. From June 30, 1998 to the Effective Date, and thereafter except as otherwise permitted hereunder, no Covered Person has been a party to any merger or consolidation, or acquired all or substantially all of the assets of any Person.

Capitalization. Borrower's authorized capital stock, partnership interests and membership interests and, as of the Effective Date, issued and outstanding capital stock, partnership interests and membership interests is as described in section 0 of the Disclosure Schedule, and all issued and outstanding shares, partnership interests and membership interests of each Covered Person are validly issued and outstanding, fully paid and non-assessable.

Solvency. Borrower and each Covered Person is Solvent prior to and after giving effect to, the making of each Advance and after giving effect to the contribution provisions of Section 0.

Projections. As of the Effective Date with respect to the projections of Borrower's financial condition, results of operations, and cash flow for the period through June 30, 2004 (a copy of which have been

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

         delivered to Administrative Agent), and thereafter with respect to the annual projections required to be delivered to Administrative Agent by Borrower pursuant to Section 0, represent when delivered hereunder Borrower's good faith best estimate of Borrower's future financial performance for the periods set forth therein, and (ii) such projections have been prepared on the basis of the assumptions set forth therein, which Borrower believes are fair and reasonable in light of current and reasonably foreseeable business conditions.

Financial Statements. The Financial Statements are complete and correct in all material respects, have been prepared in accordance with GAAP, and fairly reflect the financial condition, results of operations and cash flows of the Persons covered thereby as of the dates and for the periods stated therein subject to, in the case of Interim Financial Statements, the absence of footnotes and normal year-end adjustments.

No Change in Condition. From June 30, 2003 to the Effective Date there has been no change which has or is reasonably likely to have a Material Adverse Effect.

No Defaults. No Covered Person has breached or violated or has defaulted under any Material Agreement, or has defaulted with respect to any Material Obligation of such Covered Person which such breach or default has continued beyond any cure periods set forth in the applicable underlying agreements.

Investments. No Covered Person has any Investments in other Persons except existing Permitted Investments.

Indebtedness. No Covered Person has any Indebtedness except existing Permitted
         Indebtedness.

Indirect Obligations. No Covered Person has any Indirect Obligations except existing Permitted Indirect Obligations.

Encumbrances. None of the real property purported to be owned by a Covered
         Person is subject to any Encumbrances except Permitted Encumbrances.

Operating Leases. No Covered Person has an interest as lessee under any Operating Leases other than Operating Leases entered into in the ordinary course of business and on an arm's-length basis, which in the aggregate, do not have rental payments in excess of $5,000,000, for the preceding twelve-month period.

Capital Leases. No Covered Person has an interest as a lessee under any Capital
         Leases other than Capital Leases that constitute Permitted
         Indebtedness.

Other Creditor Indebtedness; Intercreditor Documents. As of the Effective Date, there is no breach or default with respect to the Other Creditor Indebtedness, thereafter there is no breach or default with respect to the Other Creditor Indebtedness that would be an Event of Default pursuant to Section 0 and the Other Creditor Indebtedness has been incurred in accordance with the terms and conditions of this Agreement.

Tax Liabilities; Governmental Charges. Each Covered Person has filed or caused to be filed all tax reports and returns required to be filed by it with any Governmental Authority, except where extensions have been properly obtained. Each Covered Person has paid or made adequate provision for payment of all Taxes of such Covered Person, except Taxes which are being diligently contested in good faith by appropriate proceedings and as to which such Covered Person has established adequate reserves in conformity with GAAP. No Security Interest for any such Taxes has been filed and no claims are being asserted with respect to any such Taxes which, if adversely determined, has or is reasonably likely to have a Material Adverse Effect. There are no material unresolved issues concerning any liability of a Covered Person for any Taxes which, if adversely determined, has or is reasonably likely to have a Material Adverse Effect.

Pension Benefit Plans. All Pension Benefit Plans maintained by each Covered
         Person or an ERISA Affiliate of such Covered Person qualify under Code
         Section 401 and are in compliance with the provisions of ERISA, except when the failure to comply has not or could not be reasonably likely to have a Material Adverse Effect. Except with respect to events or occurrences which do not have and are not reasonably likely to have a Material Adverse Effect:

Prohibited Transactions. None of such Pension Benefit Plans has participated in, engaged in or been a party to any non-exempt Prohibited Transaction as defined in ERISA or the Code, and no officer, director or employee of such Covered Person or of an ERISA Affiliate of such Covered Person has committed a breach of any of the responsibilities or obligations imposed upon fiduciaries by Title I of ERISA.

Claims. There are no claims, pending or threatened, involving any such Pension
                  Benefit Plan by a current or former employee (or beneficiary thereof) of such Covered Person or ERISA Affiliate of such Covered Person, nor is there any reasonable basis to anticipate any claims involving any such Pension Benefit Plan which would likely be successfully maintained against such Covered Person or such ERISA Affiliate.

Reporting and Disclosure Requirements. There are no violations of any reporting or disclosure requirements with respect to any such Pension Benefit Plan and none of such Pension Benefit Plans has violated any applicable Law, including ERISA and the Code.

Accumulated Funding Deficiency. No such Pension Benefit Plan has (i) incurred an accumulated funding deficiency (within the meaning of Code
                  Section 412(a)), whether or not waived; (ii) been a Pension Benefit Plan with respect to which a Reportable Event (to the extent that the reporting of such events to the PBGC within thirty days of the occurrence has not been waived) has occurred and is continuing; or (iii) been a Pension Benefit Plan with respect to which there exist conditions or events which have occurred that present a significant risk of termination of such Pension Benefit Plan by the PBGC.

Multi-employer Plan. All Multi-employer Plans to which any Covered Person contributes or is obligated to contribute are listed in
                  section 0 of the Disclosure Schedule. No Covered Person or ERISA Affiliate of such Covered Person has received notice that any such Multi-employer Plan is in reorganization or has been terminated within the meaning of Title IV of ERISA, and no such Multi-employer Plan is reasonably expected to be in reorganization or to be terminated within the meaning of Title IV of ERISA.

Welfare Benefit Plans. No Covered Person or ERISA Affiliate of any Covered
         Person maintains a Welfare Benefit Plan that has a liability which, if enforced or collected, has or is reasonably likely to have a Material Adverse Effect. Each Covered Person and each ERISA Affiliate of any Covered Person has complied in all respects with the applicable requirements of Code Section 4980B pertaining to continuation coverage as mandated by COBRA, except any failure that does not have or is reasonably likely not to have a Material Adverse Effect.

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

Retiree Benefits. No Covered Person or ERISA Affiliate of such Covered Person has an obligation to provide any Person with any medical, life insurance, or similar benefit following such Person's retirement or termination of employment (or to such Person's beneficiary subsequent to such Person's death) other than (i) such benefits provided to Persons at such Person's sole expense and (ii) obligations under COBRA.

Distributions. Except as permitted hereunder or disclosed in Section 0 of the Disclosure Schedule, no Distribution (as defined in Section 0) has on or after June 30, 2003 been declared, paid or made upon or in respect of any capital stock or other securities of Borrower.

Real Property. Except as otherwise permitted hereunder, including under Section
         0, Section 0 of the Disclosure Schedule contains a correct and complete list of (i) the street addresses and a general description of all real property owned by each Covered Person, and (ii) a list of all leases, subleases, and licenses of real property by each Covered Person, with such Covered Person identified for each as the lessee, sublessee, licensee, lessor, sublessor, or licensor, as is the case, together with the street addresses and a general description of the real property involved and the names and addresses of the other parties to such leases, subleases, and licenses. Each of such leases, subleases, and licenses is valid and enforceable in accordance with its terms and is in full force and effect, and no default by such Covered Person, or to Borrower's knowledge, any other party to any such lease, sublease, or license exists which will or is reasonably likely to result in a Material Adverse Effect.

State of Collateral and other Property. Each Covered Person has good and marketable or merchantable title to all real and personal property purported to be owned by it or reflected in the Financial Statements, except for real or personal property sold or leased after June 30, 2003 as permitted by and in accordance with the terms of the Loan Documents. There are no Security Interests on any of the property purported to be owned by any Covered Person, including the Collateral, except Permitted Security Interests. Without limiting the generality of the foregoing:

Accounts. With respect to each Account scheduled, listed or referred to in reports submitted by any Covered Person to Administrative Agent pursuant to the Loan Documents, except as disclosed therein or with respect to Accounts of not more than $100,000 in the aggregate: (i) the Account arose from a bona fide transaction completed in accordance with the terms of any documents governing such transaction; (ii) the Account is not evidenced by a judgment and there is no material dispute respecting it; (iii) the amount of the Account as shown on the applicable Covered Person's books and records and all invoices and statements which may be delivered to Administrative Agent with respect thereto are owing to the applicable Covered Person and are not in any way contingent; (iv) there are no known set-offs, counterclaims or disputes existing or asserted with respect to the Account and the applicable Covered Person has not made any agreement with any Account Debtor for any deduction therefrom except a discount or allowance allowed by the applicable Covered Person in the ordinary course of its business for prompt payment; (v) there are no facts, events or occurrences which in any way materially impair the validity or enforcement of the Account or materially reduce the amount payable thereunder as shown on the applicable Covered Person's books and records and all invoices and statements delivered to Administrative Agent with respect thereto; (vi) the Account is assignable; (vii) the Account arose in the ordinary course of the applicable Covered Person's business; (viii) to such Covered Person's knowledge, the Account Debtor with respect to the Account has the capacity to contract; (ix) the services furnished, goods sold or goods leased giving rise to the Account are not subject to any Security Interest except the

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                  perfected Security Interest granted to Administrative Agent hereunder for the benefit of Lenders and Permitted Security Interests; (x) there are no proceedings or actions which are pending or, to Borrower's knowledge, threatened against the Account Debtor with respect to the Account; and (xi) no payments have been or will be made on the Account except payments promptly delivered to the Blocked Accounts at the financial institutions as provided in this Agreement.

Inventory. With respect to Inventory of Borrower: (i) such Inventory (except for
                  Inventory in transit or in the possession of such Covered Person's customers) is located at one or another of the premises listed in section 0 of the Disclosure Schedule as being a location of such Borrower's Inventory; (ii) the applicable Covered Person has good and merchantable title to such Inventory or a good and valid leasehold interest as lessee to such Inventory, subject to no Security Interest whatsoever except for the perfected Security Interest granted to Administrative Agent hereunder for the benefit of Lenders and Permitted Security Interests; (iii) such Inventory is of good and merchantable quality, free from any known material defects; (iv) Borrower now keeps and will keep correct and accurate records itemizing and describing the kind, type, quality and quantity of Inventory, Borrower's cost therefor and the selling price thereof or the rental/lease rate thereof, the daily withdrawals therefrom and the additions thereto; (v) except as may be permitted by Section 13.12.2, Inventory that is not rented or leased will not be stored with a bailee, repairman, warehouseman or similar party without Administrative Agent's prior written consent, and if Administrative Agent consents (which such consent shall not be unreasonably withheld or delayed), Borrower will, concurrently with delivery to such party, cause any such party to issue and deliver to Administrative Agent, in form acceptable to Administrative Agent, warehouse receipts, in Administrative Agent's name evidencing the storage of such Inventory, and waivers of warehouseman's liens in favor of Administrative Agent; (vi) Borrower will timely pay or cause to be timely paid all taxes, rents, business taxes, and other charges relating to the premises where the Inventory is located which Borrower is contractually or legally obligated to pay except those amounts which Borrower is diligently contesting in good faith by appropriate proceedings provided Borrower has established adequate reserves therefor in accordance with GAAP and no Event of Default has occurred and is continuing or no Event of Default would reasonably be likely to occur as a result thereof; (vii) except as may be permitted in Section 13.12.2, a landlord consent of the type described in Section 8.1, satisfactory to Administrative Agent, has been obtained for each location in which Borrower keeps Inventory; and
                  (viii) the sale, lease or other disposition of such Inventory by Administrative Agent or Lenders following an Event of Default shall not require the consent of any Person and shall not constitute a breach or default under any contract or agreement to which any Covered Person is a party or to which the Inventory is subject.

Equipment. With respect to each Covered Person's owned equipment: (i) such
                  Covered Person has good and marketable title thereto; (ii) none of such equipment is subject to any Security Interests except for the perfected Security Interest granted to Administrative Agent for the benefit of Lenders and Permitted Security Interests; (iii) such equipment (except as otherwise permitted hereunder and for equipment in transit) is located at one or another of the premises listed on Section 0 of the Disclosure Schedule as a location of such Covered Person's equipment. With respect to such Covered Person's equipment such equipment is of good and merchantable quality, free from any material defects, ordinary wear and tear and damage by acts of God excepted.

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Intellectual Property. With respect to the Intellectual Property of the Covered
                  Persons: (i) section 0 of the Disclosure Schedule contains a complete and correct list of all of each Covered Person's Intellectual Property, (ii) the Covered Person listed on the Disclosure Schedule as the owner thereof owns all right, title and interest in, under and to such Intellectual Property, subject to no licenses or any interest therein or other agreements relating thereto, except for the Intellectual Property Assignments; (iii) none of such Intellectual Property is subject to any pending or, to such Covered Person's knowledge, threatened challenge; (iv) to the knowledge of such Covered Person, such Covered Person has not committed any patent, trademark, trade name, service mark or copyright infringement, and the present conduct of such Covered Person's business does not infringe any patents, trademarks, trade name rights, service marks, copyrights, publication rights, trade secrets or other proprietary rights of any Person; and (v) there are no claims or demands of any Person pertaining to, or any proceedings which are pending or, to the knowledge of such Covered Person, threatened, which challenge such Covered Person's rights in respect of any proprietary or confidential information or trade secrets used in the conduct of such Covered Person's business which are reasonably likely to have a Material Adverse Effect.

Documents, Instruments and Chattel Paper. All documents, instruments and chattel paper describing, evidencing or constituting Collateral, and all signatures and endorsements thereon by a Covered Person are complete, valid, and genuine, and all goods evidenced by such documents, instruments and chattel paper are owned by a Covered Person free and clear of all Security Interests other than Security Interests granted to Administrative Agent hereunder for the benefit of Lenders and Permitted Security Interests.

Chief Place of Business; Locations of Collateral.  As of the Execution Date,

the chief executive office and principal place of business of each Covered
                  Person is identified in section 0 of the Disclosure Schedule and the location of the books and records of each Covered Person, and all of such Covered Person's chattel paper and all records of Accounts, are located only at the places listed and so identified in section 0 of the Disclosure Schedule;

the States in which any Covered Person is qualified to conduct its business and the respective counties within such States and the Canadian Provinces and other foreign jurisdictions in which any Covered Person conducts its business are listed and so identified in section 0 of the Disclosure Schedule; and

all of the Inventory is located at the locations listed in section 0 of the
                  Disclosure Schedule; all office furniture and equipment is located at the locations listed in section 0 of the Disclosure Schedule.

[Intentionally Omitted].

No Negative Pledges. Except as set forth in section 0 of the Disclosure Schedule and for the Loan Documents and Intercreditor Agreements, no Covered Person is a party to or bound by any Contract which prohibits the creation or existence of any Security Interest upon or assignment or conveyance of any of the Collateral (regardless of type or nature) of any Covered Person.

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Security Documents.

Security Agreements. Each Security Agreement is effective to grant to
                  Administrative Agent for the pro-rata benefit of Lenders an enforceable Security Interest in the Personal Property Collateral described therein. Upon appropriate filing (as to all Personal Property Collateral in which a Security Interest may be perfected under the applicable State's UCC by filing a financing statement or statements) or Administrative Agent's taking possession (as to items of the Personal Property Collateral of which a secured party must take possession to perfect a Security Interest under the applicable State's UCC) or Administrative Agent's taking control (as to the items of the Personal Property Collateral of which a secured party must take control to perfect a Security Interest under the applicable State's UCC), Administrative Agent will have a fully perfected Security Interest in the Personal Property Collateral described in each Security Agreement, subject only to Permitted Security Interests affecting such Personal Property Collateral.

Collateral Assignments.

Blocked Account Agreements. The Blocked Account Agreements are effective to grant to Administrative Agent for the benefit of Lenders an enforceable first priority Security Interest in the Blocked Accounts.

Intellectual Property Assignments. Each Intellectual Property Assignment is
                           effective to grant to Administrative Agent for the benefit of Lenders an enforceable first priority Security Interest in all the Intellectual Property described therein, subject only to Permitted Security Interests affecting such Intellectual Property.

Acquisition Documents Assignment. Each Acquisition Documents Assignment, if any,
                           is effective to grant to Administrative Agent for the benefit of Lenders an enforceable first priority Security Interest in and lien on all of Borrower's rights, remedies, claims and interests under the Acquisition Documents covered thereby.

Pledge Agreement. Each Pledge Agreement is effective to grant to Administrative
                           Agent for the benefit of Lenders an enforceable first priority Security Interest in all the stock, membership interests, and other securities described therein.

S Corporation. There is no election for any Covered Person in effect under Code
         Section 1362(a) to be treated as an S Corporation as defined in Code
         Section 1361(a).

Subsidiaries and Affiliates. As of the Effective Date, Borrower has no
         Subsidiaries and has no Affiliates who are not individuals, except those Persons listed in section 0 of the Disclosure Schedule.

Bank Accounts and Lockboxes. No Covered Person has any bank account or lockbox other than the bank accounts and Lockboxes allowed or required hereunder. All bank accounts maintained by any Covered Person with any bank or other financial institution are described in section 0 of the Disclosure Schedule.

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Margin Stock. No Covered Person is engaged or will engage, principally or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U), and no part of the proceeds of any Advance will be used by any Covered Person to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock or for any purpose which violates, or which would be inconsistent with, the provisions of Regulation U. None of the transactions contemplated by any of the Loan Documents or any of the Acquisition Documents will violate Regulations T, U or X.

Tax Matters. Borrower does not intend to treat the Loans or Letters of Credit and related transactions as being a "reportable transaction" (within the meaning of Treasury Regulation Section 1.6011-4).

Investment Company Act, Etc. No Covered Person is an investment company registered or required to be registered under the Investment Company Act of 1940, or a company controlled (within the meaning of such Investment Company Act) by such an investment company or an affiliated person of, or promoter or principal underwriter for, an investment company, as such terms are defined in the Investment Company Act of 1940. No Covered Person is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act or any other Law limiting or regulating its ability to incur Indebtedness for money borrowed.

No Material Misstatements or Omissions. Neither the Loan Documents, any of the
         Financial Statements nor any statement, list, certificate or other information furnished or to be furnished by Borrower or any other Covered Person to Administrative Agent or Lenders in connection with the Loan Documents or any of the transactions contemplated thereby contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements therein not misleading. Borrower has disclosed to Administrative Agent and Lenders everything regarding the business, operations, property, financial condition, and the prospective operations, financial condition or assets of itself and every Covered Person that has or is reasonably likely to have a Material Adverse Effect.

Filings. All registration statements, reports, proxy statements and other documents, if any, required to be filed by Borrower with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, have been filed, and such filings, when made, shall be complete and accurate in all material respects and contain no untrue statements of material fact or omit to state any material facts required to be stated therein or necessary in order to make the statements therein not misleading.

Broker's Fees. No broker or finder is entitled to compensation for services rendered with respect to the transactions contemplated by this Agreement.

Eligibility of Collateral. Each Account which Borrower, expressly or by implication, requests Administrative Agent to classify as an Eligible Account will, as of the time when such request is made, conform in all respects to the requirements of such classification set forth in the definition of Eligible Accounts herein.

Loans to Shareholders. As of the Effective Date, there are no outstanding loans, advances that have been made or commitments to make loans or advances to any shareholder of any Borrower by any Borrower, nor has any shareholder of any Borrower incurred any Indebtedness to any Borrower.

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Lease Transaction Accounting. Section 0 of the Disclosure Schedule contains a true and correct description of the accounting methodology applied by Borrower and any other Covered Person in the preparation of their respective Financial Statements with respect to all transactions in which Inventory is leased or rented to a Person, including the treatment of transactions in which Borrower or a Covered Person has sold or assigned to a third Person any leases between it and any Governmental Authority or other Person pursuant to which such Borrower or Covered Person will act as a servicer, collection agent or otherwise in any manner remit or turn over any amounts to any third Person under such leases that have been sold or assigned ("Lease Servicing").


Modification and Survival of Representations. Borrower may, at any time, after the initial Advances are made, propose to Lenders in writing to modify the Representations and Warranties in Section 0, and any other Representation or Warranty made in any certificate, report, opinion or other document delivered by Borrower pursuant to the Loan Documents. If the proposed modifications are satisfactory to the Required Lenders as evidenced by their written assent thereto, such Representations and Warranties shall be deemed and treated as so modified. If such proposed modifications are not satisfactory to the Required Lenders, such proposed modifications shall not be deemed or treated as modifying such Representations and Warranties. All Representations and Warranties, as made or deemed made as of a particular time, shall survive execution of each of the Loan Documents and the making of every Advance, and until all of the Loan Obligations are fully and indefeasibly paid in cash, no Letters of Credit are outstanding and the Letter of Credit Exposure is irreversibly zero and the Facilities are terminated. All Representations and Warranties may be relied upon by Administrative Agent and Lenders as being true and correct as of the date when made or deemed made giving effect to the Exceptions. Notwithstanding anything in this Agreement or the other Loan Documents to the contrary, for all purposes of this Agreement and the other Loan Documents, any reference to the Representations and Warranties shall be deemed to mean such Representations and Warranties giving effect to (i) such modifications to the Representations and Warranties assented to in writing by Administrative Agent or the Required Lenders as contemplated or permitted by this Agreement and (ii) for those Representations and Warranties that address matters only as of a particular date they shall be true and correct as of such date.

Affirmative Covenants. Borrower covenants and agrees that, until all of the Loan Obligations are fully and indefeasibly paid in cash no, Letters of Credit are outstanding and the Letter of Credit Exposure is irreversibly zero and the Facilities are terminated, Borrower shall do, and Borrower shall cause each other Borrower and each other Covered Person to do, the following:

Use of Proceeds. The proceeds of Swingline Advances, Interim Floorplan Loan
         Advances, the initial and subsequent Floorplan Loan Advances and the initial and subsequent Revolving Loan Advances shall be used solely to repay the existing Indebtedness of GTSI to GECDF and such other Indebtedness as is listed on Exhibit 0, to fund working capital, purchase Inventory, and for general corporate purposes.

Corporate Existence. Each Covered Person shall maintain its existence in good standing and shall maintain in good standing its right to transact business in those states in which it is now or hereafter doing business, except where the failure to so qualify will not have and will not be reasonably likely to have a Material Adverse Effect. Each Covered Person shall obtain and maintain all Material Licenses for such Covered Person.

Maintenance of Property and Leases. Each Covered Person shall maintain in good condition and working order (ordinary wear and tear and damage by acts of God excepted), and repair and replace as required, all buildings, equipment, machinery, fixtures, Inventory, and other real and personal property owned or leased by such Covered Person whose useful economic

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         life has not elapsed and which is necessary for the ordinary conduct of the business of such Covered Person, except where failure to do so does not have or reasonably will likely not have a Material Adverse Effect. Each Covered Person shall maintain in good standing and free of defaults all of its leases of buildings, equipment, machinery, fixtures, Inventory, and other real and personal property whose useful economic life has not elapsed and which is necessary for the ordinary conduct of the business of such Covered Person, except where the failure to be in good standing or free of default would not reasonably be likely to give rise to a Material Adverse Effect. No Covered Person shall permit any of its equipment, Inventory, or other property to become a fixture to real property or an accession to other personal property unless Administrative Agent has a valid, perfected and first priority Security Interest for the benefit of Lenders in such real or personal property.

Inventory. Each Covered Person shall keep its Inventory and Equipment, taken as a whole, in good and merchantable condition (subject to ordinary wear and tear) at its own expense and shall hold such Inventory for sale or lease, or to be furnished in connection with the rendition of services, in the ordinary course of such Covered Person's business, on terms which do not include bill-and-hold, guarantied sale, sale and return, sale on approval, consignment or similar repurchase or return terms, except for sales to Governmental Authorities involving, in the Covered Person's ordinary course of business, bill-and-hold terms and return terms described in Section 0, or as otherwise permitted herein.

Insurance. Each Covered Person shall at all times keep insured or cause to be kept insured, in insurance companies having a rating of at least "A-" by Best's Rating Service, all property owned by it of a character usually insured by others carrying on businesses similar to that of such Covered Person in such manner and to such extent and covering such risks as such properties are usually insured. Except for Inventory that is in-transit (which Inventory shall be insured adequately, consistent with past practices of Borrower, against Borrower's risk-of-loss while such Inventory is in-transit) and Inventory that has been drop-shipped at a customer location, at all times, all Inventory shall be insured for full replacement value. Each Covered Person shall timely pay all premiums for such insurance. Each Covered Person shall at all times carry insurance, in insurance companies having a rating of at least "A-" by Best's Rating Service, against liability on account of damage to persons or property (including product liability insurance and insurance required under all Laws pertaining to workers' compensation) and covering all other liabilities common to such Covered Person's business, in such manner and to such extent as such coverage is usually carried by others conducting businesses similar to that of such Covered Person. At all times, Borrower shall maintain replacement value insurance for all Collateral on any ocean, waterway, interstate, highway, or other public way. All policies of liability insurance maintained hereunder shall name Administrative Agent as an additional insured for the benefit of Lenders; all policies of property insurance maintained hereunder with respect to the Collateral shall reflect Administrative Agent's interest therein as a loss payee on an Acord #27 form for the benefit of Lenders. Administrative Agent is authorized, but not obligated, as the attorney-in-fact for Borrower, and every other Covered Person and for the benefit of Lenders, (i) prior to the occurrence and during the continuance of an Event of Default, with Borrower's consent (which consent shall not be unreasonably withheld), and during the continuance of an Event of Default, without Borrower's or any other Covered Person's consent, to adjust and compromise proceeds payable under such policies of insurance, (ii) to collect, receive and give receipts for such proceeds in the name of Borrower or any other Covered Person, Administrative Agent and Lenders, and (iii) to endorse Borrower or any other Covered Person's name upon any instrument in payment thereof. Such power granted to Administrative Agent shall be deemed coupled with an interest and shall be irrevocable (until all of the Loan Obligations are fully and indefeasibly paid in cash and the Facilities have terminated) as set forth in Section 0. All

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         policies of insurance maintained hereunder shall contain a clause providing that such policies may not be canceled, reduced in coverage or otherwise modified without 30 days' prior written notice to Administrative Agent. Borrower and Administrative Agent acknowledge that the intent of this provision is to provide continuous and adequate insurance coverage against loss of the Collateral while any Loan Obligations are outstanding and to obtain such insurance company's agreement to notify Administrative Agent of any actions which threaten such coverage. Provided that Administrative Agent receives evidence that its interests in the Collateral are adequately protected as required herein, Administrative Agent shall use commercially reasonable efforts to review and respond promptly to the reasonable requests of Borrower with respect to modifications it desires to make in its insurance coverage. Borrower shall or shall cause any other Covered Person upon request of Administrative Agent at any time to furnish to Administrative Agent updated evidence of insurance (in the form required as a condition to Administrative Agent's lending hereunder) for such insurance.

Payment of Taxes and Other Obligations. Each Covered Person shall promptly pay and discharge or cause to be paid and discharged, as and when due, any and all income taxes, federal or otherwise, lawfully assessed and imposed upon it, and any and all lawful taxes, rates, levies, and assessments whatsoever upon its properties and every part thereof, or upon the income or profits therefrom and all claims of materialmen, mechanics, carriers, warehousemen, landlords and other like Persons for labor, materials, supplies, storage or other items or services which if unpaid might be or become a Security Interest or charge upon any of its property; provided, however, that a Covered Person may diligently contest in good faith by appropriate proceedings the validity of any such taxes, rates, levies, or assessments and claims, provided such Covered Person has established adequate reserves therefor in conformity with GAAP on the books of such Covered Person, and no Security Interest, other than a Permitted Security Interest, results from such non-payment.

Compliance With Laws. Each Covered Person shall comply with all Material Laws.
         Without limiting the generality of the foregoing:

Environmental Laws. Each Covered Person shall comply and shall use commercially reasonable efforts to ensure compliance by all of its tenants, subtenants and other occupants, if any, with all Environmental Laws, any of which if not so complied with will or is reasonably likely to have a Material Adverse Effect.

Pension Benefit Plans. Each Covered Person and each ERISA Affiliate of such
                  Covered Person shall at all times make prompt payments or contributions to meet the minimum funding standards under ERISA and the Code with respect to any Pension Benefit Plan maintained by such Covered Person or such ERISA Affiliate, and shall comply with all reporting and disclosure requirements and all provisions of the Code and ERISA applicable to any Pension Benefit Plan maintained by such Covered Person or such ERISA Affiliate.

Governmental Authority Procurement Regulations. Borrower shall at all times comply and shall use commercially reasonable efforts to ensure compliance by each Covered Person with all Laws relating to Governmental Authority procurement, any of which if not so complied with will or is reasonably likely to have a Material Adverse Effect.

Discovery and Clean-up of Hazardous Material. Upon any Covered Person receiving notice of any violation of Environmental Laws or any similar notice described in Section 0, or upon any Covered Person otherwise discovering Hazardous Material on any property owned or leased by such Covered Person which is in violation of, or which would result in

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         liability under, any Environmental Law, the violation of which or which liability will or is reasonably likely to have a Material Adverse Effect, Borrower shall: (i) promptly take such acts as may be necessary to prevent danger or harm to the property or any Person therein as a result of such Hazardous Material; (ii) at the reasonable request of Administrative Agent, and at Borrower's sole cost and expense, obtain and deliver to Administrative Agent promptly, but in no event later than 90 days after such request, a then currently dated environmental assessment of the property certified to Administrative Agent and any future holder of the Loan Obligations, a proposed plan for responding to any environmental problems described in such assessment, and an estimate of the costs thereof; and (iii) take all necessary steps to initiate and expeditiously complete all removal, remedial, response, corrective and other action to eliminate any such environmental problems, and keep Administrative Agent informed of such actions and the results thereof.

Termination of Pension Benefit Plan. No Covered Person or ERISA Affiliate of such Covered Person shall terminate or amend any Pension Benefit Plan maintained by such Covered Person or such ERISA Affiliate if such termination or amendment would result in any liability to such Covered Person or such ERISA Affiliate under ERISA or any increase in current liability for the plan year for which such Covered Person or such ERISA Affiliate is required to provide security to such Pension Benefit Plan under the Code.

Notice to Administrative Agent and Lenders of Material Events. Borrower shall, promptly upon any Responsible Officer of Borrower obtaining knowledge or notice thereof, give notice to Administrative Agent and each Lender of (i) any breach of any of the covenants in Sections 0, 0, or 0; (ii) any Default or Event of Default; (iii) the commencement of any Material Proceeding; and (iv) any loss of or damage to any assets of a Covered Person or the commencement of any proceeding for the condemnation or other taking of any of the assets of a Covered Person, if such loss, damage or proceeding has or is reasonably likely to have a Material Adverse Effect, whether or not Insurance Proceeds are likely to be payable as a consequence of such loss, damage or proceeding. In addition,

Borrower shall furnish to Administrative Agent from time to time all information which Administrative Agent reasonably requests with respect to the status of any Material Proceeding.

Borrower shall furnish to Administrative Agent from time to time all information which Administrative Agent reasonably requests with respect to any Pension Benefit Plan established by a Covered Person or an ERISA Affiliate of any Covered Person.

Borrower shall deliver notice to Administrative Agent of the establishment of any Pension Benefit Plan by a Covered Person or an ERISA Affiliate of such Covered Person.

Borrower shall promptly inform Administrative Agent of its receipt of, and deliver to Administrative Agent a copy of, any (i) notice that any violation of any Environmental Law or Employment Law may have been committed or is about to be committed by any Covered Person that has or which would reasonably be likely to have a Material Adverse Effect, (ii) notice that any administrative or judicial complaint or order has been filed or is about to be filed against any Covered Person alleging violations of any Environmental Law or Employment Law or requiring such Covered Person to take any action in connection with the release of any Hazardous Material into the environment, which has or would reasonably be likely to have a Material Adverse Effect,
                  (iii) notice from a Governmental Authority or private party alleging that a Covered Person may be liable or responsible for costs associated with a response to or cleanup of a release of Hazardous Material into the environment or any

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                  damages caused thereby, which has or would reasonably be
                  likely to have a Material Adverse Effect, (iv) notice that a Covered Person is subject to federal, state or local investigation regarding the improper transportation, storage, disposal, generation or release into the environment of any Hazardous Material which has or would reasonably be expected to have a Material Adverse Effect, or (v) notice that any properties or assets of a Covered Person are subject to a Security Interest in favor of any Governmental Authority for any liability under any Environmental Law or damages arising from or costs incurred by such Governmental Authority in response to a release of Hazardous Material into the environment.

Borrower shall deliver to Administrative Agent notice of each of the following events promptly after they occur: (i) the failure of any Covered Person or ERISA Affiliate of such Covered Person to make any required installment or any other required payment to any Pension Benefit Plan in sufficient amount to comply with ERISA and the Code on or before the due date for such installment or payment; (ii) the occurrence of any Reportable Event, or a prohibited transaction or accumulated funding deficiency (as those terms are defined in ERISA), with respect to any Pension Benefit Plan maintained or contributed to by a Covered Person or an ERISA Affiliate of such Covered Person;
                  (iii) receipt by a Covered Person or ERISA Affiliate of such Covered Person of any notice from a Multi-employer Plan regarding the imposition of withdrawal liability; and (iv) receipt by a Covered Person or ERISA Affiliate of such Covered Person of any notice of the institution, or a Covered Person's expectancy of the institution, of any proceeding or receipt by such Covered Person or such ERISA Affiliate of any notice of the taking, or such Covered Person's or such ERISA Affiliate's expectancy of the taking, of any other action which may result in the termination of any Pension Benefit Plan maintained or contributed to by such Covered Person or such ERISA Affiliate, or the withdrawal or partial withdrawal by a Covered Person or ERISA Affiliate of such Covered Person from any Pension Benefit Plan, and the filing or receipt by a Covered Person or ERISA Affiliate of such Covered Person of any such notice and filing or receipt of all subsequent reports or notices under ERISA with or from the IRS, the PBGC, or the DOL relating to the same; and, in addition to such notice, deliver to Administrative Agent a certificate of a Responsible Officer of Borrower, setting forth details as to such events and the action that the affected Covered Person or ERISA Affiliate of such Covered Person proposes to take with respect thereto. For purposes of this Section, each Covered Person and any ERISA Affiliate of such Covered Person shall be deemed to know all facts known by the administrator of any Plan of which such Covered Person or such ERISA Affiliate is the plan sponsor.

Borrower shall promptly deliver to Administrative Agent notice of any default or event of default, or the occurrence of any event which would with the passage of time, giving of notice or otherwise, constitute a default or event of default with respect to any of the Permitted Indebtedness in excess of $500,000.

Borrower shall promptly deliver notice to Administrative Agent of the assertion by the holder of any Indebtedness of a Covered Person in the outstanding principal amount in the aggregate in excess of $500,000 that a default exists with respect thereto or that such Covered Person is not in compliance with the terms thereof, or of the threat or commencement by such holder of any enforcement action because of such asserted default or noncompliance.

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Borrower shall, promptly after becoming aware thereof, deliver notice to
                  Administrative Agent of any pending or threatened strike, work stoppage, or other material labor dispute affecting a Covered Person which would reasonably be likely to have a Material Adverse Effect.

Borrower shall promptly deliver notice to Administrative Agent of any change in the name, State of incorporation or organization or form of any Covered Person, or the trade names or styles under which a Covered Person will sell Inventory or create Accounts, or to which instruments in payment of Accounts may be made payable, at least 30 days prior to such change.

Borrower shall, promptly after becoming aware thereof, deliver notice to
                  Administrative Agent of any event that has or is reasonably likely to have a Material Adverse Effect.

Borrower shall, promptly after becoming aware thereof, deliver notice to
                  Administrative Agent of an actual or alleged violation of any Material Law applicable to a Covered Person or the property of a Covered Person.

Borrower shall notify Administrative Agent promptly in writing of any fact or condition of which Borrower is aware which adversely affects the value of the Collateral taken as a whole, including disclosing the amount of such loss or depreciation in value and disclosing any adverse fact or condition or the occurrence of any event which causes loss or depreciation in the value of the Collateral of more than $500,000 taken as a whole. Borrower shall provide such additional information to Administrative Agent regarding the amount of any loss or depreciation in value of the Collateral as Administrative Agent may request from time to time.

Borrower shall notify Administrative Agent promptly in writing of the acquisition or lease of any improved real estate upon which Inventory or material amounts of other Collateral will be located.

Borrower shall notify Administrative Agent promptly in writing of any pending unsatisfied request (oral or written) of a third Person that the Borrower repurchase Inventory under a repurchase agreement or similar arrangement, including the Textron Agreement.

Borrower shall keep on file with Administrative Agent at all times an appropriate instrument naming each Borrowing Officer.

Maintenance of Security Interests of Security Documents.

Preservation and Perfection of Security Interests. Borrower shall promptly, upon the reasonable request of Administrative Agent and at Borrower's expense, execute, acknowledge and deliver, or cause the execution, acknowledgment and delivery of, and thereafter file or record in the appropriate governmental office, any document or instrument supplementing or confirming the Security Documents or otherwise reasonably deemed necessary by Administrative Agent to create, preserve or perfect any Security Interest purported to be created by the Security Documents or to consummate fully the transactions contemplated by the Loan Documents. The foregoing actions by Borrower shall include, (i) filing financing or continuation statements, and amendments thereof, and executing such mortgages, deeds of trust, assignments or security agreements, in form and substance satisfactory to Administrative Agent; (ii) delivering to Administrative Agent the original certificates of title for motor vehicles, or applications therefor duly

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                  executed, with Administrative Agent's Security Interest for the benefit of Lenders properly shown thereon; (iii) delivering to Administrative Agent the originals of all instruments, documents and chattel paper, and all other Collateral of which Administrative Agent determines it should have physical possession in order to perfect and protect Administrative Agent's Security Interest for the benefit of Lenders therein, duly endorsed or assigned to Administrative Agent without restriction; (iv) delivering to Administrative Agent warehouse receipts covering any portion of the Collateral located in warehouses and for which warehouse receipts are issued; (v) upon the occurrence and during the continuance of an Event of Default, transferring Inventory to warehouses designated by Administrative Agent; (vi) delivering to Administrative Agent all letters of credit on which Borrower is named beneficiary; (vii) placing a durable notice of the existence of Administrative Agent's Security Interest for the benefit of Lenders, acceptable to Administrative Agent, upon such items of the Collateral as are designated by Administrative Agent; and (viii) placing a notice of the existence of Administrative Agent's Security Interest for the benefit of Lenders, acceptable to Administrative Agent, upon those writings evidencing the Collateral and the books and records of Borrower pertaining to the Collateral, as designated by Administrative Agent.

Collateral Held by Warehouseman, Bailee, etc. If any Inventory which is purchased by Borrower pursuant to the Aggregate Floorplan Loan Facility or Interim Floorplan Loan Facility with a value in excess of $500,000 per location, or $1,500,000 in the aggregate, is at any time in the possession or control of a warehouseman, bailee or any of Borrower's agents or processors (not including any lessee or other Person to whom Inventory is leased or rented in the ordinary course of such Covered Person's business), then Borrower shall notify Administrative Agent thereof and shall notify such Person of Administrative Agent's Security Interest for the benefit of Lenders in such Collateral and, upon Administrative Agent's request, instruct such Person to hold all such Collateral for Administrative Agent's account subject to Administrative Agent's instructions. Except with respect to Inventory held be Ichiban, Inc. as otherwise provided herein, if at any time any Inventory which is purchased by Borrower pursuant to the Aggregate Floorplan Loan Facility or Interim Floorplan Loan Facility with a value in excess of $500,000 for each location or $1,500,000 in the aggregate, is located on any premises that are not owned by Borrower (not including any lessee or other person to whom Inventory is leased or rented in the ordinary course of such Covered Person's business, or other locations where Borrower is not obligated to pay rent for up to 30 consecutive days) then Borrower shall obtain or cause to be obtained written waivers or consents, in form and substance satisfactory to Administrative Agent, of all present and future Security Interests to which the owner or lessor or any mortgagee of such premises may be entitled to assert against the Collateral.

Compliance With Terms of Security Documents. Each Covered Person shall comply with all of the terms, conditions and covenants in the Security Documents to which such Covered Person is a party.

Accounting System. Each Covered Person shall maintain a system of accounting established and administered in accordance with GAAP. Without limiting the generality of the foregoing:

Account Records. Each Covered Person shall maintain a record of Accounts at its principal place of business that itemizes each Account of such Covered Person and describe the names and addresses of the Account Debtors on such Accounts, all relevant invoice

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                  numbers, invoice dates, and shipping dates, and the due dates, collection histories, and aging of such Accounts.

Inventory Records. Each Covered Person shall maintain an inventory system satisfactory to Administrative Agent.

Tracing of Proceeds. Borrower shall maintain detailed and accurate accounting and records of proceeds of the Loans and transfers of proceeds of the Loans (i) received by it from the Lenders or Administrative Agent, (ii) transferred from it to any other Covered Person, and (iii) received by it from another Borrower. Borrower acknowledges that its ability to obtain the Loans hereunder is made possible by the fact that Borrowers are co-borrowers under this Agreement and the other Loan Documents, and are operated as one enterprise. Borrower agrees that (i) the business operations of Borrower and each other Covered Person are interrelated and complement one another, and such entities have a common business purpose and common management, and (ii) the proceeds of Advances hereunder will benefit Borrower, severally and jointly, regardless of which Borrower requests or receives part or all of any Advance. Not in any way in limitation of any other provisions set forth herein, such books and records may be reviewed and copied by Administrative Agent at Borrower's expense at reasonable intervals and upon reasonable notice given by Administrative Agent to Borrower.

Financial Statements. Borrower shall deliver to Administrative Agent and each
                  Lender:

Annual Financial Statements. Within 100 days after the close of each fiscal year of Borrower, year-end audited consolidated and consolidating financial statements of Borrower and its Subsidiaries, containing a balance sheet, income statement, statement of cash flows and an unqualified report by an independent certified public accounting firm selected by Borrower accompanied by (i) a Compliance Certificate of Borrower, (ii) the Management Letter and report on internal controls, if any, delivered by such independent certified public accounting firm in connection with their audit, and (iii) if requested by Administrative Agent, any summary prepared by such independent certified public accounting firm of the adjustments proposed by the members of its audit team.

Annual Projections. No later than the 30th day of each fiscal year of all
                  Borrowers, projected balance sheets and statements of income and expense for such fiscal year, on a consolidated basis, and with such other detail as Administrative Agent may reasonably require.

Monthly Financial Statements.

                  Within 30 days after the end of each fiscal month of Borrower, management-prepared unaudited financial statements of Borrower and every Subsidiary of a Borrower for the fiscal months not covered by the latest year-end financial statements, in each case containing a balance sheet, income statement, and unaudited consolidated financial statements of Borrower and its Subsidiaries, accompanied by a Compliance Certificate of Borrower.

         Each Compliance Certificate shall be in the form of Exhibit 0, shall contain detailed calculations of the financial measurements referred to in
Section 0 for the relevant periods, and shall contain statements by the signing authorized officer (either the president, any vice president or the chief financial officer) to the effect that, except as explained in reasonable detail

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in such Compliance Certificate, (i) the attached Financial Statements are complete and correct in all material respects (subject, in the case of Financial Statements other than annual, to normal year-end audit adjustments and with respect to Financial Statements other than annual, without footnote disclosures) and have been prepared in accordance with GAAP applied consistently throughout the periods covered thereby and with prior periods (except as disclosed therein), (ii) all of the Representations and Warranties are true and correct as of the date such certification is given as if made on such date, and (iii) no Event of Default has occurred and is continuing. If any Compliance Certificate delivered to Lenders discloses that a representation or warranty is not true and correct, or that an Event of Default has occurred and is continuing that has not been waived in writing by Required Lenders, such Compliance Certificate shall state what action Borrower has taken or proposes to take with respect thereto.

Other Financial Information. Borrower shall also deliver the following to Administrative Agent and to each Lender each in a form satisfactory to Administrative Agent:

Periodic Borrowing Base Certificates. On the Effective Date, the date of any
                  Advance and periodically thereafter, but not less often than seven (7) days from the date of the last Borrowing Base Certificate, each Business Day, a Borrowing Base Certificate completed and signed by the Chief Financial Officer or other Borrowing Officer. If an Event of Default exists, Borrower shall provide a Borrowing Base Certificate more often if so requested by Administrative Agent in its sole and absolute discretion. Each Borrowing Base Certificate shall substantially be in the form of Exhibit 0. With each Borrowing Base Certificate, Borrower shall notify Administrative Agent of any pending unsatisfied request of a third Person that Borrower repurchase Inventory under a repurchase agreement or similar arrangement, including the Textron Agreement, unless such notice was previously provided by Borrower to Administrative Agent pursuant to Section 0.

Daily Schedule of Deposits. On each Business Day, a schedule of all receipts and deposits received by Borrower (including all Lockbox receipts) on the preceding Business Day.

Weekly Summary Accounts Aging. Within two (2) Business Days following the end of each week, a Schedule of Accounts as of the end of the most recent week.

Semimonthly Sales Journal Report. Within three (3) days after the 15th of each month and the end of each month, a report listing each item of Inventory sold or leased by Borrower for such period.

Monthly Detailed Accounts Aging and Inventory Reports. Within ten (10) days after the end of each month, a Schedule of Accounts (including lease receivables, each presented on a summary and detailed basis), a Schedule of Inventory, and accounts payable aging as of month end.

Monthly Locations of Inventory Report. Within ten (10) days after the end of each fiscal month, a listing, by address of the locations of Inventory.

Monthly Cash Receipts Journal and Credit Memo Entries. Within ten (10) days after the end of each month, a report showing cash receipts on Accounts, cash receipts not on Accounts and summary of credit memo entries.

Semiannual Customer Address Listing. Within ten (10) days after the end of each
                  June and December, a listing, by customer, of such customer's address.

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Other Reports or Information Concerning Accounts or Inventory. Such other reports and information, in form and detail reasonably satisfactory to Administrative Agent, and documents as Administrative Agent may reasonably request from time to time concerning Accounts or Inventory including, to the extent requested by Administrative Agent, copies of all invoices, leases, bills of lading, shipping receipts, purchase orders, and warehouse receipts.

Tax Notifications. If Borrower determines to take any action inconsistent with its intention set forth in Section 0, it will promptly notify Administrative Agent thereof. If Borrower so notifies Administrative Agent, Borrower acknowledges that one or more of Administrative Agent and the Lenders may treat its Loans or its interest in Swingline Loans or Letters of Credit as part of a transaction that is subject to Treasury Regulation Section 301.6112-1, and Administrative Agent and such Lender or Lenders, as applicable, will maintain the lists and other records required by such Treasury Regulation. Promptly after Borrower has notified Administrative Agent of any intention by Borrower to treat Loans or Letters of Credit and related transactions as being a "reportable transaction" (within the meaning of Treasury Regulation
         Section 1.6011-4), Borrower will promptly provide a duly completed copy of IRS Form 8886 or any successor form.

Stockholder and SEC Reports. Promptly after their filing by or on behalf of Borrower or any other Covered Person, mail or otherwise deliver to Administrative Agent copies of any (i) proxy statements, financial statements and reports which Borrower makes available to its stockholders, and (ii) reports, registration statements and prospectuses with any securities exchange or the Securities and Exchange Commission or any Governmental Authority succeeding to any of its functions.

Pension Benefit Plan Reports. Promptly upon the request of Administrative Agent at any time or from time to time, a copy of each annual report or other filing or notice filed with respect to each Pension Benefit Plan of a Covered Person or an ERISA Affiliate of a Covered Person.

Other Information. Promptly upon the request of Administrative Agent at any time or from time to time, such other information concerning Borrower, its business or financial condition as Administrative Agent may reasonably request.

Review of Accounts. Not less often than annually, and promptly at Administrative
         Agent's reasonable request if an Event of Default has occurred and is continuing, Borrower shall conduct a review of its Accounts, bad debt reserves, and collection histories of Account Debtors and promptly following such review provide Administrative Agent with a report of such review in form and detail satisfactory to Administrative Agent.

Inventory. Not less often than annually, and promptly at Administrative Agent's reasonable request if an Event of Default has occurred and is continuing, Borrower shall conduct a physical count of its and each other Covered Person's Inventory and promptly following the completion of such count provide Administrative Agent with a report thereof in form and detail satisfactory to Administrative Agent, including the value of such Inventory in accordance with GAAP.

Lease Servicing. Funds received by Borrower in its capacity as a servicer, collection agent or otherwise which must be remitted or turned over to any third Person pursuant to agreements with respect to leases of Inventory that have been sold or assigned ("Servicing Funds") by Borrower to another Person, shall be segregated from all other funds received by Borrower and kept separate at all times from the Lockboxes, Cash Collateral Accounts and operating bank accounts of Borrower. Borrower shall direct that all Servicing Funds be deposited to one or

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         more other lockboxes or other bank accounts whose sole purpose shall be to collect such Servicing Funds and distribute them as required under the relevant lease assignments, servicing agreements and related documents.

Examinations and Site Visits by Administrative Agent. Administrative Agent or
         Persons authorized by and acting on behalf of Administrative Agent or any Lender may at any time (upon reasonable prior notice, except if an Event of Default has occurred and is continuing, no prior notice shall be required) during normal business hours examine the books, records, and assets of, and inspect any of the property, locations or operations of, each Covered Person from time to time, and in the course thereof may make copies or abstracts of such books and records and discuss the affairs, finances and books and records of such Covered Person with its accountants, officers and employees, and make such inspections as it deems necessary. Each Covered Person shall cooperate with Administrative Agent, Lenders and such Persons in the conduct of such exams, site visits and inspections and shall deliver to Administrative Agent any instrument necessary for Administrative Agent to obtain records from any service bureau maintaining records for such Covered Person. Administrative Agent may, while an Event of Default has occurred and is continuing, perform as many as examinations as it may choose, and Borrower is required to reimburse Administrative Agent for all fees, costs and expenses incurred in connection therewith. Borrower shall not be obliged to reimburse Administrative Agent for examination costs and expenses; provided, however, any examinations conducted during the existence of an Event of Default shall not be subject to any limitation regarding reimbursement, and Borrower shall pay all costs of such examinations.

Verification of Accounts and Notices to Account Debtors. Administrative Agent shall have the right at any time and from time to time, to verify the validity and amount of any Account and any other matter relating to an Account, by communicating in writing or orally directly with the Account Debtor or any Person who represents or Administrative Agent believes represents the Account Debtor.

Appraisals of Collateral. So long as an Event of Default has occurred and is continuing, Administrative Agent or Persons authorized by and acting on behalf of Administrative Agent may, at Borrower's sole cost and expense, as often as Administrative Agent deems desirable, perform or have performed on its behalf an appraisal of Borrower's Inventory, equipment, and other assets by an appraiser reasonably acceptable to Administrative Agent and prepared on a basis reasonably satisfactory to Administrative Agent. Each Covered Person shall cooperate with Administrative Agent and such Persons in the conduct of such appraisals and shall deliver to Administrative Agent or such Persons any documents or instruments necessary for Administrative Agent or such Person's to perform such appraisals. Borrower shall reimburse Administrative Agent for all reasonable costs and reasonable expenses actually incurred by it in conducting or having conducted each such appraisal plus Administrative Agent's other actual out-of-pocket costs and expenses.

Access to Officers and Auditors. Each Covered Person shall permit Administrative
         Agent, any Lender and Persons authorized by Administrative Agent or any Lender to discuss the business, operations, revenues, financial condition, property, or business prospects of such Covered Person with its officers, employees, accountants and independent auditors as often as Administrative Agent or any Lender may request in its reasonable discretion, and such Covered Person shall direct such officers, employees, accountants and independent auditors to cooperate with Administrative Agent.

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Movement of Inventory. Borrower shall notify Administrative Agent in writing if
         Borrower has knowledge that any Inventory will be located for more than thirty (30) consecutive days outside any of the locations listed in section 0 of the Disclosure Schedule.

Titled Assets. Upon the occurrence and continuance of an Event of Default, Borrower shall, at Administrative Agent's request, cause the respective titles of all Collateral which are titled in the name of any Covered Person to reflect thereon that Administrative Agent, as agent for itself and the other Lenders, as the first and only lienholder thereon, and shall deliver originals of all such titles to Administrative Agent.

Acquisition Documents. Borrower shall in all material respects perform all of its obligations under all Acquisition Documents, and shall enforce all of its rights and remedies thereunder, in each case as it deems appropriate in its reasonable business judgment; provided, however, that Borrower shall not take any action or fail to take any action which would result in a waiver or other loss of any material right or remedy of Borrower thereunder. Without limiting the generality of the foregoing, Borrower shall take all action necessary or appropriate to permit, and shall not take any action which would have any material adverse effect upon, the full enforcement of all of Borrower's indemnification rights under all the Acquisition Documents. Borrower shall notify Administrative Agent in writing promptly after Borrower becomes aware thereof, of any event or fact which could give rise to a claim by Borrower for indemnification under any of the Acquisition Documents for an amount in excess of $500,000, and shall diligently pursue such right and promptly report to Administrative Agent on all further developments with respect thereto. Borrower shall remit directly to Administrative Agent, for application to the Loan Obligations in such order as Administrative Agent determines, all amounts received by Borrower as indemnification or otherwise pursuant to the Acquisition Documents. If Borrower fails after Administrative Agent's demand to pursue diligently any material right under any of the Acquisition Documents, or if there is an Event of Default has occurred and is continuing, then Administrative Agent may directly enforce such right in its own or Borrower's name and may enter into such settlements or other agreements with respect thereto as Administrative Agent determines in its reasonable judgment. Notwithstanding the foregoing, Borrower shall at all times remain liable to observe and perform all of its duties and obligations under all the Acquisition Documents, and Administrative Agent's exercise of any of its rights with respect to the Collateral shall not release Borrower from any of such duties or obligations. Administrative Agent shall not be obligated to perform or fulfill any of Borrower's duties or obligations under any of the Acquisition Documents or to make any payment thereunder, or to make any inquiry as to the sufficiency of any payment or property received by it thereunder or the sufficiency of performance by any party thereunder, or to present or file any claim, or to take any action to collect or enforce any performance or payment of any amounts, or any delivery of any property.

Other Information. Administrative Agent may provide to any Vendor, Lender, potential Lender, credit rating agency or as required by Law any credit, financial or other information on Borrower that Administrative Agent may from time to time possess; provided, however, that with respect to a Vendor, such information shall be limited to information with respect to Borrower's accounts and activity with such Vendor only. Administrative Agent may obtain from any Vendor any credit, financial or other information regarding Borrower that such Vendor may from time to time possess.

Further Assurances. Borrower shall execute and deliver, or cause to be executed and delivered, to Administrative Agent such documents and agreements, and shall take or cause to be taken such actions, as Administrative Agent may from time to time reasonably request to carry out the terms and conditions of this Agreement and the other Loan Documents.

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Negative Covenants. Borrower covenants and agrees that until all of the Loan
Obligations are fully and indefeasibly paid in cash no Letters of Credit are outstanding and the Letters of Credit Exposure is irreversibly zero and the Facilities are terminated, Borrower shall not, directly or indirectly, do any of the following, or permit any other Borrower or any other Covered Person to do any of the following, without the prior written consent of Required Lenders:

Investments. Make any Investments in any other Person except the following:

Investments in (i) interest-bearing United States government obligations; (ii)
                  certificates of deposit issued by any Lender; (iii) prime commercial paper rated A1 or better by Standard and Poor's Corporation or Prime P1 or better by Moody's Investor Service, Inc.; (iv) agreements involving the sale to Borrower of United States government securities and their guarantied repurchase the next Business Day by a commercial bank chartered under the Laws of the United States or any state thereof which has capital and surplus of not less than $250,000,000, (v) banking acceptances certificates of deposit issued by and time deposits with any commercial bank chartered under the Laws of the United States or any state thereof which has combined capital and surplus of not less than $250,000,000, (vi) money market deposit accounts issued or offered by any domestic office of any commercial bank chartered under the Laws of the United States or any state thereof combined capital and surplus of not less than $250,000,000 or (vii) any security that constitutes an "Eligible Security" under Rule 2a-7(a)(10) under the Investment Company Act of 1940, as amended..

Accounts arising in the ordinary course of business and payable in accordance with Borrower's customary trade terms.

Any Investments that are Permitted Acquisitions.

Investments existing on the Execution Date and disclosed in Section 0 of the
                  Disclosure Schedule.

Notes or securities received by a Covered Person in settlement of Indebtedness of other Persons to such Covered Person that was incurred in the ordinary course of such Covered Person's business.

Investments by any Covered Person in any other Covered Person.

Investments not described above which do not exceed $1,000,000 in the aggregate annually, provided that when made there exists at least $7,500,000 of Excess Eligible Accounts.

Indebtedness. Create, incur, assume, or allow to exist any Indebtedness of any kind or description, except the following:

Excluding Other Creditor Indebtedness, Indebtedness to trade creditors incurred in the ordinary course of business.

The Loan Obligations.

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The Other Creditor Indebtedness if an Intercreditor Agreement remains in effect with respect thereto.

Indebtedness secured by Permitted Security Interests.

Indebtedness constituting Liabilities (as defined by GAAP) under any Capital
                  Lease under which a Covered Person is a lessee existing on the Execution Date and disclosed in Section 0 of the Disclosure Schedule and is subject to an Intercreditor Agreement unless Administrative Agent, in its sole and absolute discretion, waives the requirement for an Intercreditor Agreement with respect to any particular Other Creditor Indebtedness, and any Capital Leases under which a Covered Person is a lessee entered into by any Covered Person after the Execution Date for capital assets which are subject to Intercreditor Agreements unless Administrative Agent, in its sole and absolute discretion, waives the requirement for an Intercreditor Agreement with respect to any particular Other Creditor Indebtedness in all cases, up to $5,000,000 in the aggregate outstanding at any one time (such amount to be calculated as the amount which would have been the aggregate cost of the property leased if it had been purchased rather than leased).

Indebtedness of one Covered Person owed to any other Covered Person; provided, however, that such Indebtedness is (i) unsecured, (ii) evidenced by a book-entry on the accounting records of the Covered Persons involved, but not evidenced by a promissory note or other instrument of any kind, unless such original promissory note(s) are promptly delivered to Administrative Agent together with a pledge or assignment document satisfactory to Administrative Agent granting Administrative Agent a Security Interest therein, and (iii) does not exceed in the aggregate, among all Covered Persons, $2,000,000.

Unsecured Indebtedness not described above in this Section 0 which does not exceed $1,000,000 in the aggregate at any time.

Payments on Other Creditor Indebtedness. Make any nonscheduled prepayment of principal or interest on any Other Credit Indebtedness unless both immediately before and after giving effect to any such prepayment, there shall be no Default or Event of Default and no Default or Event of Default is reasonably likely to have occurred.

Prepayments. Voluntarily prepay any Indebtedness other than (i) the Loan
         Obligations in accordance with the terms of the Loan Documents, (ii) trade payables in the ordinary course of business consistent with past practices, and (iii) as permitted by Section 0.

Indirect Obligations. Create, incur, assume or allow to exist any Indirect
         Obligations except Indirect Obligations disclosed on section 0 of the Disclosure Schedule or, provided that there exists, when created, incurred or assumed at least $7,500,000 of Excess Eligible Accounts, subsequent Indirect Obligations which do not exceed $1,000,000, in the aggregate.

Security Interests. Create, incur, assume or allow to exist any Security
         Interest upon all or any part of its property, real or personal (including intangible property), now owned, leased or hereafter acquired or leased, except the following:

Security Interests for taxes, assessments or governmental charges not delinquent or which are being diligently contested in good faith and by appropriate proceedings and for which adequate book reserves in accordance with GAAP are maintained.

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Security Interests arising out of deposits in connection with workers'
                  compensation insurance, unemployment insurance, old age pensions, or other social security or retirement benefits legislation.

Deposits or pledges to secure bids, tenders, contracts (other than contracts for the payment of money), leases, statutory obligations, surety and appeal bonds, and other obligations of like nature arising in the ordinary course of business.

Security Interests imposed by any Law, such as mechanics', workmen's, materialmen's, landlords', carriers', or other like Security Interests arising in the ordinary course of business which secure payment of obligations which are not past due or which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP are maintained on such Covered Person's books.

Security Interests on Inventory in favor of IBM Credit, LLC, Hewlett-Packard
                  Company or Affiliates thereof and the holders of any Other Creditor Indebtedness approved in writing, in advance by Administrative Agent, all of which such Security Interests are subject to Intercreditor Agreements satisfactory to Administrative Agent as of the date of such agreements, unless Administrative Agent, in its sole and absolute discretion, waives the requirement for an Intercreditor Agreement with respect to any particular Other Creditor Indebtedness.

Security Interests resulting from a judgment or order entered against a Covered
                  Person which is not final and non-appealable, provided the loss of the property subject to such Security Interest would not reasonably be expected to have a Material Adverse Effect.

Purchase money Security Interests securing payment of the purchase price of assets (other than Inventory which is subject to an Intercreditor Agreement) acquired by Borrower or other Covered Person after the Execution Date in an aggregate principal amount outstanding at any one time that does not exceed $1,000,000.

Security Interests securing the Loan Obligations in favor of Administrative
                  Agent for the benefit of Lenders.

Security Interests that are disclosed in section 0 of the Disclosure Schedule.

Acquisitions. Except for Permitted Acquisitions, Permitted Investments or other transactions permitted pursuant to Sections 0 and 0. for Permitted Acquisitions, and Permitted Investments acquire stock, membership interests, partnership interests or any other equity interest in a Person, or acquire all or substantially all of the assets of a Person (including assets comprising all or substantially all of an unincorporated business unit or division of any Person). "Permitted Acquisition" means an acquisition of the stock, membership interests, partnership interests, or any other equity interest in a Person, or the acquisition of all or substantially all of the assets of a Person (including assets comprising all or substantially all of an unincorporated business unit or division of any Person), which satisfies each of the following conditions: (i) a Borrower or a wholly owned Subsidiary thereof is the Acquiring Company, (ii) if the acquisition is structured as a merger, a Borrower or a wholly owned Subsidiary thereof is the Surviving Company, (iii) the Target Company is in a substantially similar line of business as a Borrower, (iv) no Event of Default exists, and giving effect to such acquisition, no Default or Event of Default will occur or is reasonably likely to occur, (v) there is at least $20,000,000 of Excess Eligible Accounts both immediately before and immediately after giving effect to the Acquisition, (vi) simultaneously with the closing of such acquisition, the Target Company (if such Permitted Acquisition is structured as a

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         purchase of equity) or the Surviving Company (if such Permitted
         Acquisition is structured as a purchase of assets or a merger) executes and delivers to Administrative Agent (a) such documents necessary to grant to Administrative Agent for the benefit of the Lenders a first priority Security Interest in all of the assets of such Target Company or Surviving Company (including the execution of an Acquisition Documents Assignment), each in form and substance satisfactory to Administrative Agent and (b) an unlimited Guaranty of the Loan Obligations, or at the option of Administrative Agent in Administrative Agent's absolute discretion, a joinder agreement satisfactory to Administrative Agent in which such Target Company or Surviving Company becomes a Borrower under this Agreement and assumes primary, joint and several liability for the Loan Obligations, (vii) prior to the closing of such acquisition, a Responsible Officer of Borrower delivers to Administrative Agent a certificate certifying that such acquisition is a Permitted Acquisition, (viii) such acquisition is not conducted pursuant to an unsolicited tender offer, proxy contest or other mechanism which does not have or require the consent of Target's board of directors, (ix) Borrower has provided Administrative Agent with pro forma financial statements of the Target Company for the trailing twelve month period which, if combined with Borrower and giving effect to the terms and conditions of the Acquisition, would not have resulted in a Default, and (x) Borrower has, no less than 15 days prior to making such acquisition, prepared and furnished to Administrative Agent the proforma financial statements described below for the Target Company (if such acquisition is structured as a purchase of equity) or the Surviving Company (if such acquisition is structured as a purchase of assets or a merger), demonstrating to the reasonable satisfaction of Administrative Agent that the Target Company, all Surviving Companies, and each Borrower, as the case may be, will be Solvent upon consummation of such acquisition and is reasonably likely to be Solvent within 12 months of such acquisition, and that none of the covenants in
         Section 15 will be violated as a consequence of such acquisition or are reasonably likely to be within 12 months of such acquisition, and, if applicable, a certificate demonstrating that the Maximum Available Amount will be great enough to allow a Revolving Loan Advance to be made in the amount Borrower will request in connection with the closing of such Permitted Acquisition, and Borrower has also provided to Administrative Agent, no less than 15 days prior to making such acquisition, copies of the audited financial statements (if available, or unaudited financial statements if no audited financial statements exist) for the Target Company for the two fiscal years most recently ended and, to the extent available, for each of the completed fiscal quarters in the then current fiscal year. The proforma financial statements referred to in clause (ix) shall contain consolidated and consolidating balance sheets, income statements, statements of cash flows and such other reports and disclosures of each Borrower as well as the Target Company (if such Permitted Acquisition is structured as a purchase of equity) or the Surviving Company (if such Permitted Acquisition is structured as a purchase of assets or a merger) and shall cover such forecast periods (up to 12 months from the proposed effective date of such Permitted Acquisition), as Administrative Agent may in its discretion require.

Bailments; Consignments; Warehousing. Except to the extent expressly permitted in this Agreement, store any Inventory with a bailee, warehouseman, consignee or pursuant to an express or implied agreement establishing a bailment or consignment of Inventory or similar arrangement, unless Administrative Agent has received a written acknowledgment reasonably satisfactory to Administrative Agent from the third party involved which acknowledges the prior perfected Security Interest of Administrative Agent for the benefit of Lenders in such Inventory. Notwithstanding the foregoing or Section 0, the failure to obtain a bailee letter from Ichiban, Inc. with respect to the Inventory or other Collateral presently held by Ichiban, Inc. shall not constitute a Default or Event of Default under this Agreement while litigation is pending between Borrower and Ichiban, Inc.

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Disposal of Property. Sell, transfer, exchange, or otherwise dispose of any of its assets. Notwithstanding the foregoing unless an Event of Default has occurred and is continuing (in which case all of the following shall be prohibited unless Administrative Agent otherwise consents except that sales and leases of Inventory in the ordinary course shall be permitted until such time as Administrative Agent otherwise notifies Borrower in writing to cease such activities), a Covered Person may sell, transfer, exchange or otherwise dispose of Inventory in the ordinary course or equipment or other similar assets no longer reasonably necessary for the operation of its business in the ordinary course of business consistent with past practice, provided that all proceeds of such sales, transfers or other dispositions shall be deposited into the Lockboxes, except as permitted by Section 0.

Distributions. If there is no Existing Default and no Default or Event of Default is reasonably likely to occur as a result of such payment, directly or indirectly declare or make, or incur any liability to make, any Distribution to any Person in excess of $2,500,000, in the aggregate, annually. For purposes of this Section, a "Distribution" means and includes (i) any cash dividend or payment, (ii) any acquisition or redemption of any outstanding stock or other equity interest of Borrower or a Covered Person, (iii) any retirement or prepayment of debt securities before their regularly scheduled Maturity dates, other than as expressly permitted by this Agreement, and (iv) any loan or advance to a shareholder, partner, or member other than split-dollar life insurance policies and advances for travel or similar expenses made in the ordinary course of business. Notwithstanding the foregoing, if (i) no Default exists and no Default or Event of Default will occur or is reasonably likely to occur as a result of such payment and (ii) there is at least $7,500,000 of Excess Eligible Accounts after giving effect to the contemplated Distribution, the Borrower or any other Covered Person may purchase or otherwise acquire any outstanding capital stock or other equity securities of Borrower.

[Intentionally Omitted.]

Capital Structure; Equity Securities. Except pursuant to Section 0, make any change in the capital structure of any Covered Person; change any Charter Documents of any Covered Person which has or is reasonably likely to have a Material Adverse Effect on any Covered Person or which will or is reasonably likely to cause a Default or Event of Default; or issue or create any stock or other equity interest (or class or series thereof), or non-equity interest that is convertible into stock or other equity interest (or class or series thereof), in any Covered Person, except stock, membership interests, partnership interests or other equity interests (or class or series thereof) that are subordinated in right of payment to all the Loan Obligations in a manner satisfactory to Administrative Agent.

Change of State of Formation; Change of Name. Make any change in the state of incorporation or formation of organization of any Covered Person, change its type of legal entity, or change its legal name as it appears on any certificates or articles of organization or formation. Make any change in the trade names or styles under which a Covered Person will sell Inventory or create Accounts, or to which instruments in payment of Accounts may be made payable, except in accordance with the terms of
         Section 0 with at least 30 days prior written notice to Administrative Agent of such change.

Change of Business. Engage in any business other than substantially as conducted by a Covered Person on the Effective Date.

Transactions With Affiliates. Enter into or be a party to any transaction or arrangement, including the purchase, sale or exchange of property of any kind or the rendering of any service, with any Affiliate other than a Covered Person, or make any loans or advances to any Affiliate other than a Covered Person. If, however, there is no Event of Default exists, each Covered Person may engage in such transactions with an

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         Affiliate in the ordinary course of business and pursuant to the reasonable requirements of its business and on fair and reasonable terms substantially as favorable to it as those which it could obtain in a comparable arm's-length transaction with a non-Affiliate; provided, however, during an Event of Default exists, Borrower may continue to make normal salary payments and provide customary health benefits to the owners of Borrower for services actually rendered. No Borrower shall make any loan or advance to any shareholder, member or partner of any Borrower, other than split-dollar life insurance policies and advances for travel or similar expenses made in the ordinary course of business, or permit any shareholder, member or partner of any Borrower to incur any Indebtedness to any Borrower (other than travel and similar advances in the ordinary course of business).

Operating Leases. Incur rental payments under all Operating Leases in excess of $5,000,000, in the aggregate, based on the preceding twelve-month period.

Conflicting Agreements. Enter into any agreement, that would, if fully complied with by it, result in a Default or Event of Default either immediately or upon the elapsing of time.

Investment Banking and Finder's Fees. Pay or agree to pay, or reimburse any other party with respect to, any investment banking or similar or related fee, underwriter's fee, finder's fee, or broker's fee to any Person in connection with this Agreement.

Sale and Leaseback Transactions. Enter into any agreement or arrangement with any Person providing for any Covered Person to lease or rent property that Borrower has or will sell or otherwise transfer to such Person.

New Subsidiaries and Holding Company Reorganization.

New Subsidiaries. Organize, create or acquire any Subsidiary unless it is part of a Permitted Acquisition or Borrower has obtained the prior written consent of Administrative Agent thereto (which consent shall not be unreasonably withheld) and contemporaneously with the organization, creation or acquisition of such Subsidiary, if permitted hereunder or otherwise consented to by Administrative Agent, the applicable Covered Person and such Subsidiary executes and delivers to Administrative Agent for the benefit of Lenders an unlimited Guaranty of the Loan Obligations by such Subsidiary, a pledge of the capital stock, partnership interests, or membership interests of such Covered Person in such Subsidiary, and other Security Documents requested by Administrative Agent so as to grant Administrative Agent, for the benefit of the Lenders, a perfected, first priority security interest in all real and personal property of such Subsidiary.

Holding Company Reorganization. Notwithstanding anything herein to the contrary, GTSI shall be permitted to organize and create a holding company ("GTSI Holding") in a transaction or series of related transactions ("Holding Company Reorganization") which satisfy each of the following conditions: (i) there is no Existing Default, and no Default or Event of Default will occur or is reasonably likely to occur as a result of or due to the Holding Company Reorganization; (ii) simultaneously with the closing of the Holding Company Reorganization each of GTSI and GTSI Holding executes and delivers to Administrative Agent (a) such documents necessary to grant Administrative Agent for benefit of the Lenders a first priority Security Interest in all of the assets of GTSI Holding, including all of GTSI's outstanding capital stock upon closing of the Holding Company Reorganization, and (b) an unlimited Guaranty of the Loan Obligations executed by GTSI Holding, each in form and substance satisfactory to Administrative Agent; (iii) prior to the closing of the Holding Company Reorganization, a Responsible Officer of Borrower delivers to Administrative Agent a certificate certifying that

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         such Holding Company Reorganization satisfies the conditions set forth in this Section 14.18.2; (iv) the Holding Company is organized under the Delaware General Corporation Law ("DGCL") within 60 days prior to the closing, as a direct wholly owned Subsidiary of GTSI, solely for the purpose of consummating the Holding Company Reorganization, with no material assets and only such liabilities that are immaterial and incidental to its organization and purpose; (v) the Holding Company Reorganization is consummated pursuant to and in accordance with
         Section 251(g) of the DGCL, whereby GTSI will merge with and into a special purpose Delaware corporation that is a direct wholly owned Subsidiary of GTSI Holding and an indirect wholly owned Subsidiary of GTSI, and GTSI will survive such merger as the successor corporation and a direct wholly owned Subsidiary of GTSI Holding, and each outstanding share of GTSI's common stock shall be converted into one share of GTSI Holding's common stock with the same voting powers, designations, preferences and rights, and the qualifications, restrictions and limitations thereof, with respect to GTSI Holding as such stock had with respect to GTSI; and (vi) the reorganization must be tax free for federal income tax purposes to GTSI stockholders.

Fiscal Year. Change its fiscal year from December 31.

Leases. Enter into any Capital Leases except as permitted by Section 0.

S Corporation Status. Any Covered Person elects under Section 1362(a) of the
         Code to be treated as an S corporation.

Tax Consolidation. File or consent to the filing of any consolidated income tax return with any Person except for one or more other Covered Persons.

Transactions Having a Material Adverse Effect. Enter into any transaction which has or is reasonably likely to have a Material Adverse Effect; or enter into any transaction, which shall cause a Default or Event of Default hereunder.

Storage; Chief Executive Officer; State of Incorporation. Store any Inventory or equipment at any location other than as set forth on section 0 of the Disclosure Schedule or as otherwise permitted hereunder; maintain its chief executive office at any location other than as set forth on section 0 of the Disclosure Schedule; change its state of incorporation or formation from that disclosed in section 0 of the Disclosure Schedule.

Like-Kind Exchange. Borrower shall not complete or attempt to complete any "like-kind exchange" (as such term is defined in the Code or applicable regulations) with respect to any Collateral on which Administrative Agent has a first priority Security Interest.


Financial Covenants.
--------------------
Special Definitions. As used in this Section 0 and elsewhere herein, the following capitalized terms have the following meanings:

         "Capital Expenditure"-- an expenditure for an asset that must be depreciated or amortized under GAAP, for goodwill, or for any asset that under GAAP must be treated as a capital asset. An expenditure for purposes of this definition includes any deferred or seller financed portion of the purchase price of an asset and includes the Capital Expenditure Equivalent of a Capital Lease. Capital Expenditures do not include the amount expended in connection with any Permitted Acquisition or any expenditure made with insurance proceeds to the extent used to replace or repair damaged fixed assets and plant equipment.

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         "Capital Expenditure Equivalent"-- of a Capital Lease is the amount which would have been the aggregate cost of the property leased if it had been purchased rather than leased.

         "EBITDA" means, for any period of calculation, an amount equal to (i) the sum of (a) Net Income (which shall include interest income but shall not give effect to any asset impairment or accounting policy or practice change that results in a noncash adjustment during the respective period), (b) Interest Expense, (c) income tax expense, (d) depreciation expense, and (e) amortization expense, plus (ii) to the extent considered extraordinary loss under GAAP, such extraordinary losses, minus (iii) to the extent considered extraordinary gain under GAAP, such extraordinary gains.

         "Intangibles" means and includes, at any date, general intangibles; software (purchased or developed in-house); accounts receivable and advances due from officers, directors, employees, stockholders, members, owners and Affiliates; leasehold improvements net of depreciation; licenses; good will; prepaid expenses; escrow deposits; covenants not to compete; the excess of cost over book value of acquired assets; franchise fees; organizational costs; finance reserves held for recourse obligations; capitalized research and development costs; the capitalized cost of patents, trademarks, service marks and copyrights net of amortization; and such other similar items as Administrative Agent may from time to time determine in Administrative Agent's sole discretion.

         "Tangible Net Worth" means, at any date, (a) Total Assets, minus (b) the sum of (i) Intangibles plus (ii) Total Liabilities.

         "Total Assets" means the sum of all assets as presented in the balance sheet in Borrower's most recent combined Financial Statements delivered to Administrative Agent and each of the Lenders as required hereunder.

         "Total Funded Indebtedness" means the sum of the following, without duplication, (i) outstanding principal and interest of the Loans (including any fees payable to Administrative Agent or any Lender in connection with the execution and delivery of this Agreement), but excluding the Aggregate Floorplan Loan and Interim Floorplan Loan, and (ii) the face amount of any letters of credit issued on the account of any Borrower.

         "Total Liabilities" means the sum of all liabilities as presented in the balance sheet in Borrower's most recent combined Financial Statements delivered to Administrative Agent and each of the Lenders as required hereunder (including as liabilities, all reserves required under GAAP for contingencies and other potential liabilities) plus all Indebtedness or Borrower not otherwise reported thereon.

All other capitalized terms used in this Section 0 shall have their meanings and shall be determined under GAAP. All calculations shall be for Borrowers and their respective Subsidiaries on a consolidated basis. For the purposes of calculating the amount of Total Indebtedness in this Section 0, each scheduled payment of interest and principal on any of the Loans made on the first of a month shall be deemed to have been made on the immediately preceding day. Upon completion of a Permitted Acquisition, the Target Company shall be included in each of these covenants contained in this Section on a pro-forma basis, including for periods prior to the completion of any such Permitted Acquisition.

Minimum Tangible Net Worth. Borrower covenants that Tangible Net Worth on the last day of each fiscal month shall be no less than Forty Five Million Dollars ($45,000,000).

Maximum Total Liabilities to Tangible Net Worth. Borrower covenants that the ratio of Total Liabilities minus Subordinated Indebtedness to Tangible Net Worth plus Subordinated Indebtedness calculated as of the last day

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         of each fiscal month specified in the table below, shall not be less than the ratio specified in such table opposite said fiscal month

        -------------------------------------------------------------------
                   Fiscal Month Ended                       Maximum Ratio
        -------------------------------------------------------------------
        Each July 31, August 31, and September 30             6.00:1.00


        -------------------------------------------------------------------
        Each January 31, February 28/29, March 31,            4.00:1.00
        April 30, May 31, June 30, October 31,
        November 30 and December 31
        -------------------------------------------------------------------


Maximum Total Funded Indebtedness to EBITDA. Borrower covenants that the ratio of Total Funded Indebtedness to EBITDA, calculated as of the last day of each fiscal month for twelve month period then ended: (i) shall be no more than 4.00:1.00 for any fiscal month ending January 31, February 28/29, March 31, April 30, May 31, June 30, October 31, November 30, or December 31, and (ii) shall be no more than 6.00:1.00 for any fiscal month ending on July 31, August 31, or September 30.

Minimum EBIT to Net Sales. Borrower covenants that its EBITDA less depreciation and amortization expense as a percentage of net sales as set forth in Borrower's income statement, calculated as of the last day of each fiscal month for the twelve month period then ended, shall be no less than 0.50%.


Default.
--------
Events of Default. The occurrence of any one or more of the following events shall constitute an event of default (an "Event of Default"):

Failure to Pay Principal or Interest. Failure of Borrower to pay (i) any
                  interest accrued on any of the Loans when due, or (ii) any principal of the Loans when due; provided, however, it shall not be an Event of Default with respect to the payment of any principal or interest on any Floorplan Loan or Interim Floorplan Loan until the occurrence of a Floorplan Payment Default. "Floorplan Payment Default" means any failure by Borrower to make any payment, under a Statement of Transaction by the thirtieth (30th) day following the last day of the no interest period set forth in a Statement of Transaction. "Floorplan Payment Default" shall not mean or include, and shall exclude, any deductions, offsets or other disputes made or asserted by Borrower which are accepted by or under negotiation with Administrative Agent.

Failure to Pay Certain Other Amounts Owed to Lenders. Failure of Borrower to pay
                  any of the Loan Obligations (other than principal of the Loans or interest accrued thereon and other than Administrative Agent's costs and expenses Borrower is required to pay pursuant Sections 0 and 0) within five Business Days after the date when due.

Failure to Pay Examination and Appraisal Costs. Failure of Borrower to pay any
                  of Administrative Agent's costs and expenses required to be paid by Borrower pursuant Sections 0 and 0 within 10 days after the date when due.

Failure to Pay Amounts Owed to Other Persons. Failure of any Covered Person to
                  make any payment due on Indebtedness of such Covered Person which such Indebtedness is over $500,000 in the aggregate to

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                  Persons (other than Indebtedness owed to Lenders under the
                  Loan Documents and other than Indebtedness owed to any Covered Person's trade creditors in connection with the purchase of such Covered Person's Inventory from such trade creditors) and which failure continues unwaived beyond any applicable grace period specified in the documents evidencing such Indebtedness.

Representations or Warranties. Any of the Representations and Warranties is
                  discovered to have been false in any material respect when made and is not cured within five Business Days of the date such Representation and Warranty was made (provided such breach can be cured within such period and provided that Borrower works diligently and in good faith to cure any such breach during such period).

Certain Covenants with Cure Periods. Failure of any Covered Person to comply with any covenant in Section 0 (other than the covenants in Section 0 referenced in Section 0 below) which is not cured within 30 days after the initial occurrence of such failure, provided noncompliance with such covenant can be cured within such 30 day period and provided that Borrower works diligently and in good faith to cure any such noncompliance during such period.

Certain Covenants Without Cure Periods. Failure of any Covered Person to comply with the covenants in Section 0, Section 0, Section 0, Section 0, Section 0, Section 0, and Section 0), Section 0, or Section 0.

Other Covenants. Failure of any Covered Person to comply with of any of the terms or provisions of any of the Loan Documents applicable to it (other than a failure which constitutes an Event of Default under any of Sections 0 through 0).

Acceleration of Other Indebtedness. Any Obligation (other than a Loan
                  Obligation) of a Covered Person for the repayment of $500,000 in the aggregate or more of borrowed money is accelerated, or becomes or is declared to be due and payable or required to be prepaid (other than by an originally scheduled prepayment) prior to the original Maturity thereof.

Default Under Other Agreements. The occurrence of any default or event of default under any agreement to which a Covered Person is a party (other than the Loan Documents), which default or event of default continues unwaived beyond any applicable grace period provided therein and has or is reasonably likely to have a Material Adverse Effect or involves Indebtedness of more than $500,000 in the aggregate.

Other Creditor Indebtedness. The occurrence of (i) any breach, default or event of default by any Covered Person with respect to any of the Other Creditor Indebtedness in excess of $500,000 in the aggregate which is not cured or waived within any applicable grace period, or (ii) the termination of any Intercreditor Agreement by any party thereto, other than Administrative Agent, prior to the payment in full of all of the Other Creditor Indebtedness covered thereby.

Bankruptcy; Insolvency; Etc. A Covered Person (i) fails to pay, or admits in writing its inability to pay, its debts generally as they become due, or otherwise is not Solvent; (ii) makes an assignment for the benefit of creditors; (iii) files a petition in bankruptcy, is adjudicated insolvent or bankrupt, petitions or applies to any tribunal for any receiver or any trustee of such Covered Person or any substantial part of its property; (iv) commences any proceeding relating to such Covered Person under any reorganization, arrangement,

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                  readjustment of debt, dissolution or liquidation Law of any jurisdiction, whether now or hereafter in effect; (v) has commenced against it any such proceeding which remains undismissed for a period of 60 days, or by any act indicates its consent to, approval of, or acquiescence in any such proceeding or the appointment of any receiver of or any trustee for it or of any substantial part of its property, or allows any such receivership or trusteeship to continue undischarged for a period of 60 days but, except with regards to Approvals issued on or prior to such commencement date referred to in this clause (vi), no additional Loans shall be made, no additional Letters of Credit shall be issued, and no new Approvals shall be given during such period without all Lenders' and Administrative Agent's prior written approval and the prior written approval of any court of proper jurisdiction deemed necessary by Administrative Agent; or (vii) takes any action to authorize any of the foregoing; or (vii) takes any action to authorize any of the foregoing.

Judgments; Attachment; Settlement; Etc. Any one or more judgments or orders is entered against a Covered Person or any attachment or other levy is made against the property of a Covered Person with respect to a claim or claims involving in the aggregate liabilities (not paid or fully covered by insurance, less the amount of reasonable deductibles in effect on the Execution
                  Date) in an aggregate amount in excess of $500,000 and such judgment becomes final and non-appealable or if timely appealed is not fully bonded and collection thereof stayed pending the appeal; or any Covered Person agrees to a settlement obligating any Covered Person to make a payment with respect to a claim or claims involving in the aggregate liabilities (not paid or fully covered by insurance, less the amount of reasonable deductibles in effect on the Execution
                  Date) in an aggregate amount in excess of $500,000.

Pension Benefit Plan Termination, Etc. Any Pension Benefit Plan termination by the PBGC or the appointment by the appropriate United States District Court of a trustee to administer any Pension Benefit Plan or to liquidate any Pension Benefit Plan, which has or reasonably could be likely to have a Material Adverse Effect; or any event which constitutes grounds either for the voluntary termination of any Pension Benefit Plan by the PBGC or for the appointment by the appropriate United States District Court of a trustee to administer or liquidate any Pension Benefit Plan shall have occurred and be continuing for thirty (30) days after Borrower has notice of any such event, which has or reasonably could be likely to have a Material Adverse Effect; or any voluntary termination of any Pension Benefit Plan which is a defined benefit pension plan as defined in Section 3(35) of ERISA while such defined benefit pension plan has an accumulated funding deficiency in an amount exceeding $500,000 in the aggregate unless Administrative Agent has been notified of such intent to voluntarily terminate such plan and Required Lenders have given their consent and agreed that such event shall not constitute an Event of Default; or the plan administrator of any Pension Benefit Plan applies under Code Section 412(d) for a waiver of the minimum funding standards of Code Section 412(1) and Required Lenders determine that the substantial business hardship upon which the application for such waiver is based could subject any Covered Person or ERISA Affiliate of any Covered Person to a liability in excess of $500,000 in the aggregate.

Liquidation or Dissolution. A Covered Person files a certificate of dissolution under applicable state Law or is liquidated or dissolved or suspends or terminates the operation of its business, or has commenced against it any action or proceeding for its liquidation or dissolution or the winding up of its business,

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                  or takes any action in furtherance thereof, except in
                  connection with the consolidation of such a Covered Person and its assets with another Covered Person and its assets.

Seizure of Assets. All or any material part of the property of all Covered
                  Persons is nationalized, expropriated, seized or otherwise appropriated, or custody or control of such property or of all Covered Persons is assumed by any Governmental Authority or any court of competent jurisdiction at the instance of any Governmental Authority, unless the same is being contested in good faith by proper proceedings diligently pursued and a stay of enforcement is in effect.

Loan Documents; Security Interests. For any reason other than the failure of
                  Administrative Agent to take any action available to it to maintain perfection of the Security Interests created in favor of Administrative Agent for the benefit of Lenders pursuant to the Loan Documents, any Loan Document ceases to be in full force and effect or any Security Interest with respect to any portion of the Collateral intended to be secured thereby ceases to be, or is not, valid, perfected and prior to all other Security Interests (other than the Permitted Security Interests, and other than sales of Inventory and Equipment expressly permitted hereunder made in the ordinary course of business, to a bona fide purchaser, for fair market value, if all of the proceeds thereof are delivered to Administrative Agent as set forth herein) or is terminated, revoked or declared void or invalid, or Borrower or any Covered Person contests the Security Interests of Administrative Agent or contests or denies that it has any liability or obligation under any agreement, term, or condition contained in any Loan Document to which Borrower or such Covered Person is a party.

Loss to Collateral. Any abandonment, loss, theft, damage or destruction of any item or items of Collateral occurs which is not covered by insurance as required herein and has or is reasonably likely to have a Material Adverse Effect.

Guaranty; Guarantor. Any Guaranty ceases to be in full force and effect or any action is taken to discontinue or assert the invalidity or unenforceability of any Guaranty or any Guarantor fails to comply with any of the terms or provisions of any Guaranty, or any representation or warranty of Guarantor therein is false, or any Guarantor denies that it has any further liability under any Guaranty or gives notice to Lender to such effect, or any Guarantor fails to furnish the financial statements required under any Guaranty or otherwise breaches or is in default of any obligation or covenant contained in any Guaranty or any Guarantor, who is an individual dies.

Governmental Authority Bar. Borrower or any Covered Person is barred or suspended from doing business with any Account Debtor that is a Governmental Authority which suspension or bar has or is reasonably likely to have a Material Adverse Effect.

Change of Control. Except pursuant to Section 14.20.2, in the case of GTSI, GTSI merges or consolidates with or into another Person, or permits any Person or Group, to become the record or beneficial owner, directly or indirectly, on a fully diluted basis, of securities representing 35% or more of the voting power of GTSI's then outstanding securities having the power to vote or 35% or more of GTSI's then outstanding capital stock, or to acquire the power to elect a majority of the Board of Directors of GTSI. In the case of any Covered Person other than GTSI, such Covered Person merges or consolidates with or into another Person, other than a Covered Person, or otherwise permits any Person or Group, other than one or more other Borrowers, to become the record or beneficial owner, directly or indirectly, on a fully diluted basis, of any securities representing any of the voting power of such Covered Person or

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                  any of such Covered Person's then outstanding capital stock or other equity interests, or to acquire the power to elect any Person to the board of directors (or other management position in the case of Covered Persons which are not corporation) of such Covered Person.

Cross-Default. An Event of Default under this Agreement will automatically and immediately constitute a default under every other Loan Document without regard to any requirement therein for the giving of notice or the passing of time.

Rights and Remedies.

Termination of Facilities. Upon an Event of Default described in Section 0, all of the Facilities shall be deemed canceled without any action or notice by the Lenders or Administrative Agent, and Lenders shall have no obligation to make any further or subsequent Advances or fund Approvals issued in accordance with this Agreement. Upon the occurrence and during the continuance of any other Event of Default, the Required Lenders in their sole and absolute discretion may cancel the Facilities. Such cancellation may be, in any case, without presentment, demand or notice of any kind, which Borrower expressly waives. Borrower hereby waives any requirement for notice of acceleration.

Acceleration; Funding. Upon an Event of Default described in Section 0, all of the outstanding Loan Obligations shall automatically become immediately due and payable and Administrative Agent shall cease making Advances. Upon the occurrence and during the continuance of any other Event of Default, and at any time thereafter, (i) Administrative Agent may or, at the direction of the Required Lenders shall, cease making Advances (except Advances to fund Approvals previously issued shall be made), and (ii) the Required Lenders in their sole and absolute discretion may declare all of the outstanding Loan Obligations immediately due and payable. Any such acceleration may be, in either case, without presentment, demand or notice of any kind, which Borrower expressly waives.

Right of Set-off. During an Existing Default, each Lender is hereby authorized, without notice to Borrower (any such notice being expressly waived by Borrower), to the fullest extent permitted by law, to set off and apply against the Loan Obligations any and all deposits (general or special, time or demand, provisional or final) or any other assets at any time held by or at such Lender or under the control of or otherwise pledged to such Lender, or any other Indebtedness at any time owing by such Lender (or its Affiliate) to or for the credit or the account of Borrower, irrespective of whether or not such Lender shall have made any demand under this Agreement or the Notes or any Guaranty and although such Loan Obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of set-off) which such Lender may otherwise have. Any such amounts, deposits, property or assets shall be promptly turned-over to Administrative Agent in the form received for application to the Loan Obligations as set forth in this Agreement, and until turned over to Administrative Agent such amounts, deposits, property and assets shall be held by such Lender in trust for the benefit of Administrative Agent and the other Lenders. During an Existing Default, Administrative Agent is hereby authorized, without notice to Borrower (any such notice being expressly waived by Borrower), to set off and apply against the Loan Obligations any and all deposits (general or special, time or demand, provisional or final) or other assets at any time held by or at Administrative Agent, or under the control of or otherwise pledged to Administrative

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                  Agent, or any other Indebtedness at any time owing by
                  Administrative Agent or any Affiliate thereof to or for the credit or the account of Borrower, irrespective of whether or not Administrative Agent or any Affiliate thereof shall have made any demand under this Agreement or the Loan Obligations and although such Loan Obligations may be unmatured.

Notice to Account Debtors. Upon the occurrence and during the continuance of an
                  Event of Default, Administrative Agent may (if Required Lenders concur or direct), without prior notice to Borrower, notify any or all Account Debtors that the Accounts have been assigned to Administrative Agent for the benefit of Lenders and that Administrative Agent has a Security Interest therein for the benefit of Lenders, and Administrative Agent may direct, or Borrower, at Administrative Agent's request, shall direct, any or all Account Debtors to make all payments upon the Accounts directly to Administrative Agent for the benefit of Lenders.

Entry Upon Premises and Access to Information. Upon the occurrence and during the continuance of an Event of Default, Administrative Agent may (or shall at the direction of the Required Lenders) (i) enter upon the premises leased or owned by Borrower where Collateral is located (or is believed to be located) without any obligation to pay rent to Borrower, or any other place or places where Collateral is believed to be located, (ii) render Collateral usable or saleable, (iii) remove Collateral therefrom to the premises of Administrative Agent or any agent of Administrative Agent for such time as Administrative Agent may desire in order effectively to collect or liquidate Collateral; (iv) take possession of, and make copies and abstracts of, Borrower's original books and records, obtain access to Borrower's data processing equipment, computer hardware and software relating to any of the Collateral and use all of the foregoing and the information contained therein in any manner Administrative Agent deems appropriate in connection with the exercise of Administrative Agent's rights; and (v) notify postal authorities to change the address for delivery of Borrower's mail to an address designated by Administrative Agent and to receive, open and process all mail addressed to Borrower.

Completion of Uncompleted Inventory Items. Upon the occurrence and during the continuance of an Event of Default, Administrative Agent may (or shall at the direction of the Required Lenders) request that Borrower, and Borrower shall upon such request, use Borrower's reasonable efforts to obtain the consent of its and any other Covered Person's customers to the completion (before or after foreclosure by Administrative Agent of its security interest therein) of the manufacture of all uncompleted Inventory items that Borrower or any other Covered Person was manufacturing for such customers pursuant to contracts or accepted purchase orders, and the commitment by such customers to purchase such items upon their completion as provided in the relevant contracts or accepted purchase orders. Borrower shall, as an uncompensated agent for Lenders, complete or cause to be completed the manufacture and shipment of all such items as provided in the relevant contracts or accepted purchase orders if Administrative Agent so directs.

Borrower's Obligations. Upon the occurrence and during the continuance of an
                  Event of Default, Borrower shall, if Administrative Agent so requests, assemble all the movable tangible Collateral and make it available to Administrative Agent at a place or places to be designated by Administrative Agent in its discretion.

Secured Party Rights. Upon the occurrence and during the continuance of an Event of Default:

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Administrative Agent may (and at the direction of the Required Lenders shall)
                  exercise any or all of its rights under the Security Documents as a secured party under the UCC and any other applicable Law; and

Administrative Agent may sell or otherwise dispose of any or all of the
                  Collateral at public or private sale in a commercially reasonable manner, which sale Administrative Agent may postpone from time to time by announcement at the time and place of sale stated in the notice of sale or by announcement at any adjourned sale without being required to give a new notice of sale, all as Administrative Agent deems advisable, for cash or credit. A Lender may become the purchaser at any such sale if permissible under applicable Law, and Borrower agrees that such Lender has no obligation to preserve rights to Collateral against prior parties or to marshal any Collateral for the benefit of any Person. Borrower agrees that if Administrative Agent conducts a private sale of any Collateral by requesting bids from five or more dealers, distributors, or lessors in that type of Collateral, any sale by Administrative Agent of such Collateral, in bulk or in parcels, to the bidder submitting the highest cash bid therefor, which occurs within 120 days of the later to occur of (a) Administrative Agent taking possession and control of such Collateral, or (b) Administrative Agent being otherwise authorized or permitted to sell such Collateral, is a commercially reasonable sale of such Collateral under the UCC. Borrower further agrees that 10 (ten) or more days prior written notice will be commercially reasonable notice of any public or private sale. Borrower agrees that the purchase of any Collateral by a Vendor, as provided in any agreement between Administrative Agent and the Vendor or GECDF and Vender, is a commercially reasonable disposition and private sale of such Collateral under the UCC, and no request for bids shall be required. Borrower irrevocably waives any requirement that Administrative Agent retain possession and not dispose of any Collateral until after an arbitration hearing, arbitration award, confirmation, trial or final judgment. If Administrative Agent disposes of any such Collateral other than as herein contemplated, the commercial reasonableness of such disposition will be determined in accordance with the Laws of the State governing this Agreement.

Joint and Several.

                  Each Obligation and liability of Borrower to Administrative Agent, Letter of Credit Issuer, and each Lender, including the Loan Obligations, are the joint and several obligations of Borrower, and Administrative Agent, Letter of Credit Issuer, and any Lender may proceed directly against any Borrower, or all Borrowers, or any Guarantor, or any Collateral, or all of the foregoing, or any one of the foregoing or any combination of the foregoing, without first proceeding against Borrower or any Collateral, or without joining all Persons liable or potentially liable for any portion of the Loan Obligations in one action. Borrower shall be jointly and severally liable as primary obligor and not merely as surety for repayment of all Loan Obligations arising under the Loan Documents. Such joint and several liability shall apply to Borrower regardless of whether any Advance was only requested by or on behalf of or made to any other Borrower or the proceeds of any Advance were used only by or on behalf of any other Borrower or any indemnification Obligation or any other Obligation arose only as a result of the action of any other Borrower. If any

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                  Borrower makes a payment in respect of the Loan Obligations hereunder and under the other Loan Documents, it shall have the rights of contribution described in this Section below against the other Borrower or Borrowers; provided that such Borrower shall not exercise its right of contribution until all of the Loan Obligations are fully and indefeasibly paid and satisfied, and the Facilities are terminated, no Letters of Credit are outstanding and the Letter of Credit Exposure is zero and Lenders have no further obligation to extend credit to or for the account of any Borrower; provided, however, that Administrative Agent is hereby granted, for the benefit of the Lenders, a Security Interest in such right of contribution and may enforce such right during an Existing Default. It is the intent of Borrower, Administrative Agent, Letter of Credit Issuer and the Lenders that Borrower's maximum obligation to repay the Loan Obligations hereunder and under the other Loan Documents (the Loan Obligation Limit) shall not exceed the greater of (i) the amount actually borrowed or received directly or indirectly by such Borrower with respect thereto and (ii) the amount which is $1.00 less than the amount which, if recorded by such Borrower as a liability, would render such Borrower not Solvent. To the extent that any Borrower makes a payment on any of the Loan Obligations (a "Loan Obligation Payment"), such Borrower (the "Entitled Borrower") is entitled to contribution and indemnification from, and reimbursement by, each other Borrower (a "Contributing Borrower") in the amount of the Contribution Obligation of such Contributing Borrower hereunder. The "Contribution Obligation" of a Contributing Borrower with respect to the Loan Obligation Payment of an Entitled Borrower is an amount equal to the greater of (1) the lesser of (x) such Contributing Borrower's Loan Obligation Limit at the time the Loan Obligation Payment is made and (y) such Contributing Borrower's Allocable Share of the Loan Obligation Payment, and (2) the amount of all proceeds from the Loan Obligations actually received by such Contributing Borrower or applied by the recipient thereof directly or indirectly for the benefit of such Contributing Borrower, less the sum of any repayments thereof and any Loan Obligation Payments made by such Contributing Borrower prior to the time the applicable Loan Obligation Payment is made. The "Allocable Share" of a Contributing Borrower is a fraction, the numerator of which is such Contributing Borrower's Loan Obligation Limit at the time the applicable Loan Obligation Payment is made and the denominator of which is the sum of the Loan Obligation Limits of all of the Contributing Borrowers (plus a similarly computed amount for any Guarantor which has a similar obligation to make a contribution) as of such time.

Miscellaneous. During an Existing Default, Administrative Agent or Lenders may
                  (and Administrative Agent shall at the direction of the Required Lenders) exercise any other rights and remedies available to Administrative Agent or Lenders under the Loan Documents or otherwise available to Administrative Agent or Lenders at law or in equity.

Application of Funds. Any funds received by Lenders or Administrative Agent for the benefit of Lenders with respect to any Loan Obligation after its Maturity or acceleration thereof, including proceeds of Collateral, shall be applied as follows: (i) first, to reimburse Lenders based on their respective pro-rata shares for any amounts due to Lenders under
         Section 0; (ii) second, to reimburse to Administrative Agent all unreimbursed costs and expenses paid or incurred by Administrative Agent that are payable or reimbursable by Borrower hereunder; (iii) third, to reimburse to Lenders based on their respective pro-rata shares for unreimbursed costs and expenses paid or incurred by Lenders (including costs and expenses incurred by Administrative Agent as a Lender that are not reimbursable as provided in the preceding clause) that are payable or reimbursable by Borrower hereunder; (iv) fourth, to the payment of interest accrued on the Loans to each of Lenders based

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         on their respective pro-rata shares; (v) fifth, pari passu to (a) the payment of the Loans of each of Lenders, in such order as each Lender determines in its absolute discretion (b) to the payment of Interest/Currency Hedge Obligations; and (c) to Letter of Credit Issuer as cash collateral for the Letter of Credit Exposure; and (vi) sixth, to the payment of the other Loan Obligations based on each Lender's respective pro-rata shares. Any remaining amounts shall be applied to payment of all the Obligations to Administrative Agent. Any further remaining amounts shall be paid to Borrower or such other Persons as shall be legally entitled thereto. Except as expressly provided otherwise herein, Lenders may apply, and reverse and reapply, payments and proceeds of the Collateral to the Loan Obligations in such order and manner as Lenders determine in their absolute discretion. Borrower hereby irrevocably waives the right to direct the application of payments and proceeds of the Collateral. Notwithstanding the foregoing, Administrative Agent and the Lenders may, with respect to the Aggregate Floorplan Loan Facility apply: (i) at any time, payments to reduce finance charges first and then principal, regardless of Borrower's instructions; and (ii) principal payments to the oldest (earliest) invoice for Collateral financed by Administrative Agent and Lenders under the Aggregate Floorplan Loan Facility (including the Interim Floorplan Loan Facility), but, in any event, all principal payments will first be applied to such Collateral financed by Administrative Agent and Lenders under the Aggregate Floorplan Loan Facility (including the Interim Floorplan Loan Facility) which is sold, lost, stolen, damaged, rented, leased, or otherwise disposed of or unaccounted for.

Limitation of Liability; Waiver. Administrative Agent and Lenders shall not be liable to Borrower as a result of any commercially reasonable possession, repossession, collection or sale by Administrative Agent of Collateral; and Borrower hereby waives all rights of redemption from any such sale and the benefit of all valuation, appraisal and exemption Laws. If Administrative Agent seeks to take possession of any of the Collateral by replevin or other court process, Borrower hereby irrevocably waives (i) the posting of any bonds, surety and security relating thereto required by any statute, court rule or otherwise as an incident to such possession, (ii) any demand for possession of the Collateral prior to the commencement of any suit or action to recover possession thereof, (iii) any requirement that Administrative Agent retain possession and not dispose of any Collateral until after trial or final judgment, and (iv) to the extent permitted by applicable Law, all rights to notice and hearing prior to the exercise by Administrative Agent of Administrative Agent's right to repossess the Collateral without judicial process or to replevy, attach or levy upon the Collateral without notice or hearing. Administrative Agent shall have no obligation to preserve rights to the Collateral or to marshal any Collateral for the benefit of any Person.

Notice. Any notice of intended action required to be given by Administrative
         Agent (including notice of a public or private sale of Collateral), if given as provided in Section 0 at least 10 days prior to such proposed action, shall be effective and constitute reasonable and fair notice to Borrower.

Administrative Agent and Lenders.
---------------------------------
Appointment, Powers, and Immunities. GECDF is hereby appointed Administrative
         Agent hereunder and under each of the other Loan Documents. Each Lender hereby irrevocably appoints and authorizes Administrative Agent to act as its agent under this Agreement and the other Loan Documents with such powers and discretion as are specifically delegated to Administrative Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Administrative Agent (which term as used in this sentence and in Section 0 and the first sentence of Section 0 hereof shall include its Affiliates and its own and its Affiliates' officers, directors,

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         employees, representatives, and agents): (i) shall not have any duties or responsibilities except those expressly set forth in this Agreement and shall not be a trustee or fiduciary for any Lender; (ii) shall not be responsible to the Lenders for any recital, statement, representation, or warranty (whether written or oral) made in or in connection with any Loan Document or any certificate or other document referred to or provided for in, or received by any of them under, any Loan Document, or for the value, validity, effectiveness, genuineness, enforceability, or sufficiency of any Loan Document, or any other document referred to or provided for therein or for any failure by any Covered Person or any other Person to perform any of its obligations thereunder; (iii) shall not be responsible for or have any duty to ascertain, inquire into, or verify the performance or observance of any covenants or agreements by any Covered Person or the satisfaction of any condition or to inspect the property (including the books and records) of any Covered Person or any of its Subsidiaries or Affiliates; (iv) unless directed in writing by the Required Lenders, shall not be required to initiate or conduct any litigation or collection proceedings under any Loan Document (other than normal collection procedures from the Lockboxes); and (v) shall not be responsible for any action taken or omitted to be taken by it under or in connection with any Loan Document, except for its own gross negligence or willful misconduct. Administrative Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care.

Reliance by Administrative Agent. Administrative Agent shall be entitled to rely upon any certification, notice, instrument, writing, or other communication (including any thereof by telephone or telecopy) believed by it to be genuine and correct and to have been signed, sent or made by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel (including counsel for any Covered Person), independent accountants, and other experts selected by Administrative Agent. Administrative Agent may deem and treat the payee of any Note as the holder thereof for all purposes hereof unless and until Administrative Agent receives and accepts an Assignment and Acceptance executed in accordance with this Agreement. As to any matters not expressly provided for by this Agreement, Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding on all of the Lenders; provided, however, that Administrative Agent shall not be required to take any action that exposes Administrative Agent to personal liability or that is contrary to any Loan Document or applicable Law or unless it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking any such action.

Employment of Administrative Agents and Counsel. Administrative Agent may execute any of its duties hereunder by or through employees, agents, and attorneys-in-fact and shall not be liable to any Lender, except with respect to money or securities received by it or such agents or attorneys-in-fact, for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. Administrative Agent shall be entitled to advice of counsel concerning all matters pertaining to the agency hereby created and its duties hereunder and shall not be liable to any Lender for acting or failing to act as advised by such counsel, except where doing so violates an express obligation of Administrative Agent under the Loan Documents.

Defaults. Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of a Default or Event of Default unless Administrative Agent has received written notice from a Lender or Borrower specifying such Default or Event of Default and stating that such notice is a "Notice of Default". If Administrative Agent receives such a written notice of the occurrence of a Default or Event of

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         Default, Administrative Agent shall promptly give notice thereof to the
         Lenders. Administrative Agent shall (subject to Section 0 hereof) take such action with respect to such Default or Event of Default as shall be directed by the Required Lenders, provided that, unless and until Administrative Agent shall have received such directions, Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interest of the Lenders.

Rights as Lender. With respect to its Facilities and the Loans made by it, GECDF
         (and any successor acting as Administrative Agent) in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as Administrative Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include Administrative Agent in its individual capacity as a Lender. GECDF (and any successor acting as Administrative Agent) and its Affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to, make investments in, provide services to, and generally engage in any kind of lending, trust, or other business with any Covered Person or any of its Subsidiaries or Affiliates or any Guarantor as if it were not acting as Administrative Agent, and GECDF (and any successor acting as Administrative Agent) and its Affiliates may accept fees and other consideration from any Covered Person or any of its Subsidiaries or Affiliates or any Guarantor for services in connection with this Agreement or otherwise without having to account for the same to Lenders.

Indemnification. The Lenders agree to reimburse and indemnify Administrative
         Agent (to the extent not reimbursed under the terms of Section 0, but without limiting the obligations of Borrower under such Section) in accordance with their respective pro-rata shares, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including reasonable attorneys' fees), or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against Administrative Agent (including by any Lender) in any way relating to or arising out of any Loan Document or the transactions contemplated thereby or any action taken or omitted by Administrative Agent under any Loan Document; provided that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Person to be indemnified. Without limitation of the foregoing, each Lender agrees to reimburse Administrative Agent promptly upon demand for its pro-rata share of any costs or expenses payable by Borrower to Administrative Agent under this Agreement or the other Loan Documents, to the extent that Administrative Agent is not promptly reimbursed for such costs and expenses by Borrower. If Lenders reimburse Administrative Agent and Administrative Agent subsequently receives reimbursement from Borrower, Administrative Agent shall promptly remit to the Lenders (without interest) their pro-rata share of such reimbursement received from Borrower. The agreements contained in this Section shall survive payment in full of the Loans and all other amounts payable under this Agreement and the termination of the Facilities. If Administrative Agent is for any reason compelled to surrender any payment or any proceeds of the Collateral because such payment or the application of such proceeds is for any reason invalidated, declared fraudulent, set aside, or determined to be void or voidable as a preference, an impermissible set-off, or a diversion of trust funds, then this Agreement and the Loan Obligations to which such payment or proceeds was applied or intended to be applied shall be revived as if such application was never made, and to the extent Administrative Agent has been compelled to surrender any such payment or proceeds which have been distributed by Administrative Agent to a Lender and Borrower has not repaid such amounts immediately upon demand by Administrative Agent, such Lender shall be liable to pay to Administrative Agent the amount of any such payments or proceeds so

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         received by Lender and surrendered by Administrative Agent, and shall indemnify Administrative Agent for and hold Administrative Agent harmless from any loss with respect to payments or proceeds received by such Lender and surrendered by Administrative Agent.

Notification of Lenders. Each Lender agrees to use commercially reasonable efforts (but no Lender shall have liability to any other Lender or Administrative Agent for failure to use such commercially reasonable efforts, unless such failure is due to a Lender's willful misconduct in not using such commercially reasonable efforts), upon becoming actually aware of anything which has or is reasonably likely to have a Material Adverse Effect on any Covered Person, including any Guarantor, to promptly notify Administrative Agent thereof. Administrative Agent shall promptly deliver to each Lender copies of every written notice, demand, report (including any financial report), or other writing which Administrative Agent gives to or receives from Borrower or any Lender, or of which Administrative Agent, in its capacity as a Lender otherwise becomes actually aware, and which itself (a) constitutes, or which contains information about, something that has or is reasonably likely to have a Material Adverse Effect on any Covered Person, including any Guarantor, or (b) is otherwise delivered to Administrative Agent by Borrower pursuant to the Loan Documents and is deemed material information by Administrative Agent in its sole discretion. Any Lender may specifically request certain information regarding any Covered Person which it reasonably believes is in the possession of Administrative Agent. Administrative Agent and its directors, officers, agents, and employees shall have no liability to any Lender for failure to deliver any such item to such Lender unless the failure constitutes gross negligence or willful misconduct.

Non-Reliance on Agent and Other Lenders. Each Lender agrees that it has, independently and without reliance on Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Covered Persons and their Subsidiaries and the Guarantors and its own decision to enter into this Agreement and that it will, independently and without reliance upon Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under the Loan Documents. Except for notices, reports, and other documents and information expressly required to be furnished to the Lenders by Administrative Agent hereunder, Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition, or business of any Covered Person or any of its Subsidiaries or Affiliates or any of the Guarantors that may come into the possession of Administrative Agent or any of its Affiliates.

Resignation. Administrative Agent may resign at any time by giving notice thereof to the Lenders and Borrower. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Administrative Agent. Effective with such resignation, the resigning Administrative Agent shall assign (at Borrower's sole cost and expense) all Security Interests in the Collateral, security documents and UCC filings, and do all other things reasonably necessary so as to assign and transfer the Security Interests in the Collateral (including, all documents effectuating or evidencing such Security Interests) to any successor Administrative Agent. The successor Administrative Agent appointed by the Required Lenders shall be a Lender. If no successor Administrative Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent's giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent which shall be a

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         commercial bank or other financial institution organized under the laws of the United States or any state thereof having combined capital and surplus of at least $300,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor, such successor shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges, and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Section shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.

Collections and Distributions to Lenders by Administrative Agent. Except as otherwise provided in this Agreement, including the other provisions of this Agreement pertaining to interest in the Floorplan Loans and the Interim Floorplan Loans and the provisions of Section 0 pertaining to the suspension or reduction of payments of principal and interest to the Lenders under certain circumstances, all payments of interest, fees, principal and other amounts received by Administrative Agent for the account of Lenders shall be distributed by Administrative Agent to Lenders in accordance with their pro-rata shares of the outstanding Loan Obligations at the time of such distribution by wire transfer of same day funds to Lenders as provided in this Agreement (or entirely to Administrative Agent in the case of payments of interest, fees or principal with respect to the Swingline Loan) on the Settlement Date following the date when received, unless received after 12:00 noon (Local Time) on a Settlement Date, in which case they shall be so distributed by 12:00 noon (Local Time) on the next Settlement Date. All amounts received by any Lender on account of the Loan Obligations, including amounts received by way of setoff, shall be paid over promptly to Administrative Agent for distribution to Lenders as provided above in this Section. Such distributions shall be made according to instructions that each Lender may give to Administrative Agent from time to time.

Provision Regarding Payments. Lenders agree that the Lenders shall be obligated to make any required purchase and or sale from another Lender on a Settlement Date or required reimbursement to Administrative Agent following the termination of the Lenders obligations to make Advances under Sections 0 (A) and (B) of this Agreement. The parties acknowledge and agree that the provisions of this Section 0 are solely for the benefit of Administrative Agent and the Lenders and not for Borrower or any other Person.

General.
--------
Lenders' Right to Cure. Administrative Agent or any Lender may (but shall not be obligated to), from time to time, in its absolute discretion, for Borrower's account and at Borrower's expense, pay (or, with the consent of Required Lenders, make a Revolving Loan Advance, or Floorplan Loan Advance to pay) any amount or do any act required of Borrower hereunder or requested by Administrative Agent or Required Lenders to preserve, protect, maintain or enforce the Loan Obligations, the Collateral or Administrative Agent's Security Interests therein for the benefit of Lenders, and which Borrower fails to pay or do, including payment of any judgment against Borrower, insurance premium, Taxes, warehouse charge, finishing or processing charge, landlord's claim, and any other Security Interest upon or with respect to the Collateral. All payments that Lenders make pursuant to this Section and all out-of-pocket costs and expenses that Lenders pay or incur in connection with any action taken by them hereunder shall be a part of the Loan Obligations, the repayment of which shall be secured by the Collateral. Any payment made or other action taken by Lenders pursuant to this Section shall be without prejudice to any right to assert an Event of Default hereunder and to pursue Lender's other rights and remedies with respect thereto.

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Rights Not Exclusive. Every right granted to Administrative Agent and Lenders hereunder or under any other Loan Document or allowed to it at law or in equity shall be deemed cumulative and may be exercised from time to time.

Survival of Agreements. All covenants and agreements made herein and in the other Loan Documents shall survive the execution and delivery of this Agreement, the Notes and other Loan Documents and the making of every Advance. All agreements, obligations and liabilities of Borrower under this Agreement concerning the payment of money to Administrative Agent and Lenders, including Borrower's obligations under Sections 0 and 0, but excluding the obligation to repay the Loans and interest accrued thereon, shall survive the repayment in full of the Loans and interest accrued thereon, whether or not indefeasible, the return of the Notes to Borrower and the termination of the Facilities.

Assignments.

Permitted Assignments. At any time after the Execution Date, any Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of the Notes payable to it, its Facilities and its Loans), provided that the terms of assignment satisfy the following requirements:

  Administrative Agent shall have accepted the assignment, which acceptance shall not be unreasonably withheld; provided, however, that if the Facilities have been terminated and the Loan Obligations accelerated by the Required Lenders, then Administrative Agent's consent shall not be required; and provided further, however an assignment from a Lender to an Affiliate of such Lender shall not require the prior written acceptance of Administrative Agent, but such Lender shall give prior written notice of such assignment to Administrative Agent and such assignment shall otherwise be subject to all of the terms and provisions of this Section and this Agreement.

  Each such assignment shall be of a constant, and not a varying, percentage of all of the assigning Lender's rights and obligations under this Agreement.

  For each assignment involving the issuance and transfer of Notes, the assigning Lender shall execute an Assignment and Acceptance in the form of Exhibit 0 together with any Note subject to such assignment and a processing fee of $4,000.

  The minimum Facility which shall be assigned (which shall include the applicable portion of the assigning Lender's
                           Revolving Loan Facility, and Floorplan Loan Facility and the Letter of Credit Facility, (and in the case of Administrative Agent, the Swingline Facility and the Interim Floorplan Loan Facility)) is Five Million Dollars ($5,000,000) or such lesser amount which constitutes such Lender's entire Facility; provided, however, that no such minimum shall apply between a Lender and its Affiliates, or between one Lender and another Lender or to an assignment of all of a Lender's rights and obligations under this Agreement.

The assignee shall have an office located in the United States and is otherwise an Eligible Assignee.

                  Upon execution, delivery, and acceptance of such Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of such assignment, have the obligations, rights, and benefits of a Lender hereunder and the assigning Lender shall, to the extent of such assignment, relinquish its rights and be released from its obligations

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                  under this Agreement. Upon the consummation of any assignment pursuant to this Section, the assignor, Administrative Agent and Borrower shall make appropriate arrangements so that, if required, new Notes are issued to the assignor and the assignee. If the assignee is not incorporated under the Laws of the United States or a State thereof, it shall deliver to Borrower and Administrative Agent certification as to the exemption from deduction or withholding of Taxes in accordance with Section 0.

Register; Consequences and Effect of Assignments.

  From and after the effective date specified in any Assignment and Acceptance, the assignee shall be deemed and treated as a party to this Agreement and, to the extent that rights and obligations hereunder and under the Notes held by the assignor have been assigned or negotiated to the assignee pursuant to such Assignment and Acceptance, to have the rights and obligations of a Lender hereunder as fully as if such assignee had been named as a Lender in this Agreement and of a holder of such Notes, and the assignor shall, to the extent that rights and obligations hereunder or under such Notes have been assigned or negotiated by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its future obligations under this Agreement.

  By executing and delivering an Assignment and Acceptance, the assignor thereunder and the assignee confirm to and agree with each other and the other parties hereto substantially as follows: (i) the assignment made under such Assignment and Acceptance is made without recourse;
                           (ii) such assignor makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Covered Person or Guarantor or the performance or observance by any Covered Person or Guarantor of any of its Loan Obligations; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the Financial Statements and such other Loan Documents and other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon Administrative Agent, such assignor, or any other Lender, and based on such documents and information as it deems appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee appoints and authorizes Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to Administrative Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto; and (vi) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender and a holder of a Note.

  Administrative Agent shall maintain at its address referred to herein a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Facility of, and principal amount of Loans owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and

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                           binding for all purposes, absent manifest error, and
                           Borrower, Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice. Upon its receipt of an Assignment and Acceptance executed by the parties thereto, together with any Note subject to such assignment and payment of the processing fee, Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit 0 hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and
                           (iii) give prompt notice thereof to the parties thereto and to Borrower.

Administrative Agent to Retain Copies of Assignments and Acceptances.
                  Administrative Agent shall maintain a copy of each Assignment and Acceptance delivered to and accepted by it.

Notice to Borrower of Assignment. Upon its receipt of an Assignment and
                  Acceptance executed by an assigning Lender, if Administrative Agent accepts the assignment contemplated thereby, Administrative Agent shall give prompt notice thereof to Borrower. Borrower shall execute and deliver replacement Notes to the assignor and assignee as requested by Administrative Agent and necessary to give effect to the assignment. If Borrower fails or refuses to execute and deliver such replacement Notes, Administrative Agent may, as agent and attorney-in-fact for Borrower, execute and deliver such replacement Notes on behalf of Borrower. Borrower hereby appoints Administrative Agent as its agent and attorney-in-fact for such purpose and acknowledges that such power is coupled with an interest and therefore irrevocable until the Loan Obligations have been indefeasibly paid in full in cash and the Facilities have terminated. Administrative Agent shall not have any liability to Borrower or anyone else, including any Lender, as a consequence of exercising the power granted to Administrative Agent in the foregoing sentence in any instance.

Assignment to Federal Reserve Bank. Notwithstanding any other provision set forth in this Agreement, any Lender may at any time assign and pledge all or any portion of its Loans and its Notes to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank. No such assignment shall release the assigning Lender from its obligations hereunder.

Information. Subject to the terms and conditions of Section 0, any Lender or
                  Administrative Agent may furnish any information concerning Borrower or any of its Subsidiaries in the possession of such Lender or Administrative Agent, as the case may be, from time to time to assignees, Affiliates or participants (including prospective assignees and participants).

Sale of Participations. Each Lender may sell participations to one or more
                  Persons (other than Borrower or an Affiliate of Borrower) in all or a portion of its rights and obligations under this Agreement; provided, however, that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the participant shall be entitled to the benefit of the right of setoff contained in this Agreement, (iv) the amount of the participation shall be in a minimum amount of $5,000,000 or such lesser amount which constitutes such Lender's entire

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                  Facility, and (v) Borrower, the other Lenders and
                  Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, and such Lender shall retain the sole right to enforce the obligations of Borrower relating to its Loans, its Notes and its funding of Advances and to approve any amendment, modification, or waiver of any provision of this Agreement (other than amendments, modifications, or waivers that forgives the amount of principal of the Loans). Notwithstanding the foregoing, the sale of any such participations which would require Borrower to file a registration statement with the Securities and Exchange Commission or under the securities Laws of any State shall not be permitted; provided that any Lender may sell such participations as it may be required to do under any applicable Law or as otherwise instructed to do so by any Governmental Authority.

Payment of Expenses. Borrower agrees to pay or reimburse to Administrative Agent all of Administrative Agent's reasonable out-of-pocket costs incurred in connection with Administrative Agent's due diligence review before execution of the Loan Documents; the negotiation and preparation of proposals, any proposal letter, term sheet and the Loan Documents; the syndication of the Loans; the administration of this Agreement, the Loan Documents and the Loans; the perfection of Administrative Agent's Security Interests in the Collateral; the interpretation of any of the Loan Documents; the enforcement of Administrative Agent's rights and remedies under the Loan Documents after a Default or Event of Default; any amendment of or supplementation to any of the Loan Documents; and any waiver, consent or forbearance with respect to any Default or Event of Default. Administrative Agent's reasonable out-of-pocket costs may include to the extent they are actually paid or incurred by Administrative Agent: title insurance fees and premiums; the cost of searches for Security Interests existing against Covered Persons or Guarantors; recording and filing fees and taxes; appraisal fees; examination and audit fees; environmental consultant fees; litigation costs; and all attorneys' and paralegals' expenses and reasonable fees. Attorneys' and paralegals' expenses may include filing charges; telephone, data transmission, facsimile and other communication costs; courier and other delivery charges; and photocopying charges. Litigation costs may include filing fees, deposition costs, expert witness fees, expenses of service of process, and other such costs paid or incurred in any administrative, arbitration, or court proceedings involving a Lender and any Covered Person, including proceedings under the Bankruptcy Code. In addition, Borrower shall pay to Administrative Agent, upon receipt of notification from Administrative Agent, Administrative Agent's customary fees to send or receive electronic transfers of funds. All costs and fees which Borrower is obligated to pay or reimburse Administrative Agent are Loan Obligations payable to Administrative Agent and are payable on demand by Administrative Agent.

General Indemnity.

  Borrower agrees to indemnify and hold harmless Administrative Agent, each
                  Lender, the Letter of Credit Issuer and each of their Affiliates and their respective officers, directors, employees, attorneys, representatives, agents, and advisors (each, an "Indemnified Party") from and against any and all claims, damages, losses, liabilities, costs, and expenses (including reasonable attorneys' fees) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of (including in connection with any investigation, litigation, or proceeding or preparation of defense in connection therewith) the Loan Documents, the Acquisition Documents, any of the transactions contemplated herein or the actual or proposed use of the proceeds of the Loans (including any

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                  payments made by Administrative Agent to any Person (other than Borrower) who is a party to any blocked account, lockbox agreement, bailee letter, landlord waiver or other similar agreement, including any indemnity payments by Administrative Agent thereunder), or the manufacture, storage, transportation, release or disposal of any Hazardous Material on, from, over or affecting any of the Collateral or any of the assets, properties, or operations of any Covered Person or any predecessor in interest, directly or indirectly, except to the extent such claim, damage, loss, liability, cost, or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct. In the case of an investigation, litigation or other proceeding to which the indemnity in this Section applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by Borrower, its directors, shareholders or creditors or an Indemnified Party or any other Person or any Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated. Borrower agrees not to assert and agrees that it will not direct any other Covered Person to assert any claim against any Indemnified Party, on any theory of liability, for special, indirect, consequential, or punitive damages arising out of or otherwise relating to the Loan Documents, the Acquisition Documents any of the transactions contemplated herein or the actual or proposed use of the proceeds of the Loans. Borrower also agrees to pay, indemnify and hold harmless the Indemnified Parties for, from and against, and shall promptly reimburse the Indemnified Parties for, any and all claims, damages, liabilities, losses, costs and expenses (including reasonable attorneys' fees and expenses and amounts paid in settlement) incurred, paid or sustained by the Indemnified Parties, or enforcement by Administrative Agent of any of its rights with respect thereto, except to the extent such claim, damage, loss, liability, cost, or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct. Borrower shall pay, indemnify and hold harmless the Indemnified Parties for, from and against, and shall promptly reimburse the Indemnified Parties for, any and all claims, damages, liabilities, losses, costs and expenses (including reasonable attorneys' fees and expenses and amounts paid in settlement) incurred, paid or sustained by the Indemnified Parties, arising out of or relating to the Acquisition Documents or enforcement by Administrative Agent of any of its rights with respect thereto. Borrower covenants and agrees to assume liability for and to protect, indemnify and hold harmless Administrative Agent, the Letter of Credit Issuer and each of the Lenders from any and all liabilities, obligations, damages, penalties, claims, causes of action, costs, charges and expenses (including attorneys' fees), which may be incurred by, imposed or asserted against Administrative Agent, the Letter of Credit Issuer or any Lender, howsoever arising or incurred because of. out of or in connection with the disbursements of Revolving Loans, Swingline Loans, Interim Floorplan Loans, or Floorplan Loans in accordance with Section 0; provided, however, the liability of Borrowers pursuant to this indemnity shall not extend to any liability, obligation, damage, penalty, claim, cause of action, cost, charge or expense caused by or arising out of the gross negligence or willful misconduct of Administrative Agent, the Letter of Credit Issuer or the Lenders. Borrower: (i) is obligated to pay any Loan Obligation even if any Collateral is defective or fails to conform to any warranties extended by any third party; (ii) shall not assert against Administrative Agent, the Letter of Credit Issuer, any Lender or any other Indemnified Party any claim or defense Borrower has against any third party; and
                  (iii) indemnify and hold Administrative Agent, the Letter of Credit Issuer, any Lender and any other Indemnified Party harmless against all claims and defenses asserted by any buyer

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                  of the Collateral relating to the condition of, or any
                  representations regarding, any of the Collateral. Borrower irrevocably waives all rights of offset and counterclaims Borrower may have against Administrative Agent, the Letter of Credit Issuer or any Lender except counterclaims arising in the case of Administrative Agent's, the Letter of Credit Issuer's or any Lender's willful misconduct.

  The obligations of Borrower under this Section 0 shall survive the termination of the Facilities, the indefeasible full payment and satisfaction of all of the Loan Obligations, and the release of the Collateral. All amounts, obligations and liabilities referred to in Section 0 shall be deemed to be a part of the Loan Obligations and shall be paid to Administrative Agent on demand.

  To the extent that any of the indemnities required from Borrower under this
                  Section are unenforceable because they violate any Law or public policy, Borrower shall pay the maximum amount which it is permitted to pay under applicable Law.

  The foregoing indemnification shall not apply to the extent such liabilities and costs are determined to have resulted or been caused, in whole or in part, by the gross negligence or willful misconduct on the part of such Indemnified Party. THE FOREGOING INDEMNIFICATION SHALL APPLY WHETHER OR NOT SUCH LIABILITIES AND COSTS ARE IN ANY WAY OR TO ANY EXTENT CAUSED, IN WHOLE OR IN PART, BY ANY NEGLIGENT ACT OR OMISSION OF ANY KIND EXCEPT AS PROVIDED BY THE IMMEDIATELY PRECEDING SENTENCE.

  In exchange for, among other things, Administrative Agent's agreement to make any payments to any Person (other than Borrower or a Covered Person) who is a party to any blocked account, lockbox agreement, bailee letter, landlord waiver or other similar agreement entered into in connection herewith (including any indemnity payments by Administrative Agent thereunder, collectively, "Third Person Reimbursement Agreements"), Borrower hereby releases, discharges and acquits forever Administrative Agent and each Lender and any of their respective officers, directors, servants, agents, employees and attorneys, past, present and future, from any and all claims, demands and causes of action, of whatever nature, whether in contract or tort, accrued or to accrue, contingent or vested, known or unknown, running in favor of Borrower or any Covered Person arising out of or relating to such Third Person Reimbursement Agreements.

Letters of Credit. Borrower assumes all risks of the acts or omissions of any beneficiary of any of the Letters of Credit. Neither Letter of Credit Issuer, Administrative Agent, any Lender nor any of their respective directors, officers, employees, agents, or representatives shall be liable or responsible for: (a) the use which may be made of any of the Letters of Credit or for any acts or omissions of beneficiary in connection therewith; (b) the validity, sufficiency or genuineness of documents, or of any endorsement(s) thereon, even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged; (c) payment by the Letter of Credit Issuer against presentation of documents which, on their face, appear to comply with the terms of any Letter of Credit, even though such documents may fail to bear any reference or adequate reference to any such Letter of Credit; or (d) any other circumstances whatsoever in making or failing to make payment under any Letter of Credit in connection with which Letter of Credit Issuer would, pursuant to the Uniform Customs and Practices for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500 (as amended from time to time), be absolved from liability. In furtherance and not in

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         limitation of the foregoing, Letter of Credit Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary.

Changes in Accounting Principles. If any Covered Person, at the end of its fiscal year and with the concurrence of its independent certified public accountants, changes the method of valuing the Inventory of such Covered Person, or if any other changes in accounting principles from those used in the preparation of any of the Financial Statements are required by or result from the promulgation of principles, rules, regulations, guidelines, pronouncements or opinions by the Financial Accounting Standards Board or the American Institute of Certified Public Accountants (or successors thereto or bodies with similar functions), and any of such changes result in a change in the method of calculation of, or affect the results of such calculation of, any of the financial covenants, standards or terms found herein, then the parties hereto agree to enter into and diligently pursue negotiations in order to amend such financial covenants, standards or terms so as to equitably reflect such changes, with the desired result that the criteria for evaluating the financial condition and results of operations of such Covered Person shall be the same after such changes as if such changes had not been made; provided, however, that until such amendments are made, (i) all financial covenants herein and all the provisions hereof which contemplate financial calculation hereunder shall remain in full force and effect and (ii) in connection therewith, no effect shall be given hereunder to the one or more changes in accounting principles .

Loan Records. The date and amount of all Advances to Borrower and payments of amounts due from Borrower under the Loan Documents will be recorded in the records that Administrative Agent normally maintains for such types of transactions. The failure to record, or any error in recording, any of the foregoing shall not, however, affect the obligation of Borrower to repay the Loans and other amounts payable under the Loan Documents. Borrower shall have the burden of proving that such records are not correct. Borrower agrees that Administrative Agent's and any Lender's books and records showing the Loan Obligations and the transactions pursuant to this Agreement shall be admissible in any action or proceeding arising therefrom, and shall constitute prima facie proof thereof, irrespective of whether any Loan Obligation is also evidenced by a promissory note or other instrument. Absent manifest error, any statement sent by Administrative Agent or a Lender to a Covered Person shall be deemed correct, accurate and binding on Borrower and an account stated (except for reversals and reapplications of payments as provided in Section 0 and corrections of errors discovered by Administrative Agent or a Lender), unless Borrower notifies Administrative Agent in writing to the contrary within 60 days after such statement is rendered. In the event a timely written notice of objections is given by Borrower, only the items to which exception is expressly made will be considered to be disputed by Borrower.

Other Security and Guaranties. Administrative Agent or any Lender may, without notice or demand and without affecting Borrower's obligations hereunder, from time to time, for the benefit of the other Lenders and Administrative Agent (based upon each Lender's pro-rata share): (a) take from any Person and hold collateral (other than the Collateral) for the payment of all or any part of the Loan Obligations and exchange, enforce and release such collateral or any part thereof; and
         (b) accept and hold any endorsement or Guaranty of payment of all or any part of the Loan Obligations and release or substitute any such endorser or Guarantor, or any Person who has given any Security Interest in any other collateral as security for the payment of all or any part of the Loan Obligations, or any other Person in any way obligated to pay all or any part of the Loan Obligations.

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Loan Obligations Payable in Dollars. All Loan Obligations shall be payable only in Dollars. If, however, to obtain a judgment in any court it is necessary to convert a Loan Obligation payable in Dollars into another currency, the rate of exchange used shall be that at which Administrative Agent, using its customary procedures, could purchase Dollars with such other currency in New York, New York on the Business Day immediately preceding the day on which such judgment is rendered. If any sum in another currency is paid to a Lender or received by a Lender and applied to a Loan Obligation payable in Dollars, such Loan Obligation shall be deemed paid and discharged only to the extent of the amount of Dollars that Administrative Agent, using its customary procedures, is able to purchase in New York, New York with such sum on the Business Day immediately following receipt thereof. Borrower agrees to indemnify each Lender against any loss in Dollars that it may incur on such Loan Obligation as a result of such payment or receipt and application to such Loan Obligation.

Confidentiality. Administrative Agent may obtain from any Vendor any credit, financial or other information regarding Borrower that such Vendor may from time to time possess. Administrative Agent and each Lender agrees that it will use its commercially reasonable efforts not to disclose to third Persons any information that it obtains about Borrower or its operations or finances that are designated by Borrower in writing as confidential or that Borrower has advised Lenders in writing constitutes non-public information. Administrative Agent and any Lender may, however, disclose such information to their Affiliates, to each other, to each other's Affiliates, and to all of the officers, attorneys, auditors, accountants, bank examiners, agents and representatives of the foregoing who have a need to know such information in connection with the administration, interpretation or enforcement of the Loan Documents or the lending and collection activity contemplated therein or to the extent required by Law or a Governmental Authority. Administrative Agent or such Lender shall use their reasonable efforts to advise such Persons that such information is to be treated as confidential, but shall have no liability for failure to do so, unless such failure is grossly negligent or willful. Administrative Agent or any Lender may also disclose such information in any documents that it files in any legal proceeding or otherwise to pursue, enforce or preserve its rights under the Loan Documents. Administrative Agent may also disclose credit, financial, or other information on Borrower in Administrative Agent's possession to the Lenders, Vendors and potential Vendors, or any Persons liable for the Loan Obligations; provided, however, Administrative Agent will use its commercially reasonably efforts not to provide copies of Borrower's Financial Statements to any such Vendors or potential Vendors without Borrower's prior written consent, although if Administrative Agent does provide copies of Borrower's Financial Statements to any such Vendors or potential Vendors, it shall have no liability for such disclosure. Administrative Agent's and Lenders' non-disclosure obligation shall not apply to any information that (i) is disclosed to Administrative Agent or any Lender by a third Person not affiliated with or employed by Borrower who does not, to Administrative Agent's or such Lender's knowledge, have a commensurate duty of non-disclosure, or (ii) is or becomes publicly known other than as a result of disclosure by Administrative Agent or a Lender.

         Notwithstanding anything herein to the contrary, "information" shall not include, and Administrative Agent and each Lender may disclose to any and all Persons, without limitation of any kind, any information with respect to the "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to Administrative Agent or such Lender relating to such tax treatment and tax structure; provided that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other

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         information, this sentence shall only apply to such portions of the document or similar item that relate to the tax treatment or tax structure of the Loans, Letters of Credit and transactions contemplated hereby.

Binding Arbitration.
--------------------
Arbitrable Claims. Except as otherwise specified below, all actions, disputes, claims and controversies under common law, statutory law or in equity of any type or nature whatsoever, whether arising before or after the date of this Agreement and the Loan Documents, and whether directly or indirectly relating to: (a) this Agreement or any amendments, modifications, restatements, waivers, and addenda hereto, or the breach, invalidity or termination hereof; (b) any previous or subsequent agreement between or among Administrative Agent, Lenders, Borrower and any other Covered Person; (c) any act committed by Administrative Agent, Lenders or by any parent company, subsidiary or affiliated company of Administrative Agent or the Lenders (the "Lender Companies"), or by any employee, agent, officer or director of a Lender Company whether or not arising within the scope and course of employment or other contractual representation of the Lender Companies provided that such act arises under a relationship, transaction or dealing between Administrative Agent, any Lender, Borrower and any other Covered Person; or (d) any other relationship, transaction or dealing between or among, Administrative Agent, Lenders, Borrower and any Covered Person (collectively, for clauses (a) through and including
         (d), the "Disputes"), will be subject to and resolved by binding arbitration. Notwithstanding the foregoing, the parties agree that either party may pursue claims against the other that do not exceed Fifteen Thousand Dollars ($15,000) in the aggregate in a court of competent jurisdiction. Service of arbitration claims shall be acceptable if made by U.S. mail or overnight delivery to the address for the party described herein.

Administrative Body. All arbitration hereunder will be conducted in accordance with the Commercial Arbitration Rules of either: (a) The American Arbitration Association ("AAA"); or (b) United States Arbitration & Mediation ("USA&M"). The party first filing an arbitration claim shall designate which arbitration forum and rules are to be applied for all Disputes between the parties. The arbitration rules are found at www.adr.org for AAA, and at www.usam-midwest.com.for USA&M. AAA claims may be filed in any AAA office. Claims filed with USA&M shall be filed in their Midwest office located at 720 Olive Street, Suite 2020, St. Louis, Missouri 63101. All arbitrator(s) selected will be attorneys with at least five (5) years secured transactions experience. A panel of three arbitrators shall hear all claims exceeding One Million Dollars ($1,000,000), exclusive of interest, costs and attorneys' fees. The arbitrator(s) will decide if any inconsistency exists between the rules of the applicable arbitral forum and the arbitration provisions contained herein. If such inconsistency exists, the arbitration provisions contained herein will control and supersede such rules. The arbitrator shall follow the terms of this agreement and the applicable law, including the attorney-client privilege and the attorney work product doctrine.

Hearings. Each party hereby consents to a documentary hearing for all arbitration claims, by submitting the Dispute to the arbitrator(s) by written briefs and affidavits, along with relevant documents. However, arbitration claims will be submitted by way of an oral hearing if any party requests an oral hearing within thirty (30) days after service of the claim, and that party remits the appropriate amount for AAA's or USA&M's (as applicable) fees and arbitrator compensation within ten
         (10) days of the designated arbitration association's statement for payment of all fees and arbitrator compensation relating to the oral hearing. Each party agrees that failure to timely pay all fees and arbitrator compensation billed to the party requesting the oral hearing will be deemed such party's consent to submitting the Dispute to the arbitrator on documents and such party's waiver of its request for an oral hearing. The site of all oral arbitration hearings will be in the

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         Division of the Federal Judicial District in which the designated arbitration association maintains a regional office that is closest to Borrower.

Discovery. Discovery permitted in any arbitration proceeding commenced hereunder is limited as follows. No later than forty (40) days after the filing and service of a claim for arbitration, the parties in contested cases will exchange detailed statements setting forth the facts supporting the claim(s) and all defenses to be raised during the arbitration, and a list of all exhibits and witnesses. No later than twenty-one (21) days prior to the oral arbitration hearing, the parties will exchange a final list of all exhibits and all witnesses, including any designation of any expert witness(es) together with a summary of their testimony; a copy of all documents and a detailed description of any property to be introduced at the hearing. Under no circumstances will the use of interrogatories, requests for admission, requests for the production of documents or the taking of depositions be permitted. However, if of the designation of any expert witness(es), the following will occur: (i) all information and documents relied upon by the expert witness(es) will be delivered to the opposing party; (ii) the opposing party will be permitted to depose the expert witness(es); (iii) the opposing party will be permitted to designate rebuttal expert witness(es); and (iv) the arbitration hearing will be continued to the earliest possible date that enables the foregoing limited discovery to be accomplished.

Exemplary or Punitive Damages. The Arbitrator(s) will not have the authority to award exemplary or punitive damages.

Confidentiality of Awards. All arbitration proceedings, including testimony or evidence at hearings, will be kept confidential, although any award or order rendered by the arbitrator(s) pursuant to the terms of this Agreement may be confirmed as a judgment or order in any state or federal court of competent jurisdiction within the federal judicial district which includes the residence of the party against whom such award or order was entered. This Agreement concerns transactions involving commerce among the several states. The Federal Arbitration Act, Title 9 U.S.C. Sections 1 et seq., as amended ("FAA") will govern all arbitration(s) and confirmation proceedings hereunder.

Prejudgment and Provisional Remedies. Nothing herein will be construed to prevent Administrative Agent's, any Lender's, Borrower's or any Covered Person's use of bankruptcy, receivership, injunction, repossession, replevin, claim and delivery, sequestration, seizure, attachment, foreclosure, or any other prejudgment or provisional action or remedy relating to any Collateral for any current or future debt owed by either party to the other. Any such action or remedy will not waive Administrative Agent's, any Lender's, Borrower's or any Covered Person's right to compel arbitration of any Dispute.

Attorneys' Fees. If Administrative Agent, any Lender, Borrower or any Covered
         Person brings any other action for judicial relief with respect to any Dispute (other than those set forth in Sections 0 or 0), the party bringing such action will be liable for and immediately pay all of the other party's costs and expenses (including attorneys' fees) incurred to stay or dismiss such action and remove or refer such Dispute to arbitration. If Administrative Agent, any Lender, Borrower or any Covered Person brings or appeals an action to vacate or modify an arbitration award and such party does not prevail, such party will pay all costs and expenses, including attorneys' fees, incurred by the other party in defending such action. Additionally, if Borrower or any Covered Person sues Administrative Agent or any Lender or institutes any arbitration claim or counterclaim against Administrative Agent or any Lender in which Administrative Agent or any Lender is the prevailing party, Borrower or any such Covered Person will pay all

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         costs and expenses (including attorneys' fees) incurred by
         Administrative Agent or any Lender in the course of defending such action or proceeding.

Limitations. Any arbitration proceeding must be instituted: (i) with respect to any Dispute for the collection of any debt owed by either party to the other, before the second anniversary of the date the last payment by or on behalf of the payor was received and applied in respect of such debt by the payee; and (ii) with respect to any other Dispute, before the second anniversary of the date the incident giving rise thereto occurred, whether or not any damage was sustained or capable of ascertainment or either party knew of such incident. Failure to institute an arbitration proceeding within such period will constitute an absolute bar and waiver to the institution of any proceeding, whether arbitration or a court proceeding, with respect to such Dispute. Notwithstanding the foregoing, this limitations provision will be suspended temporarily, as of the date any of the following events occur, and will not resume until the date following the date either party is no longer subject to, (a) bankruptcy; (b) receivership; (c) any proceeding regarding an assignment for the benefit of creditors; or
         (d) any legal proceeding, civil or criminal, which prohibits either party from foreclosing any interest it might have in the collateral of the other party.

Survival After Termination. The agreement to arbitrate will survive the termination of this Agreement.

Invalidity/Unenforceability of Binding Arbitration; Jury Trial Waiver; Service of Process; Forum. IF THIS AGREEMENT IS FOUND TO BE NOT SUBJECT TO ARBITRATION,
         THEN:

Jury Trial Waiver. ANY LEGAL PROCEEDING WITH RESPECT TO ANY DISPUTE (1) ARISING
                  UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM IN RESPECT OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER OR NOT SOUNDING IN CONTRACT OR TORT OR OTHERWISE, WILL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE WITHOUT A JURY. EACH BORROWER, ADMINISTRATIVE AGENT AND EACH LENDER WAIVE ANY RIGHT TO A JURY TRIAL IN ANY SUCH PROCEEDING. Each Borrower, Administrative Agent, and each Lender further agrees and consents that any such claim, demand, action or cause of action shall be decided by court trial without a jury and that either may file an original counterpart or a copy of this Agreement with any court as written evidence of the consent of the parties hereto to the waiver of their right to trial by jury.

Choice of Forum. Subject only to the exception in the next sentence, Borrower,
                  Administrative Agent, and each Lender hereby agrees to the exclusive jurisdiction of the federal court of the Eastern District of Missouri and the state courts of Missouri located in St. Louis County, Missouri and waives any objection based on venue or forum non conveniens with respect to any action instituted therein, and agrees that any dispute concerning the relationship between Administrative Agent, Lenders, and Borrower or the conduct of any of them in connection with this Agreement or otherwise shall be heard only in the courts described above. Notwithstanding the foregoing: (1) Administrative Agent or any Lender shall have the right to bring any action or proceeding against any Borrower or its

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                  property in any courts of any other jurisdiction
                  Administrative Agent or any Lender deem necessary or appropriate in order to realize on the Collateral, real estate or other security for the Loan Obligations, and (2) each party hereto acknowledges that any appeals from the courts described in the immediately preceding sentence may have to be heard by a court located outside those jurisdictions.

Service of Process. Borrower, Administrative Agent and each Lender hereby waives personal service of any and all process upon it and consents that all such service of process may be made by registered mail (return receipt requested) directed to such party at its address set forth on the signature pages hereof, and service so made shall be deemed to be completed five (5) days after the same shall have been so deposited in the U.S. mails. Nothing in this Section shall affect the right of Administrative Agent or any Lender to serve legal process in any other manner permitted by Law.

Miscellaneous.
--------------
Notices. All notices, consents, requests and demands to or upon the respective parties hereto shall be in writing, and shall be deemed to have been given or made when delivered in person to those Persons listed on the signature pages hereof or four (4) Business Days after the date when deposited in the United States mail, postage prepaid, or, in the case of the overnight courier services, when delivered to the overnight courier service, or in the case of telecopy notice, when sent, verification received, in each case addressed as set forth on the signature pages hereof, or to such other address as either party may designate by notice to the other in accordance with the terms of this Section. No notice given to or demand made on Borrower by Administrative Agent or any Lender in any instance shall entitle Borrower to notice or demand in any other instance.

Amendments and Modifications; Waivers and Consents; All Lenders. Unless otherwise provided herein, no amendment to or modification of any provision of this Agreement, or of any of the other Loan Documents shall be effective unless it is in writing and signed by authorized officers of Borrower and Required Lenders. Unless otherwise provided herein, no waiver of, or consent to any departure by Borrower from, the requirements of any provision of this Agreement or any of the other Loan Documents shall be effective unless it is in writing and signed by authorized officers or representatives of Required Lenders. Any such amendment, modification, waiver or consent shall be effective only in the specific instance and for the purpose for which given. The foregoing notwithstanding, no such amendment, modification or consent shall, unless signed by authorized officers of Borrower and authorized officers or representatives of all Lenders or the affected Lender as needed: (i) reduce or forgive the repayment of principal of any Advance or the reimbursement of any draw on a Letter of Credit or interest on the Aggregate Revolving Loan, (ii) change the regularly scheduled dates for payments of interest of any Revolving Loan Advance payable to any Lender or the fees payable hereunder or change the Initial Maturity Date (except as set forth herein), (iii) change the provisions of
         Section 0 to the detriment of any Lender, (iv) change the definition of Required Lenders herein, (vi) change the provisions of this Section,
         (v) release any Covered Person from its obligations under the Loan Documents, (vi) increase the percentage in Section 0, (vii) change any provisions of this Agreement requiring ratable distributions to Lenders, (x) reduce the applicable LIBOR Increment or Prime Increment, or (xi) exchange, waive, or release the Security Interests in any of the Collateral (except as expressly permitted by Section 0); provided, however, that to the extent not permitted by Section 0, Administrative Agent may, in its absolute discretion and without the consent of any Lender or any Covered Person or Guarantor, may permit Borrower or such other applicable Person to exchange, waive or release the Security Interests in any of the Collateral so long as the fair market value of

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         the Collateral which is exchanged or for which the Security Interest is waived or released does not exceed $2,000,000 in each instance and $4,000,000 in the aggregate per calendar year. In addition, the Dollar amount of the Revolving Loan Facility or Floorplan Loan Facility of any Lender may not be increased without the consent of such Lender and Administrative Agent, and if the aggregate amount of any Facility is increased, then only the consent of the Lenders participating in any such increase, Administrative Agent and Borrower shall be required. No notice to or demand on Borrower in any instance shall entitle Borrower to any other or further notice or demand in another similar or different instance. No failure by Administrative Agent or any Lender to exercise, and no delay by Administrative Agent or any Lender in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Administrative Agent or any Lender of any right, remedy, power or privilege hereunder preclude any other exercise thereof, or the exercise of any other right, remedy, power or privilege existing under any Law or otherwise.

Course of Dealing. Acceptance of or acquiescence in a course of performance or course of dealing rendered or taken under or with respect to this Agreement or the other Loan Documents will not be relevant in any respect to determine the meaning of this Agreement or the other Loan Documents, or the obligations or liabilities of the parties hereto under this Agreement or the other Loan Documents, even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

Rights Cumulative. Each of the rights and remedies of Administrative Agent and Lenders under this Agreement shall be in addition to all of its other rights and remedies under applicable Law, and nothing in this Agreement shall be construed as limiting any such rights or remedies.

Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and all future holders of the Notes and their respective successors and assigns, except that Borrower may not assign, delegate or transfer any of its rights or obligations under this Agreement without the prior written consent of Administrative Agent and Required Lenders. With respect to Borrower's successors and assigns, such successors and assigns shall include any receiver, trustee or debtor-in-possession of or for Borrower.

Severability. Any provision of this Agreement which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or lack of authorization without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction unless the ineffectiveness of such provision would result in such a material change as to cause completion of the transactions contemplated hereby to be unreasonable.

Counterparts. This Agreement may be executed by the parties hereto on any number of separate counterparts, and all such counterparts taken together shall constitute one and the same instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than one counterpart signed by the party to be charged.

Governing Law; No Third Party Rights. This Agreement, the Notes and the other
         Loan Documents and the rights and obligations of the parties hereunder and thereunder shall be governed by and construed and interpreted in accordance with the internal Laws of the State of Missouri applicable to contracts made and to be performed wholly within such state, without regard to choice or conflicts of law principles; except that the provisions of the Loan Documents pertaining to the creation or perfection of Security Interests or the enforcement of rights of Administrative Agent and Lenders in Collateral located in a State other that the State of Missouri shall be governed by the Laws of such State.

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         This Agreement is solely for the benefit of the parties hereto and their respective successors and assigns, and no other Person shall have any right, benefit, priority or interest under, or because of the existence of, this Agreement.

Counterpart Facsimile Execution. For purposes of this Agreement, a document (or signature page thereto) signed and transmitted by facsimile machine or telecopier is to be treated as an original document. The signature of any Person thereon, for purposes hereof, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document. At the request of any party hereto, any facsimile or telecopy document is to be re-executed in original form by the Persons who executed the facsimile or telecopy document. No party hereto may raise the use of a facsimile machine or telecopier or the fact that any signature was transmitted through the use of a facsimile or telecopier machine as a defense to the enforcement of this Agreement or any amendment or other document executed in compliance with this Section.

No Other Agreements. There are no other agreements between Administrative Agent,
         Lenders, and Borrower, oral or written, concerning the subject matter of the Loan Documents, and all prior agreements concerning the same subject matter, including any proposal or commitment letter, are merged into the Loan Documents and thereby extinguished.

Waiver of Right to Seek Punitive and Exemplary Damages. Borrower, Administrative
         Agent and each Lender each hereby irrevocably waives forever any right to obtain or claim for punitive or exemplary damages from any other party to this Agreement.

Negotiated Transaction. Borrower, Administrative Agent and each Lender represent each to the others that in the negotiation and drafting of this Agreement and the other Loan Documents they have been represented by and have relied upon the advice of counsel of their choice. Borrower and Administrative Agent affirm that their counsel have both had substantial roles in the drafting and negotiation of this Agreement and each Lender affirms that its counsel has participated in the drafting and negotiation of this Agreement; therefore, this Agreement will be deemed drafted by all of Borrower, Agent and Lenders, and the rule of construction to the effect that any ambiguities are to be resolved against the drafter will not be employed in the interpretation of this Agreement.

Incorporation By Reference. All of the terms of the other Loan Documents are incorporated in and made a part of this Agreement by this reference.

Statutory Notice-Insurance. The following notice is given pursuant to Section
         427.120 of the Missouri Revised Statutes; nothing contained in such notice shall be deemed to limit or modify the terms of the Loan
         Documents:

         UNLESS YOU PROVIDE EVIDENCE OF THE INSURANCE COVERAGE REQUIRED BY YOUR AGREEMENT WITH US, WE MAY PURCHASE INSURANCE AT YOUR EXPENSE TO PROTECT OUR INTERESTS IN YOUR COLLATERAL. THIS INSURANCE MAY, BUT NEED NOT, PROTECT YOUR INTERESTS. THE COVERAGE THAT WE PURCHASE MAY NOT PAY ANY CLAIM THAT YOU MAKE OR ANY CLAIM THAT IS MADE AGAINST YOU IN CONNECTION WITH THE COLLATERAL. YOU MAY LATER CANCEL ANY INSURANCE PURCHASED BY US, BUT ONLY AFTER PROVIDING EVIDENCE THAT YOU HAVE OBTAINED INSURANCE AS REQUIRED BY OUR AGREEMENT. IF WE PURCHASE INSURANCE FOR THE COLLATERAL, YOU WILL BE RESPONSIBLE FOR THE COSTS OF THAT INSURANCE,

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         INCLUDING THE INSURANCE PREMIUM, INTEREST AND ANY OTHER CHARGES WE MAY
         IMPOSE IN CONNECTION WITH THE PLACEMENT OF THE INSURANCE, UNTIL THE EFFECTIVE DATE OF THE CANCELLATION OR EXPIRATION OF THE INSURANCE. THE COSTS OF THE INSURANCE MAY BE ADDED TO YOUR TOTAL OUTSTANDING BALANCE OR OBLIGATION. THE COSTS OF THE INSURANCE MAY BE MORE THAN THE COST OF INSURANCE YOU MAY BE ABLE TO OBTAIN ON YOUR OWN.

Statutory Notice--Oral Commitments. The following notice is given pursuant to
         Section 432.045 of the Missouri Revised Statutes; nothing contained in such notice shall be deemed to limit or modify the terms of the Loan
         Documents:

         ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

                  {remainder of page intentionally left blank;
                             signature pages follow}


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         THIS CONTRACT CONTAINS A BINDING ARBITRATION CLAUSE WHICH MAY BE
ENFORCED BY THE PARTIES.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by appropriate duly authorized officers as of the Effective Date.

GTSI CORP., as Borrower



By:____________________________
Name:__________________________
Title:_________________________

Notice Address for all Borrowers:

GTSI Corp.
3901 Stonecroft Boulevard
Chantilly, Virginia 20151-1010
Attn: Thomas Mutryn, Chief Financial Officer
FAX# (703) 502-2199
TEL# (703) 222-5217

with a copy to

Arent Fox Kintner Plotkin & Kahn, PLLC
1050 Connecticut Avenue, N.W.
Washington, D.C. 20036-5339
Attn: Carter Strong, Esq.
FAX# (202) 857-6375
TEL# (202) 857-6252


GE COMMERCIAL DISTRIBUTION FINANCE CORPORATION, as Administrative Agent and a Lender

By:__________________________________
Name: Thomas J. Grathwohl
Title: Managing Director

Notice Address:

GE Commercial Distribution Finance Corporation
625 Maryville Centre Drive, 2nd Floor
St. Louis, Missouri 63141
Attn: Mr. David B. Mintert, Vice President
FAX # (314) 317-1751
TEL # (314) 317-1921

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

         with a copy to

GE Commercial Distribution Finance Corporation
655 Maryville Centre Drive, 2nd Floor
St. Louis, Missouri 63141-5832
Attn: General Counsel
FAX # (314) 523-3228
TEL # (314) 523-3000


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                                    EXHIBIT 0

                       GLOSSARY AND INDEX OF DEFINED TERMS


AAA -- is defined in Section 0.

ACCOUNT -- as to any Person, the right of such Person to payment for goods sold or leased or for services rendered by such Person.

ACCOUNT DEBTOR -- the obligor on any Account.

ACQUISITION DOCUMENTS -- in the case of any Permitted Acquisition, the documents to which Borrower or any other Covered Person is a party and under which such Permitted Acquisition is contemplated, and all of the foregoing at any time after a Permitted Acquisition has occurred.

ACQUISITION DOCUMENTS ASSIGNMENT -- the assignment of the Acquisition Documents that is executed and delivered to Administrative Agent for the benefit of Lenders as provided herein, and consented to by the applicable Seller.

ADMINISTRATIVE AGENT -- GECDF in its capacity as Administrative Agent under this Agreement, and its successors and assigns in such capacity.

ADVANCE -- a Revolving Loan Advance, a Swingline Advance, an Interim Floorplan Loan Advance or Floorplan Loan Advance.

ADVANCE DATE -- the date on which an Advance is requested by Borrower to be made, or is otherwise contemplated or intended to be made, as provided herein.

AFFILIATE -- with respect to any Person, (a) any other Person who is a partner, director, officer or stockholder of such Person; and (b) any other Person which, directly or indirectly, is in control of, is controlled by or is under common control with such Person, and any partner, director, officer or stockholder of such other Person described. For purposes of this Agreement, control of a Person by another Person shall be deemed to exist if such other Person has the power, directly or indirectly, either to (i) vote thirty-five percent (35%) or more of the securities having the power to vote in an election of directors of such Person, or (ii) direct the management of such Person, whether by contract or otherwise and whether alone or in combination with others.

AGGREGATE FACILITY -- either the Aggregate Revolving Loan Facility, the Aggregate Floorplan Loan Facility or the Letter of Credit Facility.

AGGREGATE FACILITIES -- the Aggregate Revolving Loan Facility, the Aggregate Floorplan Loan Facility and the Letter of Credit Facility.

AGGREGATE LOAN -- any of the Aggregate Revolving Loan, the Swingline Loan, the Interim Floorplan Loan, or the Aggregate Floorplan Loan Facility as the case may be.

AGGREGATE FLOORPLAN LOAN -- the from time to time outstanding principal balance of all Floorplan Loan Advances.

AGGREGATE FLOORPLAN LOAN FACILITY -- the aggregate discretionary line of Lenders as stated in Section 0 to fund Floorplan Loan Advances, as it may be changed as provided herein.

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AGGREGATE REVOLVING LOAN -- the from time to time outstanding principal balance of all Revolving Loan Advances.

AGGREGATE REVOLVING LOAN FACILITY -- the aggregate facilities of Lenders as stated in Section 0 to fund Revolving Loan Advances, as it may be changed as provided herein.

APPLICABLE LENDING OFFICE -- means, for Administrative Agent and each Lender and for each Loan, the "Applicable Lending Office" of Administrative Agent or such Lender (or of an affiliate of such Lender) designated for such Loan on the signature pages hereof or such other office of such Lender (or an affiliate of Administrative Agent or such Lender) as Administrative Agent or such Lender may from time to time specify to Administrative Agent (in the case of another Lender) and Borrower by written notice in accordance with the terms hereof as the office by which its Loans are to be made and maintained.

APPROVAL -- means Administrative Agent's approval to finance particular Inventory for Borrower which is evidenced by Administrative Agent issuing a financing approval number to the Vendor of such Inventory. "Approval" also means
(i) any open-to-buy authorization given by Administrative Agent to a Vendor, pursuant to which Administrative Agent may authorize such Vendor to assume Administrative Agent's approval to finance inventory until Administrative Agent affirmatively withdraws such authorization, and (ii) any Approval for which Administrative Agent has not made an Interim Floorplan Loan Advance or the Lenders have not made a Floorplan Loan Advance as a result of Administrative Agent not receiving the invoice from the Vendor for the Inventory which is subject to the Approval.

ASBESTOS MATERIAL -- either asbestos or asbestos-containing materials.

ASSIGNED COLLATERAL -- any tangible or intangible property of Borrower or any other Person, now owned or hereafter acquired, other than the Personal Property Collateral, in which Administrative Agent holds or will hold a Security Interest under a Collateral Assignment to secure payment or performance of any of the Loan Obligations, and all proceeds thereof.

ASSIGNMENT AND ACCEPTANCE -- means an Assignment and Acceptance in the form of
Exhibit 0

AVERAGE DAILY BALANCE -- is defined in Section 0.

BANKRUPTCY CODE -- means Title 11 of the United States Code, as amended or replaced from time to time.

BASE RATE -- for any day, the rate per annum equal to the Prime Rate (as such rate may fluctuate from time to time as provided for herein) for such day plus the Prime Increment. Any change in the Base Rate due to a change in the Prime Rate shall be effective on the effective date of such change in the Prime Rate. The interest rate so designated from time to time as the Base Rate by Administrative Agent is a reference rate and does not necessarily represent the lowest or best rate charged to any customer of Administrative Agent or any other Lender or JPMorgan Chase Bank.

BASE RATE ADVANCE -- an Advance that will become a Base Rate Loan.

BASE RATE LOAN -- any portion of a Loan on which interest accrues at the Base Rate.

BLOCKED ACCOUNTS -- is defined in Section 0.

BLOCKED ACCOUNT ASSIGNMENTS -- the assignments of the Blocked Accounts that are executed and delivered to Administrative Agent for the benefit of Lenders as provided herein.

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

BORROWING BASE -- is defined in Section 0.

BORROWING BASE CERTIFICATE -- the certificate required to be delivered to Administrative Agent and each Lender from time to time as provided in Section 0.

BORROWING AGENT -- is defined in Section 0.

BORROWING OFFICER -- each officer of the Borrowing Agent who is authorized to submit a request for an Advance or the issuance of a Letter of Credit on behalf of Borrower or to take such other action as described in Section 0 on behalf of Borrower as designated by the Borrowing Agent in a writing delivered to Administrative Agent.

BUSINESS DAY -- a day other than a Saturday, Sunday, or other day on which commercial banks are authorized or required to close under the Laws of either the United States or the State of Missouri.

CAPITAL LEASE -- any lease that has been or should be capitalized under GAAP.

CASH COLLATERAL ACCOUNT -- is defined in Section 0.

CHARTER DOCUMENTS -- the articles or certificate of incorporation and bylaws of a corporation; the certificate of limited partnership and partnership agreement of a limited partnership; the partnership agreement of a general partnership; the articles of organization and operating agreement of a limited liability company; or the indenture of a trust.

COBRA -- the Consolidated Omnibus Budget Reconciliation Act.

CODE -- the Internal Revenue Code of 1986, as amended and all regulations thereunder of the IRS.

COLLATERAL -- all assets and property of Borrower or any Covered Person, including all of the Personal Property Collateral, the Assigned Collateral, and any other property or asset in which Administrative Agent or a Lender has a Security Interest to secure payment or performance of the Loan Obligations and all proceeds thereof.

COLLATERAL ASSIGNMENT -- any of the Collateral assignments required or contemplated under Section 0 to be executed and delivered to Administrative Agent for the benefit of the Lenders.

COMMONLY CONTROLLED ENTITY -- a Person which is under common control with another Person within the meaning of Code Section 414(b) or (c).

COMPLIANCE CERTIFICATE-- the certificate required to be delivered to Administrative Agent pursuant to Section 0.

CONTRACT -- any contract, capital lease, operating lease, note, bond, indenture, deed, mortgage, deed of trust, security agreement, pledge, hypothecation agreement, assignment, or other agreement or undertaking, or any security.

COVERED PERSON -- is defined in Section 0.

CREDIT FACILITIES AGREEMENT -- this Agreement.

DAILY CHARGE -- is defined in Section 0.

DAILY RATE -- is defined in Section 0.

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

DEFAULT -- any of the events listed in Section 0 of this Agreement, without giving effect to any requirement for the giving of notice, for the lapse of time, or both, or for the happening of any other condition, event or act.

DEFAULT RATE -- the rate of interest payable on each Revolving Loan and each Swingline Loan and the other Loan Obligations (other than the Aggregate Floorplan Loans and Interim Floorplan Loans) after its Maturity and in certain other circumstances as provided in Section 0.

DEFAULTING LENDER -- is defined in Section 0.

DGCL -- is defined in Section 0.

DISCLOSURE SCHEDULE -- the disclosure schedule of Borrower attached hereto as
Exhibit 0.

DISPUTES -- is defined in Section 0.

DISTRIBUTION -- is defined in Section 0.

DOL -- the United States Department of Labor.

DOLLARS and the sign $ -- lawful money of the United States.

EFFECTIVE DATE -- the date when this Agreement is effective as provided in
Section 0.

ELIGIBLE ACCOUNTS -- is defined in Section 0.

ELIGIBLE ASSIGNEE -- means (i) a Lender (including any successor by merger);
(ii) an Affiliate of a Lender; and (iii) subject to Section 0, any other Person approved by Administrative Agent; provided, however, that neither Borrower, nor an Affiliate of Borrower shall qualify as an "Eligible Assignee."

EMPLOYMENT LAW -- ERISA, the Occupational Safety and Health Act, the Fair Labor Standards Act, or any other Law pertaining to the terms or conditions of labor or safety in the workplace or discrimination or sexual harassment in the workplace.

ENCUMBRANCE -- as to any item of real or personal property, any easement, right-of-way, license, condition, or restrictive covenant, or zoning or similar restriction, that is not a Security Interest but is enforceable by any Person other than the record owner of such property.

ENVIRONMENTAL LAW -- the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation and Liability Act, the Clean Water Act, the Clean Air Act, or any other Law pertaining to environmental quality or remediation of Hazardous Material.

EPA -- the United States Environmental Protection Agency.

ERISA -- the Employee Retirement Income Security Act of 1974.

ERISA AFFILIATE -- as to any Person, any trade or business (irrespective of whether incorporated) which is a member of a group of which such Person is a member and thereafter treated as a single employer under Code 414(b), (c), (m) or (o) or applicable Treasury Regulations.

EVENT OF DEFAULT -- any of the events listed in Section 0 as to which any requirement for the giving of notice, for the lapse of time, or both, or for the happening of any further condition, event or act has been satisfied.

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

EXCESS ELIGIBLE ACCOUNTS -- on any date of determination, the amount, if any, by which the Borrowing Base exceeds the sum of (i) the Aggregate Revolving Loan,
(ii) the Swingline Loan, (iii) the Letter of Credit Exposure, and (iv) that amount of Other Creditor Indebtedness owing to Persons for which an Intercreditor Agreement has not been executed between Administrative Agent and the holders of such Other Creditor Indebtedness.

EXECUTION DATE -- the date when this Agreement has been executed.

EVENT OF DEFAULT EXISTS -- a Default which has occurred and is continuing, or an Event of Default which has occurred, and which has not been waived in writing by the Required Lenders.

EXISTING LETTERS OF CREDIT -- No. SM2001143W $1,200,000 issued By Wachovia Bank for the benefit of AG/ARG Avion, LLC.

FAA -- is defined in Section 0.

FACILITY-- the Revolving Loan Facility of a Lender, the Swingline Facility of Administrative Agent, the Letter of Credit Facility, the Interim Floor plan Loan Facility of Administrative Agent, or the Floor plan Loan Facility of a Lender.

FEDERAL AUTHORITY -- the federal government of the United States; any department, agency, division, or instrumentality of any of the foregoing; and any court, arbitrator, or board of arbitrators whose orders or judgments are enforceable by or within the territory of any of the foregoing.

FEDERAL FUNDS RATE -- for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to Administrative Agent (in its individual capacity) on such day on such transactions as determined by Administrative Agent.

FINANCIAL STATEMENTS -- the most recent of the Initial Financial Statements and the financial statements of Borrower required to be furnished to Administrative Agent under this Agreement.

FLOORPLAN DEFAULT RATE-- the rate of interest payable on each Floor plan Loan and Interim Floor plan Loan after its Maturity and in certain other circumstances as provided in Section 0.

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FLOORPLAN INVENTORY VALUE -- means, based on the date of respective invoice, but excluding in all circumstances Inventory (a) manufactured or sold by or on behalf of IBM Corporation, Hewlett-Packard Company (including Compaq Inventory), Lexmark International and each of their respective Subsidiaries and Affiliates, and (b) held by Ichiban, Inc. without a bailee letter satisfactory to Administrative Agent (i) one hundred percent (100%) of the total aggregate wholesale invoice price of all of Borrower's Inventory aged 90 days or less,
(ii) fifty percent (50%) of the total aggregate wholesale invoice price of all of Borrower's Inventory aged between 91 and 180 days, and zero percent (0%) of the total aggregate wholesale invoice price of all of Borrower's Inventory aged more than 180 days, in each case, with respect to clauses (i) and (ii) of this sentence, financed under the Floorplan Loan Facility and the Interim Floorplan Loan Facility in which Administrative Agent has a first priority, perfected Security Interest (subject to no other Security Interest other than Permitted Security Interests) that is unsold and not leased by Borrower and is in Borrower's possession and control as of the date of determination, less the amount of any such Inventory reported by Borrower (if Borrower is required by Administrative Agent or the Required Lenders to report) as demonstration items or Inventory that is obsolete or otherwise unmerchantable. If any Inventory financed under the Aggregate Floorplan Loan Facility or in the Interim Floorplan Loan Facility with a value in excess of $200,000 for each location is located on any premises that are not owned by Borrower (not including any lessee or other Person to whom Inventory is leased or rented in the ordinary course of such Covered Person's business, or other locations where Borrower is not obligated to pay rent for up to 30 consecutive days) and Borrower has not obtained or caused to be obtained written waivers or consents, in form and substance satisfactory to Administrative Agent, then such Inventory shall be deemed to have a "Floorplan Inventory Value" of Zero Dollars ($0.00).

FLOORPLAN LOAN -- any Lender's pro-rata share of the Aggregate Floorplan Loan.

FLOORPLAN LOAN ADVANCE -- an Advance by Administrative Agent that is to be funded by Lenders under the Aggregate Floorplan Loan Facility.

FLOORPLAN LOAN FACILITY -- the discretionary line of credit of each Lender as stated in Section 0 to fund Floorplan Loan Advances.

FLOORPLAN SHORTFALL -- means the amount, if any, by which (a) the sum of the Aggregate Floorplan Loans and Interim Floorplan Loans outstanding on any date of determination, exceeds (b) the Floorplan Inventory Value as determined by Administrative Agent as of such date of determination.

FRB -- the Board of Governors of the Federal Reserve System and any successor thereto or to the functions thereof.

GAAP -- those generally accepted accounting principles set forth in Statements of the Financial Accounting Standards Board and in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants or which have other substantial authoritative support in the United States and are applicable in the circumstances, as applied on a consistent basis.

GOVERNMENTAL AUTHORITY -- the federal government of the United States; the government of any foreign country that is recognized by the United States or is a member of the United Nations; any state of the United States; any local government or municipality within the territory or under the jurisdiction of any of the foregoing including any school district or similar authority; any department, agency, division, or instrumentality of any of the foregoing; and any court, arbitrator, or board of arbitrators whose orders or judgments are enforceable by or within the territory of any of the foregoing.

GROUP -- as used in Regulation 13-D-G issued by the Securities and Exchange Commission.

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HAZARDOUS MATERIAL -- any hazardous, radioactive, toxic, solid or special waste, material, substance or constituent thereof, or any other such substance (as defined under any applicable Law or regulation), including Asbestos Material.

HOLDING COMPANY REORGANIZATION -- is defined in Section 0.

IMPOSITIONS -- is defined in Section 0.

INDEBTEDNESS -- as to any Person at any particular date, any contractual obligation enforceable against such Person (i) to repay borrowed money; (ii) to pay the deferred purchase price of property or services; (iii) to make payments or reimbursements with respect to bank acceptances or to a factor; (iv) to make payments or reimbursements with respect to letters of credit whether or not there have been drawings thereunder; (v) with respect to which there is any Security Interest in any property of such Person; (vi) to make any payment or contribution to a Multi-Employer Plan; (vii) that is evidenced by a note, bond, debenture or similar instrument; (viii) under any conditional sale agreement or title retention agreement; (ix) all Liabilities (as defined by GAAP) under any Capital Lease or (x) to pay interest or fees with respect to any of the foregoing. INDEBTEDNESS also includes any other Obligation that either (i) is non-contingent and liquidated in amount or (ii) should under GAAP be included in liabilities and not just as a footnote on a balance sheet.

INDIRECT OBLIGATION -- as to any Person, (a) any guaranty by such Person of any Obligation of another Person; (b) any Security Interest in any property of such Person that secures any Obligation of another Person; (c) any enforceable contractual requirement that such Person (i) purchase an Obligation of another Person or any property that is security for such Obligation, (ii) advance or contribute funds to another Person for the payment of an Obligation of such other Person or to maintain the working capital, net worth or solvency of such other Person as required in any documents evidencing an Obligation of such other Person, (iii) purchase property, securities or services from another Person for the purpose of assuring the beneficiary of any Obligation of such other Person that such other Person has the ability to timely pay or discharge such Obligation, (iv) grant a Security Interest in any property of such Person to secure any Obligation of another Person, (v) otherwise assure or hold harmless the beneficiary of any Obligation of another Person against loss in respect thereof; (d) any Obligation arising from the endorsement by such Person of an instrument (e) any Obligation of such Person as a surety; and (f) any other contractual requirement enforceable against such Person that has the same substantive effect as any of the foregoing. The term INDIRECT OBLIGATION does not, however, include the endorsement by a Person of instruments for deposit or collection in the ordinary course of business or the liability of a general partner of a partnership for Obligations of such partnership. The amount of any Indirect Obligation of a Person shall be deemed to be the stated or determinable amount of the Obligation in respect of which such Indirect Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith.

INITIAL FINANCIAL STATEMENTS -- the financial statements (not including the projections) of Borrower referred to in Section 0.

INITIAL MATURITY DATE -- is defined in Section 0.

INSURANCE PROCEEDS -- insurance or condemnation proceeds payable as a consequence of damage to or destruction of any of the Collateral.

INTANGIBLES -- is defined in Section 0.

INTELLECTUAL PROPERTY -- as to any Person, any domestic or foreign patents or patent applications of such Person, any inventions made or owned by such Person upon which either domestic or foreign patent applications have not yet been

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filed, any domestic or foreign trade names or trademarks of such Person, any domestic or foreign trademark registrations or applications filed by such Person, any domestic or foreign service marks of such Person, any domestic or foreign service mark registrations and applications by such Person, any domestic or foreign copyrights of such Person, and any domestic or foreign copyright registrations or applications by such Person.

INTELLECTUAL PROPERTY ASSIGNMENT -- each assignment of Intellectual Property that Borrower or any other Person executes and delivers to Administrative Agent for the benefit of Lenders, either on or after the Execution Date.

INTERCREDITOR AGREEMENT -- individually and collectively, any Intercreditor Agreement by and between Administrative Agent on behalf of the Lenders, and each holder of the Other Creditor Indebtedness, each in form and substance satisfactory to Administrative Agent.

INTEREST/CURRENCY HEDGE OBLIGATION -- any obligations of Borrower to Administrative Agent, any Lender or any of their respective Affiliates or Subsidiaries under an agreement or agreements between Borrower and Administrative Agent, any Lender or any of their respective Affiliates or Subsidiaries under which the exposure of Borrower to fluctuations in interest rates or currencies is effectively limited, including, without limitation, whether in the form of one or more interest rate cap, collar, corridor agreements, interest rate swaps, currency swaps, or the like, or options therefor.

INTERIM FLOORPLAN LOAN -- Administrative Agent's aggregate Interim Floorplan Loan Advances.

INTERIM FLOORPLAN LOAN ADVANCE -- an Advance by Administrative Agent under the Interim Floorplan Loan Facility.

INTERIM FLOORPLAN LOAN FACILITY -- the discretionary line of credit of Administrative Agent as stated in Section 0 to fund Interim Floorplan Loan Advances.

INVENTORY -- goods owned, leased or held by a Person for sale, lease, sublease or resale or furnished or to be furnished under contracts for services, and raw materials, goods/work in process, materials, component parts and supplies used or consumed, or held for use or consumption in such Person's business.

INVESTMENT -- (a) a loan or advance of money or property to a Person, (b) stock or other equity interest in a Person, (c) a debt instrument issued by a Person, whether or not convertible to stock or other equity interest in such Person, or
(d) any other interest in or rights with respect to a Person which include, in whole or in part, a right to share, with or without conditions or restrictions, some or all of the revenues or net income of such Person.

IRS -- the Internal Revenue Service.

LAW -- any statute, rule, regulation, order, judgment, award or decree of any Governmental Authority.

LEASE SERVICING -- is defined in Section

LENDER -- any one of the Persons who are signatories to this Agreement and obligated as lenders or any Person who takes an assignment from any of such signatories of all or a portion of its rights and obligations as a lender under this Agreement pursuant to Section 0 and an Assignment and Acceptance as provided therein.

LENDER COMPANIES -- is defined in Section 00.

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LENDERS' EXPOSURE -- the sum of all Advances under the Aggregate Revolving Loan
Facility, the Swingline Loan, the Interim Floorplan Loan, the Letter of Credit Exposure and the Aggregate Floorplan Loan Facility (including unfunded Approvals).

LETTER OF CREDIT -- any standby or commercial (documentary) letter of credit issued by Letter of Credit Issuer pursuant to the Letter of Credit Facility, including, without limitation, the Existing Letters of Credit.

LETTER OF CREDIT FACILITY -- the discretionary agreement of the Letter of Credit Issuer to issue Letters of Credit as provided in Section 3.4.

LETTER OF Credit EXPOSURE -- the undrawn amount of all outstanding letters of credit issued under the Letter of Credit Facility plus all amounts drawn on such letters of credit and not yet reimbursed by Borrower.

LETTER OF CREDIT FEE -- the fee payable to Administrative Agent and Lenders as required in Section 5.3.

LETTER OF CREDIT ISSUER - Wachovia Bank, N.A., or any other Lender succeeding to Administrative Agents discretionary agreement to issue Letters of Credit pursuant to Section 3.4; provided, however, in the event that Administrative Agent shall cause a Letter of Credit to be issued for the account of Borrower by another financial institution, then Administrative Agent shall be deemed to be the Letter of Credit Issuer for all purposes including the pass through of fees and expenses related thereto.

LIBOR ADVANCE -- an Advance that will become a LIBOR Loan.

LIBOR INCREMENT -- is defined in Section 0.

LIBOR LOAN -- any portion of a Loan on which interest accrues at the Adjusted LIBOR Rate.

LIBOR RATE -- is defined in Section 0.

LOAN -- a Revolving Loan, the Swingline Loan, the Interim Floorplan Loan or a Floorplan Loan.

LOAN DOCUMENTS -- this Agreement, the Notes, the Security Documents, any reimbursement agreement between Borrower and Letter of Credit Issuer, any documents between Administrative Agent and Borrower or Administrative Agent and any Vendor relating to the Aggregate Floorplan Loan Facility or the Interim Floorplan Loan Facility, and all other agreements, certificates, documents, instruments and other writings executed in connection herewith or therewith from time to time.

LOAN OBLIGATIONS -- all of Borrower's Indebtedness owing to Letter of Credit Issuer, Administrative Agent (including, without limitation, the Obligations to Administrative Agent) or Lenders under any of the Loan Documents, whether as principal, interest, fees or otherwise (including, without limitation, any amounts set forth in Section 0), any reimbursement agreement between Borrower and Administrative Agent (or their Affiliates in connection with the issuance of any letter of credit) and all reimbursement obligations of Borrower to Letter of Credit Issuer or Lenders with respect to the Letter of Credit Exposure, and all other agreements, any and all amounts Administrative Agent or any Lender is obligated to pay or reimburse or pays or reimburses to any Lockbox bank or Blocked Account bank, certificates, documents, instruments and other writings executed in connection therewith, and all other Obligations and liabilities of Borrower to Administrative Agent or Lenders under the Loan Documents and all Interest/Currency Hedge Obligations (in each case including all extensions, renewals, modifications, rearrangements, restructures, replacements and refinancings of the foregoing, whether or not the same involve modifications to interest rates or other payment terms), whether now existing or hereafter created, absolute or contingent, direct or indirect, joint or several, secured or unsecured, due or not due, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, including but not limited to the obligation of Borrower to repay future advances by Administrative Agent or Lenders hereunder, whether or not made pursuant to commitment and whether or not presently contemplated by Borrower, Administrative Agent or Lenders in the Loan Documents.

LOCAL TIME -- the local time in the city in which Administrative Agent's address is located, as set forth on the signature page hereto (as changed from time to time in accordance with the terms hereof), provided, however, such city shall be located in the continental United States.

LOCKBOXES -- the lockboxes maintained as required in Section 0.

MATERIAL ADVERSE EFFECT -- as to Borrower or any other Covered Person, taken as a whole, and with respect to any event or occurrence of whatever nature (including any adverse determination in any litigation, arbitration, investigation or proceeding), a material adverse effect on (i) the business, revenues, financial condition, assets, or the prospective business, revenues, financial condition, or assets of Borrower and all other Covered Persons, taken as a whole, (ii) the ability of Borrower and all other Covered Persons taken as a whole to timely pay or perform Borrower's, and each Covered Person's Obligations generally, taken as a whole, or (iii) in the case of Borrower, and each Covered Person specifically, the ability of Borrower to pay or perform any of Borrower's Obligations to Administrative Agent or to any Lender.

MATERIAL AGREEMENT -- as to Borrower or any other Covered Person, any Contract to which Borrower or any Covered Person is a party or by which any such Borrower or any other Covered Person is bound which, if violated or breached, has or is reasonably likely to have a Material Adverse Effect.

MATERIAL LAW -- any separately enforceable provision of a Law (including Governmental Authority procurement Laws) whose violation by a Borrower or any other Covered Person has or is reasonably likely to have a Material Adverse Effect.

MATERIAL LICENSE -- (i) as to any Covered Person, any license, permit or consent from a Governmental Authority or other Person and any registration and filing with a Governmental Authority or other Person which if not obtained, held or made by such Covered Person has or is reasonably likely to have a Material Adverse Effect, and (ii) as to any Person who is a party to this Agreement or any of the other Loan Documents, any license, permit or consent from a Governmental Authority or other Person and any registration or filing with a Governmental Authority or other Person that is necessary for the execution or performance by such party, or the validity or enforceability against such party, of this Agreement or such other Loan Document.

MATERIAL OBLIGATION -- as to Borrower or any Covered Person, an Obligation of such Person which if not fully and timely paid or performed has or is reasonably likely to have a Material Adverse Effect.

MATERIAL PROCEEDING -- any litigation, investigation or other proceeding by or before any Governmental Authority (i) which involves any of the Loan Documents or any of the transactions contemplated thereby, or involves a Covered Person as a party or any property of Covered Person and has or is reasonably likely to have a Material Adverse Effect, (ii) in which there has been issued an injunction, writ, temporary restraining order or any other order of any nature which purports to restrain or enjoin the making of any Advance, the consummation of any other transaction contemplated by the Loan Documents, or the enforceability of any provision of any of the Loan Documents, (iii) which involves the actual or alleged breach or violation by a Covered Person of, or default by a Covered Person under, any Material Agreement, or (iv) which involves the actual or alleged violation by a Covered Person or any Guarantor of any Material Law. Notwithstanding the foregoing, allegations of breach, violation or default under clause (iii) or (iv) above shall only constitute a Material Proceeding hereunder if the making of such allegations or the impact of such allegations against Borrower or any Covered Person has or is reasonably likely to have a Material Adverse Effect.

MATURITY -- as to any Indebtedness, the time when it becomes payable in full, whether at a regularly scheduled time, because of acceleration or otherwise.

MAXIMUM AVAILABLE AMOUNT -- is defined in Section 0.

MULTI-EMPLOYER PLAN -- a Pension Benefit Plan which is a multi-employer plan as defined in Section 4001(a)(3) of ERISA.

NOTE -- any Revolving Note or the Swingline Note.

OBLIGATION -- as to any Person, any Indebtedness of such Person, any guaranty by such Person of any Indebtedness of another Person, and any contractual requirement enforceable against such Person that does not constitute Indebtedness of such Person or a guaranty by such Person but which would involve the expenditure of money by such Person if complied with or enforced.

OBLIGATIONS TO ADMINISTRATIVE AGENT -- exclusive of all the Loan Obligations, all of Borrower's Indebtedness owing to Administrative Agent (whether as principal, interest, fees or otherwise), all obligations of Borrower under agreements between Borrower and Administrative Agent under which the exposure of Borrower to fluctuations in interest rates is effectively limited, whether in the form of interest rate cap agreements, interest rate swaps, or the like, or options therefor, all Indirect Obligations of Borrower owing to Administrative Agent, all reimbursement obligations of Borrower to Administrative Agent with respect to letters of credit, and all other obligations and liabilities of Borrower to Administrative Agent (including all extensions, renewals, modifications, rearrangements, restructures, replacements and refinancings of the foregoing, whether or not the same involve modifications to interest rates or other payment terms), whether now existing or hereafter created, absolute or contingent, direct or indirect, joint or several, secured or unsecured, due or not due, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, or acquired by Administrative Agent outright, conditionally or as collateral security from another, including the obligation of Borrower to repay future advances by Administrative Agent, whether or not made pursuant to commitment and whether or not presently contemplated by Borrower and Administrative Agent.

OPERATING LEASE -- any lease that is not a Capital Lease.

OTHER CREDITOR INDEBTEDNESS -- individually and collectively, except for the Indebtedness owing to Administrative Agent and the Lenders, all of the Indebtedness of Borrower which is secured by Inventory and proceeds thereof (excluding Accounts) of a Covered Person, and includes, Indebtedness constituting Liabilities (as defined by GAAP) under any Capital Lease, and Indebtedness secured by purchase money Security Interests.

OTHER CREDITOR INDEBTEDNESS DOCUMENTS -- each document, instrument and agreement evidencing all or any portion of the Other Creditor Indebtedness.

PBGC -- the Pension Benefit Guaranty Corporation.

PENSION BENEFIT PLAN -- any pension or profit-sharing plan which is covered by Title I of ERISA and all other benefit plans, in each case in respect of which a Covered Person or a Commonly Controlled Entity of such Covered Person is an "employer" as defined in Section 3(5) of ERISA.

PERMITTED ACQUISITIONS -- is defined in Section 0.

PERMITTED DISTRIBUTIONS -- any Distributions permitted under Section 0.

PERMITTED ENCUMBRANCE -- any easement, license or similar encumbrance on any Covered Person's real property, excluding any mortgage, assignment of rents or lease, deed of trust, or financing statement.

PERMITTED INDEBTEDNESS -- Indebtedness that Borrower is permitted under Section 0 to incur, assume, or allow to exist.

PERMITTED INDIRECT OBLIGATIONS -- Indirect Obligations that Borrower is permitted under Section 0 to create, incur, assume, or allow to exist.

PERMITTED INVESTMENTS -- Investments that Borrower is permitted under Section 0 to make in other Persons.

PERMITTED SECURITY INTERESTS -- Security Interests that Borrower is permitted under Section 0 to create, incur, assume, or allow to exist.

PERSON -- any individual, partnership, corporation, trust, unincorporated association, joint venture, limited liability company, Governmental Authority, or other organization in any form that has the legal capacity to sue or be sued. If the context so implies or requires, the term Person includes Borrower.

PERSONAL PROPERTY COLLATERAL -- all of the Goods, Equipment, Accounts, Inventory, Instruments, Documents, Chattel Paper, General Intangibles, tort claims, healthcare receivables and other personal property of any kind or nature, and all accessions and additions thereto of Borrower, any other Covered Person, or any other Person, whether now owned or hereafter acquired and wherever located, and all proceeds thereof, in which Administrative Agent at any time holds or purports to hold a Security Interest for the benefit of Lenders to secure payment and performance of any of the Loan Obligations.

PLEDGE AGREEMENT -- any pledge agreement required or contemplated under Section 0 to be executed and delivered to Administrative Agent for the benefit of the Lenders from time to time.

PRIME INCREMENT -- is defined in Section 0.

PRIME RATE -- shall mean the higher of (a) the Federal Funds Rate (as such rate may fluctuate from time to time as provided for herein) for such day plus .50%, and (b) a fluctuating interest rate per annum equal to the highest of the prime, base or reference rates of interest announced publicly from time to time (whether or not charged in each instance) by JP Morgan Chase Bank or any successor thereof (or any other financial institution chosen by Administrative Agent, including Administrative Agent) as such bank's prime, base, or reference rate, which rate may not be the lowest rate of interest charged by such institution, Administrative Agent, or any Lender to its respective customers or a favored rate and may not correspond with future increases or decreases in interest rates charged by other lenders or market interest rates in general.

REGULATION A, REGULATION D, REGULATION T, REGULATION U, and REGULATION X -- respectively, Regulation A issued by the FRB, Regulation D issued by the FRB, Regulation T issued by the FRB, Regulation U issued by the FRB, and Regulation X issued by the FRB.

REGISTER -- is defined in Section 0.

REPORTABLE EVENT -- a reportable event as defined in Title IV of ERISA or the regulations thereunder.

REPRESENTATIONS AND WARRANTIES -- The representations and warranties made by Borrower with respect to itself and other Covered Persons in Section 0, and the representations and warranties made in any certificate, report, opinion or other document delivered by Borrower pursuant to the Loan Documents, as such representations and warranties are modified from time to time as provided in
Section 0.

REQUIRED LENDERS -- defined in Section 0.

RESPONSIBLE OFFICER -- as to any Person that is not an individual, partnership or trust, the Chairman of the Board of Directors, the President, the chief executive officer, the chief operating officer, the chief financial officer, the Treasurer, any Assistant to the Treasurer, or any Vice President in charge of a principal business unit; as to any partnership, any individual who is a general partner thereof or any individual who has general management or administrative authority over all or any principal unit of the partnership's business; and as to any trust, any individual who is a trustee.

REVOLVING LOAN -- any Lender's pro-rata share of the Aggregate Revolving Loan.

REVOLVING LOAN ADVANCE -- an Advance by Administrative Agent that is to be funded by Lenders under the Aggregate Revolving Loan Facility.

REVOLVING LOAN FACILITY -- the discretionary facility of each Lender as stated in Section 0. to fund Revolving Loan Advances.

REVOLVING NOTE -- any note delivered to a Lender as required by Section 0 to evidence Borrower's obligation to repay such Lender's Revolving Loan.

SCHEDULE OF ACCOUNTS -- a listing of each Account, including the aging of each Account of Borrower, in such reasonable detail as Administrative Agent may require.

SCHEDULE OF INVENTORY -- with regards to all Inventory (whether not financed by Administrative Agent and the Lenders), a listing of each item of existing Inventory, new Inventory purchases and items of Inventory sold or assigned within the past ninety (90) days from the date of the last such schedule, containing the following: initial date of purchase or lease by Borrower of each item of Inventory, description of each item of Inventory, actual unit cost of each item of Inventory, number of units of each type of item of Inventory, total cost by type of Inventory, an aging of each item of Inventory and such other information as requested by Administrative Agent, all in such detail as Administrative Agent may reasonably require.

SECURITY AGREEMENT -- any security agreement required or contemplated under
Section 0 to be executed and delivered to Administrative Agent for the benefit of Lenders.

SECURITY DOCUMENTS -- all of the documents required or contemplated to be executed and delivered to Administrative Agent for the benefit of Lenders under
Section 0, all other documents granting a Security Interest in any asset of Borrower or any other Person to secure the payment or performance of any of the Loan Obligations from time to time, including any such documents listed on

Exhibit 0 and any similar documents at any time executed and delivered to Administrative Agent for the benefit of Lenders from time to time, by Borrower or any other Person to secure payment or performance of any of the Loan Obligations.

SECURITY INTEREST -- as to any item of tangible or intangible property, any interest therein or right with respect thereto or assignment thereof that secures an Obligation or Indirect Obligation, whether such interest or right is created under a Contract, or by operation of law or statute (such as but not limited to a statutory lien for work or materials), or as a result of a judgment, or which arises under any form of preferential or title retention agreement or arrangement (including a conditional sale agreement or a lease) that has substantially the same economic effect as any of the foregoing.

SELLER - any Person who is a party to any Permitted Acquisition other than Borrower or a Covered Person.

SERVICING FUNDS --is defined in Section 0.

SOLVENT -- as to any Person, (i) such Person not being "insolvent" within the meaning of Section 101(32) of the Bankruptcy Code, Section 2 of the Uniform Fraudulent Transfer Act (the "UFTA") or Section 428.014 of the Missouri Revised Statutes, or any other applicable Law, (ii) such Person not having unreasonably small capital, within the meaning of Section 548 of the Bankruptcy Code, Section 4 of the UFTA or Section 428.024 of the Missouri Revised Statutes, or any other applicable Law, and (iii) such Person not being unable to pay such Person's debts as they become due within the meaning of Section 548 of the Bankruptcy Code, Section 4 of the UFTA or Section 428.024 of the Missouri Revised Statutes, or any other applicable Law.

STATE - any state of the United States and the District of Columbia.

STATEMENT OF TRANSACTION -- is defined in Section 0.

SUBSIDIARY -- as to any Person, another Person with respect to which 50% the outstanding shares of stock or other equity interests (including membership interests or partnership interests) of each class having ordinary voting power (other than stock having such power only by reason of the happening of a contingency) is at the time owned by such Person or by one or more Subsidiaries of such Person.

SUBORDINATED INDEBTEDNESS -- means the Indebtedness subordinated to the Loan Obligations incurred on terms and conditions satisfactory to Administrative Agent and permitted herein.

SURVIVING COMPANY - as applicable, either (i) the Person that will own the assets to be acquired from a Target Company in a Permitted Acquisition upon the consummation thereof, or (ii) the survivor of the merger of an Acquiring Company with the Target Company in a Permitted Acquisition upon the consummation thereof.

SWINGLINE ADVANCE -- an advance by Administrative Agent to Borrower under the Swingline Facility.

SWINGLINE FACILITY -- the discretionary facility of Administrative Agent as stated in Section 0 to make Swingline Advances.

SWINGLINE LOAN -- the from time to time outstanding principal balance of all Swingline Advances.

TANGIBLE NET WORTH -- is defined in Section 0.

TARGET COMPANY-- the Person whose assets or stock, membership interests, or other equity interests will be acquired in a Permitted Acquisition upon the consummation thereof, or if applicable, with which an Acquiring Company will merge in a Permitted Acquisition upon the consummation thereof.

TAX -- as to any Person, any tax, duty, impost, deduction, charges, withholdings, assessment, fee, or other charge levied by a Governmental Authority (and all liabilities associated therewith) on the income or property of such Person, including any interest or penalties thereon, and which is payable by such Person.

TEXTRON AGREEMENT -- that certain Repurchase Agreement for GTSI Corp., dated August 29, 2003, and that certain Program Letter, dated August 29, 2003, each by and between GTSI and Textron Financial Corporation, together with all amendments thereto (so long as such amendments thereto do not otherwise constitute a Default or Event of Default under any Loan Document), documents, agreements, notes, certificates and other documents executed in connection therewith from time to time.

THIS AGREEMENT -- this document (including every document that is stated herein to be an appendix, exhibit or schedule hereto, whether or not physically attached to this document).

TOTAL AGGREGATE FACILITY LIMIT -- is defined in Section 0.

TOTAL ASSETS -- is defined in Section 0.

TOTAL INDEBTEDNESS -- with respect to any Person, the aggregate Indebtedness of such Person.

TOTAL LIABILITIES -- is defined in Section 0.

UCC -- the Uniform Commercial Code as in effect from time to time in the State of Missouri or such other similar statute as in effect from time to time in Missouri or any other appropriate jurisdiction.

UNITED STATES -- when used in a geographical sense, all the states of the United States of America and the District of Columbia; and when used in a legal jurisdictional sense, the government of the country that is the United States of America.

VENDOR -- is defined in Section 0.

VENDOR AGREEMENT -- is defined in Section 0.

WELFARE BENEFIT PLAN -- any plan described by Section 3(1) of ERISA.

                                            EXHIBIT 0
                                            ---------

                             LENDERS' FACILITIES AND PRO-RATA SHARES

-------------------------------------------------------------------------------------------------
                                                  REVOLVING          FLOORPLAN
       LENDER                TOTALS(2)              LOAN                LOAN            PRO-RATA
                                                  FACILITY            FACILITY           SHARES
-------------------------------------------------------------------------------------------------
GE Commercial
Distribution Finance      $125,000,000.00      $90,000,000.00      $75,000,000.00      100.00000%
-------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------

AGGREGATES                $125,000,000.00      $90,000,000.00      $75,000,000.00      100.00000%
-------------------------------------------------------------------------------------------------









--------------------
         (2) Subject to the Total Aggregate Credit Facility Limit of $125,000,000 - which can be composed in any combination of Aggregate Revolving Loans (subject to the $90,000,000 Aggregate Revolving Loan Facility) and Aggregate Floor plan Loans (subject to the $75,000,000 Aggregate Floor plan Loan Facility).

                                    EXHIBIT 0
                                    ---------

                   FORM OF REQUEST FOR REVOLVING LOAN ADVANCE

GE Commercial Distribution Finance Corporation, as Administrative Agent 625 Maryville Centre Drive, 2nd Floor
St. Louis, Missouri 63141
Attn: ______________

         Re: Credit Facilities Agreement effective October __, 2003, among GTSI Corp. ("Borrower"), and GE Commercial Distribution Finance Corporation, as Administrative Agent, and for itself as a Lender and the other Lenders party thereto, as it may be amended, modified, restated or replaced from time to time (the "Credit Agreement")

Ladies and Gentlemen:

         The undersigned is a Borrowing Officer of GTSI Corp. and, as such is authorized to make and deliver this Advance Request on behalf of Borrower pursuant to Section 0 and Section 0 of the Credit Agreement. All capitalized words used herein that are defined in the Credit Agreement have the meanings defined in the Credit Agreement.

         Borrower hereby requests that Administrative Agent make a Revolving Loan Advance of $______________________ to Borrower under the terms of the Credit Agreement on _______________.

         The undersigned hereby certifies that:

         (i)      No Event of Default exists.

         (ii) The Representations and Warranties including those of each Guarantor in its Guaranty are true and correct and will be true and correct as of the time of the requested Revolving Loan Advance.

         (iii) The amount of the requested Revolving Loan Advance will not, when added to the current amount of the Aggregate Revolving Loan, exceed the Maximum Available Amount, nor will the Lenders' Exposure exceed the Total Aggregate Facility Limit.

         (iv) All conditions precedent to funding of the requested Revolving Loan Advance under Sections 0 and 0 of the Credit Agreement have been satisfied.

         Executed this ____ day of _______________, _____.

                                       GTSI Corp. on behalf of itself and the
                                       other Borrowers


                                       By:______________________________________
                                       Its______________________________________
                                       Typed Name:______________________________

                                    EXHIBIT 0
                                    ---------

                         DOCUMENTS AND REQUIREMENTS LIST


                                 TO BE INSERTED

                                    EXHIBIT 0
                                    ---------

                         DISCLOSURE SCHEDULE OF BORROWER

                                    EXHIBIT 0
                                    ---------

                 INDEBTEDNESS TO BE REPAID WITH INITIAL ADVANCE

                                    EXHIBIT 0
                                    ---------

                         FORM OF COMPLIANCE CERTIFICATE

TO:      GE Commercial Distribution Finance Corporation, as Administrative Agent

This Compliance Certificate is furnished pursuant to that certain Credit Facilities Agreement effective October __, 2002 (as the same may be amended, modified, restated or replaced from time to time, the "Credit Agreement"), among GTSI Corp., ("Borrower"), GE Commercial Distribution Finance Corporation ("GECDF"), as Administrative Agent, and GECDF and the Lenders as defined in the Credit Agreement. Unless otherwise defined herein, capitalized terms used in this Compliance Certificate have the meanings ascribed to them in the Credit Agreement.

         THE UNDERSIGNED HEREBY CERTIFIES THAT:

         1.       I am the _______________ of GTSI Corp.

         2. I have reviewed the terms of the Credit Agreement and the Loan Documents and I have made, or have caused to be made under my supervision, a review of the transactions and conditions of Borrower and each other Covered Person during the accounting period covered by the attached Financial Statements.

         3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes an Event of Default as of the date of this Compliance Certificate; and to my knowledge all of the Representations and Warranties (including those of each Guarantor in its Guaranty) are true and correct.

         4. [Use for annual financial statements: Schedule I attached hereto contains the Financial Statements for Borrower for the fiscal year ended , which are complete and correct in all material respects and have been prepared in accordance with GAAP applied consistently throughout the period and with prior periods (except as disclosed therein).]

                  [Use for monthly financial statements: Schedule I attached hereto contains the Financial Statements for Borrower for the fiscal month ended , which are complete and correct in all material respects (subject to normal year-end audit adjustments) and have been prepared in accordance with GAAP applied consistently throughout the period and with prior periods (except as disclosed therein).]

         5. Borrower and every other Covered Person is in compliance with all of the covenants in the Credit Agreement, including the financial covenants in Section 0, and Schedule II attached hereto contains calculations based on Borrower's consolidated financial statements and other financial records that show Borrower's compliance with such financial covenants. The calculations and the data upon which they are based are believed by me to be complete and correct.

This Compliance Certificate, together with the Schedules hereto, is executed and delivered this ______day of _____________________. The undersigned is a duly authorized Borrowing Officer of Borrower.

GTSI Corp.
on behalf of itself and the other Borrowers



______________________________________________
Print Name: __________________________________
Title:________________________________________


Schedules I and II are Attached

SCHEDULE I TO COMPLIANCE CERTIFICATE
------------------------------------

                   See current Financial Statements attached.

                      SCHEDULE II TO COMPLIANCE CERTIFICATE
                      -------------------------------------

Note: the text of Section 0 of the Loan Agreement controls over any difference between this certificate and Section 0 of the Loan Agreement. Reference should be made to the Loan Agreement for more specific instructions regarding the calculation periods and how the components of the financial covenants should be calculated.

All calculations done in accordance with GAAP on a consolidated basis, in accordance with the provisions of the Credit Facilities Agreement and are based on the period ended __________________.


I.       Minimum Tangible Net Worth
         --------------------------

         A.       Tangible Net Worth required as of the end of
                  the fiscal month                                  $45,000,000

         B.       Actual Tangible Net Worth calculated as of
                  the end of the fiscal month                       $__________

II.      Maximum Total Liabilities to Tangible Net Worth
         -----------------------------------------------

         A.       Total Liabilities (see definition in
                  Section 0)                                        $__________

         B.       Subordinated Indebtedness                         $__________

         C.       Total of IIA Less IIB                             $__________

         D.       Tangible Net Worth (see definition in
                  Section 0)                                        $__________

         E.       Total of IID and IIB                              $__________

         F.       Ratio of Item IIA to Item IIB                      __________

         G.       Maximum ratio permitted by Section 0           ___.00 to 1.00

III.     Minimum EBIT to Net Sales
         -------------------------

         A.       EBITDA (see definition in Section 0) for
                  preceding fiscal month for the twelve month
                  period then ended                                 $__________

         B.       Depreciation and amortization expense for
                  preceding fiscal month for the twelve month
                  period then ended                                 $__________

         C.       IIIA less IIIB                                    $__________

         D.       Net Sales for the twelve month period then
                  ended                                             $__________

         E.       Ratio of IIIC to IIID as a percentage              __________%

         F.       Minimum Net Income as a percentage of net
                  sales required by Section 0                              0.50%

IV.      Funded Debt to EBITDA
         ---------------------

         A.       Total Funded Indebtedness (see definition in
                  Section 15.1)                                     $__________

         B. EBITDA (for preceding twelve month period) (see definition of EBITDA in Section 15.1)
                  (i)      Net Income       $__________
                  (ii)     Interest Expense $__________
                  (iii)    income tax expense        $__________
                  (iv)     depreciation expense      $__________
                  (v)      amortization expense      $__________
                  (vi)     extraordinary losses      $__________
                  (vii)    extraordinary gains       $__________
                  (viii)   Sum of items (i) through
                           (vi) less item (vii)
                           is EBITDA                 $__________

         C.       Ratio of VIA to VIB(viii) __________

         D.       Maximum ratio permitted by Section 0        ____ to 1.00

                                    EXHIBIT 0
                                    ---------

                           BORROWING BASE CERTIFICATE


                                SEE FORM ATTACHED


Attachments:

Schedule of Accounts and Schedule of Inventory

                                    EXHIBIT 0
                                    ---------

                        FORM OF ASSIGNMENT AND ACCEPTANCE

                         DATED _________________, _____

         Reference is made to the Credit Facilities Agreement dated as of October __, 2003 (as amended, modified, restated or replaced from time to time, the "Credit Agreement") among GTSI Corp. and GE Commercial Distribution Finance Corporation ("GECDF"), as Administrative Agent, and GECDF and the Lenders as defined in the Credit Agreement. Terms defined in the Credit Agreement are used herein with the same meaning.

         The "Assignor" and the "Assignee" referred to on Schedule 1 agree as follows:

         1. The Assignor hereby sells and assigns to the Assignee, without recourse and without representation or warranty except as expressly set forth herein, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor's rights and obligations under the Credit Agreement and the other Loan Documents as of the date hereof equal to the percentage interest specified on Schedule 1 of all outstanding rights and obligations under the Credit Agreement and the other Loan Documents. After giving effect to such sale and assignment, the Assignee's Facility and the amount of the Loans owing to the Assignee will be as set forth on Schedule 1. Such purchase and assumption shall include that portion of Assignor's obligations to fund unfunded Approvals equal to the percentage of the Floorplan Loans being assigned by Assignor to Assignee.

         2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any other instrument or document furnished pursuant thereto; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Covered Person or any Guarantor, or the performance or observance by any Covered Person or any Guarantor of any of its obligations under the Loan Documents or any other instrument or document furnished pursuant thereto; and (iv) attaches the Notes held by the Assignor and requests that Administrative Agent exchange such Notes for new Notes payable to the order of the Assignee in an amount equal to the Facility assumed by the Assignee pursuant hereto and to the Assignor in an amount equal to the Facility retained by the Assignor, if any, as specified on
Schedule 1.

         3. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 0 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon Administrative Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under

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the Credit Agreement; (iii) confirms that it is an Eligible Assignee; (iv)
appoints and authorizes Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender; and (vi) attaches any U.S. Internal Revenue Service or other forms required under the Credit Agreement.

         4. Following the execution of this Assignment and Acceptance, it will be delivered to Administrative Agent for acceptance and recording by Administrative Agent. The effective date for this Assignment and Acceptance (the "Effective Date") shall be the date of acceptance hereof by Administrative Agent, unless otherwise specified on Schedule 1.

         5. Upon such acceptance and recording by Administrative Agent, as of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

         6. Upon such acceptance and recording by Administrative Agent, from and after the Effective Date, Administrative Agent shall make all payments under the Credit Agreement and the Notes in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the Notes for periods prior to the Effective Date directly between themselves.

         7. Assignor represents and warrants that is has paid an assignment and a processing fee of $4,000 to Administrative Agent.

         8. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of Missouri.

         9. This Assignment and Acceptance may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of Schedule 1 to this Assignment and Acceptance by telecopier shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance.

         IN WITNESS WHEREOF, the Assignor and the Assignee have caused Schedule 1 to this Assignment and Acceptance to be executed by their officers thereunto duly authorized as of the date specified thereon.

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

                                   SCHEDULE 1
                                       to
                            ASSIGNMENT AND ACCEPTANCE


         Percentage of Assignor's interest assigned:                 __________%

         Assignee's Facility:                                       $__________

         Aggregate outstanding principal
           amount of Loans assigned:                                $__________

         Principal amount of Revolving Note payable to
           Assignee:                                                $__________

         Principal amount of Floor plan Loans payable to
           Assignee:                                                $__________

         Amount of unfunded Approvals payable by Assignee:          $__________

         Principal amount of Revolving Note payable to
           Assignor:                                                $__________

         Principal amount of Floor plan Loans payable to
           Assignor:                                                $__________

         Amount of unfunded Approvals payable by Assignor:          $__________

         Effective Date (if other than date of
           acceptance by Administrative Agent):              *___________, ____



                                       [NAME OF ASSIGNOR], as Assignor


                                       By:   ___________________________________
                                             Title:_____________________________
                                             Dated:____________, 20__


                                       [NAME OF ASSIGNEE], as Assignee


                                       By:   ___________________________________
                                             Title:_____________________________


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

                                            Domestic Lending Office:


*This date should be no earlier than five Business Days after the delivery of this Assignment and Acceptance to Administrative Agent.

Accepted and Approved
this _____ day of ____________, ____


ADMINISTRATIVE AGENT:



By:   ___________________________________
      Title:_____________________________



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